Exhibit 10.4

DELTA

FOUNDER AIRLINE SERVICES AGREEMENT

between

DELTA AIR LINES, INC.

and

WORLDSPAN, L.P.

DELTA

FOUNDER AIRLINE SERVICES AGREEMENT

TABLE OF CONTENTS

ARTICLE 1. AGREEMENT, TERM, AND DEFINITIONS

1.1	Agreement
1.2	Term
1.3	Definitions

ARTICLE 2. AIRLINE SERVICES AND RELATED OBLIGATIONS

2.1	Airline Services
2.2	Performance Objectives and Standards
2.3	Performance Reports, Reviews and Working Relationships
2.4	System Capacity Shortfalls
2.5	Transaction Data
2.6	Change Control Procedures
2.7	Unrelated Equipment and Services
2.8	Delta Obligations
2.9	Airline Services Organization
2.10	Airline Services Committee
2.11	Strategic Partners
2.12	Other Air Carriers

ARTICLE 3. SOFTWARE DEVELOPMENT

3.1	Dedicated Development
3.2	Delta Key Employees
3.3	Joint Development
3.4	Adjustment of Committed Development Hours
3.5	Worldspan Development
3.6	Independent Development
3.7	Technical Cooperation
3.8	Operational Emergencies

ARTICLE 4. PAYMENTS TO WORLDSPAN

4.1	Cost-Based Charges
4.2	Additional Charge

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4.3	Delta Expenses
4.4	FASA Credits
4.5	Payment Terms
4.6	Taxes
4.7	Recoupment and Set Off

ARTICLE 5. SOFTWARE OWNERSHIP AND RIGHTS

5.1	Ownership of Improvements.
5.2	Worldspan Outsourcing Rights
5.3	Delta Exclusive Use Software
5.4	Escrow of Worldspan Software
5.5	License to Worldspan Software
5.6	License Terms and Conditions

ARTICLE 6. DATA, CONFIDENTIALITY, AND AUDIT RIGHTS

6.1	Delta Service User Data
6.2	Confidential Information
6.3	Audit Rights
6.4	Examination of Internal Controls

ARTICLE 7. TERMINATION

7.1	Termination Without Cause.
7.2	Termination Upon an Event of Default
7.3	Termination of Delta Service User
7.4	Termination Assistance
7.5	Effect of Termination

ARTICLE 8. ALLOCATION OF RISKS AND RESOLUTION OF DISPUTES

8.1	Indemnification.
8.2	Insurance Requirements
8.3	Exclusive Remedies
8.4	Warranties and Liabilities
8.5	Resolution of Disputes

ARTICLE 9. MISCELLANEOUS

9.1	Successors and Assigns
9.2	Force Majeure
9.3	Regulatory Compliance
9.4	Entire Agreement
9.5	Governing Law

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9.6	Further Assurances
9.7	Expenses.
9.8	No Third-Party Beneficiaries
9.9	Amendments and Waivers
9.10	Notices
9.11	Headings.
9.12	Severability
9.13	Counterparts
9.14	Independent Contractor
9.15	Non-Discrimination
9.16	Limitation of Recourse

SCHEDULES

Schedule 1.3 Definitions
Schedule 2.1 Airline Services
Schedule 2.2 Performance Objectives and Standards
Exhibit I Delta Critical Production Data
Schedule 2.4 System Capacity Shortfall Procedures
Schedule 4.1 Cost Recovery Amounts
Exhibit I Message Types
Schedule 4.4(a) FASA Credit Schedule
Schedule 4.4(b)(2) Worldspan/Delta Indemnity Claim Escrow Agreement
Schedule 5.3 Delta Exclusive Use Software
Schedule AP Application Packages

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DELTA

FOUNDER AIRLINE SERVICES AGREEMENT

THIS AGREEMENT, dated as of June 30, 2003, (this “Agreement”) is by and between Delta Air Lines, Inc., a Delaware corporation, having its principal office at 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and Worldspan, L.P., a Delaware limited partnership, having its principal office at 300 Galleria Parkway, N.W., Suite 2100, Atlanta, Georgia 30339 (“Worldspan”).

W I T N E S S E T H:

WHEREAS, Delta is one of the founders of Worldspan; and

WHEREAS, Worldspan is in the business of, among other things, providing certain communications and computer related services for Air Carriers and related entities; and

WHEREAS, Delta desires to have the ability to obtain certain services for the Delta Service Users from Worldspan, and Worldspan is willing to provide those services for the Delta Service Users, all upon and subject to the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the above recitals, the mutual undertakings of the parties as contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1
AGREEMENT, TERM, AND DEFINITIONS

Section 1.1                                      Agreement.  During the Term and in accordance with the provisions of this Agreement, Worldspan shall provide, and, except as otherwise provided herein, Delta shall purchase, the services described herein for Delta and, to the extent that Delta so directs, any other Delta Service Users.  Worldspan and Delta agree that Delta shall act for and on behalf of the Delta Service Users with respect to all matters relating to this Agreement, including any approval, acceptance, consent, notice, modification, termination or other action required or permitted by this Agreement, and that Delta shall be responsible for the timely performance or non-performance of all obligations of the Delta Service Users hereunder and for causing each Delta Service User to comply with all applicable provisions hereof.

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Section 1.2                                      Term.  The term of this Agreement (the “Term”) shall commence on and as of the Effective Date and shall continue until (i) the Initial Expiration Date or such anniversary thereof to which the Term may be extended in accordance with the provisions of this Section 1.2, or (ii) such earlier date upon which this Agreement is terminated in accordance with the provisions hereof.  The Term shall be automatically extended beyond the Initial Expiration Date for successive periods of one (1) year each unless and until either party gives the other written notice, at least twelve (12) months prior to the Initial Expiration Date or such anniversary thereof to which the Term has then been extended, that the notifying party has elected not to extend the Term beyond the Initial Expiration Date or such anniversary thereof to which the Term has then been extended.

Section 1.3                                      Definitions.  Except for terms used only in a Schedule hereto which are defined in that Schedule, all applicable terms used in this Agreement in capitalized form shall have the respective meanings for them set forth in Schedule 1.3 hereto.

ARTICLE 2
AIRLINE SERVICES AND RELATED OBLIGATIONS

Section 2.1                                      Airline Services.  During the Term, Worldspan shall provide Airline Services for the Delta Service Users, and the Delta Service Users shall obtain Airline Services from Worldspan, in accordance with the following:

(a)                                  Commencing on the Effective Date, Worldspan shall provide for the Delta Service Users the Airline Services set forth in Schedule 2.1 hereto.  The Airline Services provided for the Delta Service Users by Worldspan may be modified from time to time in accordance with the provisions of this Agreement or by the mutual written agreement of the parties hereto and may be used by the Delta Service Users to support any lawful activities that are not prohibited by any non-competition or other agreement that Delta may have with Worldspan.

(b)                                 If at any time during the Term Worldspan provides Core Reservations Services pursuant to this Agreement to Delta or any of its direct or indirect wholly-owned subsidiaries that are Air Carriers and that use the same air carrier designator code as Delta with respect to all or substantially all of their flights, then Worldspan shall thereafter during the remainder of the Term [**].

(c)                                  Except as provided in Section 2.1(b) hereof and, with respect to Development Services, Sections 3.1, 3.2, and 3.3 hereof, Delta may, after giving Worldspan at least [**] prior written notice thereof, discontinue obtaining from Worldspan any Airline Services for any Delta Service User, in which event the provisions of Section 7.4 hereof shall be applicable.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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(d)                                 Worldspan shall, at the reasonable request of Delta, use reasonable business efforts to provide for any Delta Service User, pursuant to this Agreement and using the same Worldspan Software and other applicable resources, any Airline Service that Worldspan is then providing for any similar entity (for example, if the Delta Service User for which the Airline Service is requested is an airline, then another airline) pursuant to any other Airline Services Agreement, except to the extent that (i) Worldspan’s right to so provide that Airline Service is restricted by applicable law, regulation or industry rule, or (ii) that Airline Service relies upon software which Worldspan is prohibited from using for that Delta Service User by any other Airline Services Agreement or by any agreement with a third party.  Worldspan shall from time to time inform Delta of the Airline Services available, or anticipated to be available, to the Delta Service Users pursuant to this Agreement.  Except as may be otherwise mutually agreed, Delta shall promptly reimburse Worldspan for [**].

(e)                                  In addition, Worldspan shall use reasonable business efforts to provide for the Delta Service Users any additional Airline Services that may be reasonably requested by Delta, that, if provided, would interface (i.e., exchange data) with the portion of the Worldspan Software used to provide the Airline Services Delta is then obtaining from Worldspan, and that are technically feasible for Worldspan to provide.  [**]  If and to the extent that Delta requests any additional Airline Services that, if provided, would not interface (i.e., exchange data) with the portion of the Worldspan Software used to provide the Airline Services Delta is then obtaining from Worldspan, then Worldspan may, but is not required to, provide such additional services on such terms and conditions, including prices, as the parties may agree upon at that time.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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(f)                                    From time to time as may be requested by Delta, Worldspan shall, within six (6) months after Delta’s request, develop and provide to Delta a technical plan, reasonably acceptable to Delta, for providing disaster recovery capabilities designed to allow the continuation of critical Airline Services, as designated by Delta, in the event that a disaster, whether natural or man-made, substantially disables any Independent Complex supporting Delta.  Upon Delta’s written request, Worldspan shall use commercially reasonable efforts to implement, within a commercially reasonable timeframe and to the extent technically feasible, and thereafter maintain any such plan so as to provide those disaster recovery capabilities, but such obligation to implement any such plan and provide any such disaster recovery capabilities shall be contingent upon Delta, if and to the extent reasonably requested by Worldspan, purchasing all of the equipment required or providing, or making other arrangements reasonably satisfactory to Worldspan in its discretion for Worldspan to obtain, sufficient funding for any capital investment, expenditure or outlay required to implement such plan and provide such capabilities, it being understood that Worldspan may be unable or unwilling to incur additional indebtedness in light of its financial condition, contractual obligations or capital raising plans at such time.  To the extent permitted in accordance with United States generally accepted accounting principles, the costs incurred by Worldspan in implementing and maintaining any such plan and constructing and providing those disaster recovery capabilities shall be capitalized and recognized as depreciation expenses over the useful life of the applicable resources used to provide those capabilities.  Any of those costs incurred in connection with disaster recovery capabilities with respect to any Independent Complex supporting Delta that constitute costs for Shared Resources shall be allocated among the System Users supported by such Independent Complex that elect to participate in those disaster recovery capabilities, with Delta’s share of those costs (which share shall be considered part of its Cost Recovery Amounts for Production Services) being determined by multiplying the amount of those costs by a fraction, the numerator of which is the costs incurred by Worldspan in connection with providing Production Services from that Independent Complex for Delta, as determined in accordance with the Cost Collection and Allocation Methodology, and the denominator of which is the costs incurred by Worldspan in connection with providing Production Services from that Independent Complex for all the System Users supported by such Independent Complex that elect to participate in those disaster recovery capabilities, as determined in accordance with the Cost Collection and Allocation Methodology.

Section 2.2                                      Performance Objectives and Standards.  During the Term:

(a)                                  Worldspan shall use reasonable business efforts to provide Airline Services for the Delta Service User Group in accordance with the performance levels provided by Worldspan to the Founder Airlines prior to the Effective Date, including, but not limited to, the performance objectives set forth in Section 2 of Schedule 2.2 hereto (the “Performance Objectives”).  However, Worldspan shall not be deemed to be in breach of its obligations under this Agreement or otherwise have any liability to any Delta Service User as the result of any failure by Worldspan to meet the Performance Objectives.

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(b)                                 Worldspan agrees that its performance of Airline Services for the Delta Service User Group shall meet or exceed the applicable performance standards set forth in Section 3 of Schedule 2.2 hereto (the “Intermediate Performance Standards”).  In the event that Worldspan’s performance of Airline Services for the Delta Service User Group fails to meet any applicable Intermediate Performance Standard during [**] and, after Worldspan has been given written notice of Delta’s intention to withhold payments to Worldspan as a result of such failure, that failure has not been Cured at any time during the [**] period following such notice, then, in addition to any other remedies permitted by this Agreement, Delta shall have the right, after giving Worldspan prior written notice thereof, to:

[**]

(c)                                  Worldspan agrees that its performance of Airline Services for the Delta Service User Group shall meet or exceed the applicable performance standards set forth in Section 4 of Schedule 2.2 hereto (the “Minimum Performance Standards”).  In the event that Worldspan’s performance of Airline Services for the Delta Service User Group fails to meet any applicable Minimum Performance Standard during any [**], then, in addition to any other remedies permitted by this Agreement, Delta shall have the right, after giving Worldspan prior written notice thereof, to:

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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[**]

(d)                                 In the event that an Event of Default with respect to Worldspan has occurred and this Agreement is being terminated as a result thereof, then any amounts that have been or may be paid into an Escrow Account pursuant to this Section 2.2 shall be treated as follows:

(1)                                  There shall be retained in the Escrow Account any amounts up to, but not to exceed, an amount equal to the product of (i) [**], multiplied by (ii) [**] of the then current Standard Cost Rate for a person-hour of Development Resources; and

(2)                                  Any amounts in excess of the amount retained pursuant to subsection (1) of this Section 2.2(d), whether then in the Escrow Account or subsequently paid therein, shall be immediately disbursed to Worldspan.

Thereafter, on a monthly basis, Worldspan shall be entitled to withdraw from the Escrow Account (i) amounts equal to any Software Consent Costs paid by Worldspan, and (ii) amounts equal to [**].  In addition, Worldspan shall be entitled to withdraw from the Escrow Account any remaining amounts in the Escrow Account when Worldspan has fulfilled its obligation to provide Transition Services for Delta as provided in Section 7.4 hereof.  Any amount which Worldspan is entitled to withdraw from the Escrow Account pursuant to this Section 2.2(d) shall be paid to Worldspan five (5) days after Worldspan has submitted to the custodian of the Escrow Account, with a copy to Delta, a certification of the amount to be withdrawn and the basis therefor.

(e)                                  Worldspan and Delta shall periodically mutually review the Performance Objectives, Intermediate Performance Standards, and Minimum Performance Standards and shall, by written agreement, supplement and update any or all of them to the extent that the parties, acting reasonably and in good faith, mutually agree is appropriate under the circumstances at that time.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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Section 2.3                                      Performance Reports, Reviews and Working Relationships.  During the Term:

(a)                                  At least once each calendar month, Worldspan shall provide to Delta a written report comparing the actual performance of Airline Services for the Delta Service User Group with the applicable Performance Objectives, Intermediate Performance Standards, and Minimum Performance Standards and containing such other information with respect to the performance of Airline Services for the Delta Service User Group as may be reasonably requested by Delta.

(b)                                 Representatives of Worldspan and Delta shall meet as often as may be reasonably requested by either party, but no less often than once each calendar quarter, to review Worldspan’s performance of Airline Services under this Agreement and to discuss technical plans, financial matters, system performance, service levels and any other matters related to this Agreement that may be reasonably requested by either party.

(c)                                  Worldspan shall provide Delta with performance briefings and reports in accordance with Worldspan’s reasonable and customary procedures, as those procedures may be reasonably modified by Worldspan from time to time.  However, except with the consent of Delta, Worldspan shall continue to provide Delta with performance briefings and reports in accordance with the procedures utilized by Worldspan immediately prior to the Effective Date and no such modification of those procedures shall reduce in any material respect the type, detail or frequency of the information provided to Delta by Worldspan prior to the Effective Date.

(d)                                 Worldspan shall (i) with respect to any development project undertaken for Delta, either as a Delta Dedicated Improvement or as a Joint Improvement for which a portion of the costs are allocated to Delta, promptly notify Delta of (A) any delays in the anticipated completion date for the project from that previously projected by Worldspan or (B) any cost overruns in the anticipated costs for the project from those previously projected by Worldspan, including any remedial action being taken by Worldspan, and (ii) use reasonable business efforts to (A) provide appropriate access to senior management of Worldspan by Delta counterparts, (B)  create senior level customer advisory committees (for topics such as Technology, Product Development & Distribution), in order to provide forums for the Served Designated Airlines to learn about applicable Worldspan initiatives and plans relating to Airline Services and to discuss areas of mutual concern and interest, (C) provide the customer advisory committees with information regarding the product development and technology components of the Worldspan Business Plan and Strategic/Long Term Plan, and (D) with the cooperation and assistance of Delta and the other Served Designated Airlines, develop and maintain a working relationship document that is consistent in scope and content with the Working Relationship Document maintained by Worldspan prior to the Effective Date.

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(e)                                  In addition to any other report or review required or contemplated by this Agreement, Worldspan shall immediately report to Delta (i) any event, occurrence or delay relating to the Airline Services provided to the Delta Service User Group that poses a material threat to the safe operation of any aircraft operated by any Delta Service User, or (ii) any other material impairment or outage with respect to the Worldspan System as it relates to the Airline Services provided hereunder and the measures to be taken by Worldspan to limit or prevent any subsequent occurrence of the material impairment or outage.

Section 2.4                                      System Capacity Shortfalls.  Delta acknowledges that in instances of high demand or system outages, demands on any Independent Complex within the Worldspan System may exceed the available capacity of that Independent Complex.  In any such instance, and without limiting, to the extent applicable, the provisions of Sections 2.2(b), 2.2(c), and 7.2(b) hereof, Worldspan shall be entitled to [**] in accordance with the procedures set forth on Schedule 2.4 hereto, as those procedures may be modified from time to time by the System Joint Development Committee, with the reasonable approval of Worldspan.  However, all such modifications of those procedures shall continue to reflect that the primary objective of those procedures is to allow Worldspan to continue providing the Airline Services (including, without limitation, flight planning and departure control, and passenger processing and servicing) that are necessary to support the flight operations of the Delta Service Users and the Service Users with respect to the other Served Designated Airlines.  Notwithstanding the foregoing, the system capacity shortfall procedures with respect to any Independent Complex that is dedicated to supporting one or more Served Designated Airlines shall be modified at, and only at, the written direction of that Served Designated Airline, if there is only one, or those Served Designated Airlines, acting jointly, if there are more than one.

Section 2.5                                      Transaction Data.  In addition to the information provided pursuant to Section 2.3 hereof (which shall be provided at no additional charge to Delta), during the Term and subject to applicable laws and regulations, Worldspan shall, at Delta’s expense, provide to each Delta Service User which is an Air Carrier all information (other than CRS transaction data that Worldspan generally makes available to Air Carriers pursuant to a separate agreement) collected by the Worldspan System related to reservations and bookings on such Delta Service User that may be reasonably requested by Delta.  Such data shall be provided to the Delta Service User, in machine-readable format, by magnetic tape and/or electronic communications with any computers operated by or on behalf of the Delta Service User and otherwise pursuant to mutually agreeable terms and conditions.

Section 2.6                                      Change Control Procedures.  During the Term, Worldspan shall make Changes directly affecting the Airline Services provided to Delta only in a manner consistent with Change Control Procedures to be developed and maintained by Worldspan.  These Change Control Procedures shall be reasonably acceptable to Delta and shall include, among other things, the following requirements (with which Worldspan and Delta shall comply at all times even if more definitive Change Control Procedures are not then in effect, it being understood that the following requirements shall be applicable, even if development of the Change Control Procedures is delayed for any reason):

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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(a)                                  No Change shall be made without Delta’s approval, except as may be necessary on a temporary basis to maintain the continuity of the Airline Services provided by Worldspan for the Delta Service Users.  Subject to the following provisions of this Section 2.6, Delta shall be deemed to have approved any Change directly resulting from (i) any Delta Dedicated Improvement authorized by Delta pursuant to Section 3.1 hereof, or (ii) any Joint Improvement authorized by a Joint Development Committee on which Delta is represented.  However, if any Joint Improvement is authorized by a Joint Development Committee on which Delta is represented, but for which the representative of Delta did not vote affirmatively, pursuant to Section 3.3 hereof, then Worldspan shall exclude Delta from the effects thereof to the extent that it is technically feasible to do so, and Delta agrees to be responsible for, and have included in the Cost Recovery Amounts attributable to it, any and all costs incurred by Worldspan in connection with excluding Delta from the effects thereof.

(b)                                 With respect to any Change made on a temporary basis in order to maintain the continuity of the Airline Services provided by Worldspan for the Delta Service Users, Worldspan shall provide to Delta notice of the Change no later than the next day following such Change.

(c)                                  Worldspan shall (i) use reasonable business efforts to schedule all approved Changes so as not to unnecessarily interfere with the business operations of the Delta Service Users, (ii) prepare and deliver to Delta each month a schedule for ongoing and planned Changes, and (iii) monitor the status of Changes against the applicable schedule.

(d)                                 Delta shall respond to Worldspan within thirty (30) days after Delta’s receipt of a written request from Worldspan for approval of any Change, which request shall be submitted to Delta in such manner as Delta may reasonably designate from time to time and shall include a reasonably detailed description of the Change and the anticipated costs and benefits to Delta resulting from the Change.  If Delta fails to respond to Worldspan within twenty (20) days after Delta’s receipt of any such request, then Worldspan may give written notice of such failure to Delta’s Chief Information Officer.  If Delta fails to respond to Worldspan within ten (10) days after Delta’s Chief Information Officer’s receipt of any such notice, then Worldspan shall be entitled to meet in person with Delta’s Chief Information Officer as soon as reasonably practicable in order to discuss Delta’s failure to respond.

Section 2.7                                      Unrelated Equipment and Services.  During the Term:

(a)                                  If Delta desires to acquire for any Delta Service User any item of equipment (“Equipment”), any maintenance service (“Maintenance Service”), or any telecommunications service (“Telecommunications Service”) with respect to the computer operations of Delta not related to the Worldspan System of a type available under any agreement between Worldspan and a third party supplier, then, upon the reasonable request of Delta, Worldspan shall use reasonable business efforts to arrange

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for Delta to acquire for that Delta Service User such Equipment, Maintenance Service, or Telecommunications Service for a price equal to the cost of such Equipment, Maintenance Service, or Telecommunications Service under such agreement, with Delta to reimburse Worldspan for any resources utilized and expenses reasonably incurred by Worldspan that are directly attributable thereto, and pursuant to other terms and conditions mutually acceptable to Worldspan and Delta.  Worldspan shall use reasonable business efforts to arrange with the supplier of such Equipment, Maintenance Service, or Telecommunications Service to provide to Delta for that Delta Service User a warranty with respect to that Equipment, Maintenance Service, or Telecommunications Service that is the same in all material respects as the warranty, if any, that would have been obtained by Worldspan if Worldspan had acquired such Equipment, Maintenance Service, or Telecommunications Service from such supplier for use by Worldspan, and Delta shall comply with all applicable contractual obligations of Worldspan relating to any such Equipment, Maintenance Service, or Telecommunications Service.

(b)                                 If Worldspan desires to acquire any item of Equipment, any Maintenance Service, or any Telecommunications Service with respect to the computer operations of Worldspan of a type available under any agreement between Delta and a third party supplier, then, upon the reasonable request of Worldspan, Delta shall use reasonable business efforts to arrange for Worldspan to acquire such Equipment, Maintenance Service, or Telecommunications Service for a price equal to the cost of such Equipment, Maintenance Service, or Telecommunications Service under such agreement, with Worldspan to reimburse Delta for any resources utilized and expenses reasonably incurred by Delta that are directly attributable thereto, and pursuant to other terms and conditions mutually acceptable to Delta and Worldspan.  Delta shall use reasonable business efforts to arrange with the supplier of such Equipment, Maintenance Service, or Telecommunications Service to provide to Worldspan a warranty with respect to that Equipment, Maintenance Service, or Telecommunications Service that is the same in all material respects as the warranty, if any, that would have been obtained by Delta if Delta had acquired such Equipment, Maintenance Service, or Telecommunications Service from such supplier for use by Delta, and Worldspan shall comply with all applicable contractual obligations of Delta relating to such Equipment, Maintenance Service, or Telecommunications Service.

(c)                                  If, as of the Effective Date, either party hereto is providing the other party hereto with the use of space in the premises of the first party for the location of equipment or other purposes of the other party (including, without limitation, the space in the Delta Administrative Center in which Worldspan maintains equipment for the purpose of providing business continuity capabilities for Delta), then that arrangement shall be continued, and the other party shall continue to have the use of such space for that purpose, on the same terms and conditions as in effect prior to the Effective Date, unless and until that arrangement is terminated or modified in accordance with the following sentence.  Either party hereto may terminate or modify any such arrangement by providing the other party with written notice thereof sufficiently in advance for the other party to reasonably accommodate the termination or modification, including, if

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applicable, obtaining and relocating to alternative space; provided, however, that (i) except with Delta’s prior consent, Worldspan shall make no such change or modification that adversely effects the Airline Services provided for, or the costs incurred by, the Delta Service Users, and (ii) except to the extent that Worldspan may otherwise agree in writing, Worldspan shall be excused from the performance of its obligations hereunder (including, without limitation, its obligations pursuant to subsection (c) of the definition of “Change” in Schedule 1.3 hereto) if and to the extent that any such change or modification made by Delta adversely affects Worldspan’s ability to perform any such Airline Services.

(d)                                 If from time to time the equipment of either party hereto is physically located on the premises of the other party hereto, then (i) the first party acknowledges and agrees that it shall bear the risk of loss or damage to the equipment and that, except to the extent otherwise mutually agreed, it shall be responsible for the maintenance and repair of the equipment, and (ii) the other party agrees that it will not assert ownership of, or grant a security interest or otherwise create a lien on, the equipment and that it will reasonably cooperate with the first party in providing access to the equipment and, at the expense of the first party, providing or arranging for the maintenance or repair of the equipment.

Section 2.8                                      Delta Obligations.  In addition to its other obligations hereunder, during the Term:

(a)                                  Delta shall, and shall cause each other Delta Service User to, cooperate with Worldspan in the performance of Worldspan’s obligations hereunder, including without limitation, and in each instance subject to normal security requirements and in a manner that is not unnecessarily disruptive to that Delta Service User’s business operations, by:

(1)                                  Providing to Worldspan such information, data, access to premises, management decisions, approvals and acceptances as may be reasonable to permit Worldspan to provide Airline Services hereunder.

(2)                                  Not abusing or misusing the Worldspan System, any of the components thereof, or any of the capabilities provided thereby.

(b)                                 Upon the reasonable request of Worldspan from time to time, Delta shall provide to Worldspan, with the reasonable cooperation and assistance of Worldspan, (i) a list, by Service User category, of the names and addresses of all the Delta Service Users to which Airline Services are being provided as of that time, and/or (ii) a list of all locations where Airline Services are being provided to the Delta Service Users as of that time, designating in such list those locations which are for Delta, subsidiaries of Delta, Common Designators, Direct Connects, General Sales Agents and Tour Operators.

Section 2.9                                      Airline Services Organization.  During the Term, Worldspan shall establish and maintain a separate business unit (the “Airline Services Organization”) to manage the Internal Reservations Services, Airline Support Services, and related services that Worldspan

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provides to Air Carriers.  The Airline Services Organization shall, at a minimum, perform the following functions:

(a)                                  If and for so long as Delta is a Hosted Airline, the Airline Services Organization shall assign at least one account manager for Delta.  Each such account manager will be reasonably acceptable to Delta, will (as provided below) be replaced if and when Delta reasonably requests, and will, if Delta so requests, maintain his or her primary office in Delta’s facilities, with Delta providing suitable office space and related equipment, supplies, and administrative support for the account manager.  The account manager(s) will serve as an advocate/liaison for Delta to Worldspan with respect to areas such as joint development as provided in Section 3.3 hereof, Change Control Procedures as provided in Section 2.6 hereof, service delivery, and other management issues.  If mutually agreed by the parties, any such account manager may be an employee of Delta who is assigned to Worldspan for the purpose of performing this function.  If Delta reasonably and in good faith decides that any such account manager, or any other individual assigned to provide services for Delta, should be replaced, then Delta will notify Worldspan of its concerns and, unless Worldspan can resolve those concerns to Delta’s satisfaction, Worldspan will replace the individual as soon as reasonably practicable.

(b)                                 The Airline Services Organization shall have a business development staff that shall be responsible for both (i) the identification, analysis, structuring, and contracting for additional services to be offered to the Hosted Airlines by Worldspan, and (ii) the marketing, analysis, and contracting with additional Air Carriers to obtain Airline Services from Worldspan.

Section 2.10                                Airline Services Committee.  During the Term, Worldspan shall establish and provide for the continuance of an Airline Services Committee (the “ASC”), unless and until the ASC decides by at least a seventy-five percent (75%) vote, determined in accordance with the provisions of Section 2.10(d) hereof, to discontinue its existence.  The ASC shall be composed of (i) one representative (including any alternates and advisors that such representative may deem advisable) from each Hosted Airline that is not then in material default under its Designated Airline Services Agreement or any other agreement with Worldspan, (ii) the head(s) of Worldspan’s Airline Services, technical and North American marketing operations, and (iii) any other members who are from time to time mutually acceptable to Worldspan and a majority of the Hosted Airlines then represented on the ASC.  The ASC shall have the following objectives, functions, duties, and procedures:

(a)                                  The ASC shall provide a high level customer advisory function for the existing Hosted Airlines and serve as a strategic platform to attract other Air Carriers to become Hosted Airlines.  In particular, the ASC shall:

(1)                                  Facilitate the Hosted Airlines’ confidence and comfort with respect to Worldspan’s attention to the mission critical Internal Reservations Services and related functions performed for the Hosted Airlines by Worldspan.

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(2)                                  Create a vehicle to provide assurance to Air Carriers that are considering obtaining Internal Reservations Services from Worldspan or competitors of Worldspan that there is a forum within Worldspan that will be responsive to their needs and concerns and that will provide participation that differs from that available in traditional outsourcing arrangements.

(3)                                  Better align key decision making relating to the Internal Reservations Services provided by Worldspan among a community of similarly situated Air Carriers.

(4)                                  Create an organization focused on the needs of the existing and future Hosted Airlines and the Internal Reservations Services provided by Worldspan.

(5)                                  Facilitate the sharing of the use of software among the Hosted Airlines and Worldspan.

(b)                                 The ASC shall assist Worldspan in marketing its Internal Reservations Services, Airline Support Services, and related services to additional Air Carriers.

(c)                                  Notwithstanding anything herein to the contrary, the ASC shall only perform an advisory role for Worldspan and shall not have any right or power to compel Worldspan to take or refrain from taking any action, to enter into any agreement or arrangement or waive any right on behalf of Worldspan, or to otherwise incur any obligation on behalf of Worldspan without the express written authorization of Worldspan.

(d)                                 Except as otherwise provided in this Section 2.10, decisions of the ASC shall be made by majority vote, and, if and for so long as Delta is a Hosted Airline, the representative of Delta shall be entitled to cast a percentage of the votes on any such decision, which percentage shall be equal to the percentage obtained by dividing (i) the amount of revenue paid to Worldspan by Delta for Development Services and Production Services (pursuant to either this Agreement or any predecessor agreement) during the immediately preceding calendar year (or, if Delta was not a Hosted Airline during the entire preceding calendar year, Worldspan’s reasonable estimate of the then current annualized revenue being paid to Worldspan by Delta for Development Services and Production Services provided pursuant to this Agreement), by (ii) the aggregate amount of revenue paid to Worldspan by all the Hosted Airlines for Development Services and Production Services (pursuant to either their Airline Services Agreements or any predecessor agreements) during the immediately preceding calendar year (or, with respect to any Hosted Airline that was not a Hosted Airline during the entire preceding calendar year, Worldspan’s reasonable estimate of the then current annualized revenue being paid to Worldspan by that Hosted Airline for Development Services and Production Services provided pursuant to its Airline Services Agreement).  Delta acknowledges that each other Hosted Airline shall similarly be entitled to cast a similarly computed percentage of the votes on any such decision.

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Section 2.11                                Strategic Partners.  Upon Delta’s written request during the Term, Worldspan shall offer to enter into a Strategic Partner Airline Services Agreement with [**]

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[**]

Section 2.12                                Other Air Carriers.  Worldspan may offer, and contract, to provide services, including Internal Reservations Services and Airline Support Services, to other Air Carriers on such terms and conditions as may be determined by Worldspan management from time to time, including terms and conditions similar to those specified in this Agreement; provided, however, that during the Term:

(a)                                  The Cost Recovery Amounts for Delta determined pursuant to the Cost Collection and Allocation Methodology, as specified in Schedule 4.1 hereto, will not be increased as a result of any such arrangements with other Air Carriers, nor will Delta be otherwise required to subsidize the cost of providing services to any other Air Carriers.

(b)                                 In the event that Worldspan offers or commits to provide services to any other Air Carrier on terms and conditions, including price, that are more favorable, in the aggregate, than the terms and conditions, including price, on which Worldspan is then providing services to Delta hereunder, then Worldspan shall promptly notify Delta thereof and offer to provide Delta such services on such more favorable terms and conditions.  If Delta elects to obtain such services on such more favorable terms and conditions, then Delta must, insofar as possible, obtain all such services on such terms and conditions and must undertake to perform all the corresponding obligations of the other Air Carrier, but may continue to obtain any additional services on the terms and conditions specified in this Agreement.  Worldspan shall periodically, and no less often than annually, provide Delta with a written notice, signed by Worldspan’s chief executive officer, certifying that Worldspan has been in full compliance with the provisions of this Section 2.12(b) since the date of the last such notice.

(c)                                  In the event that Worldspan enters into a definitive agreement to provide Airline Services to an Air Carrier using the same Independent Complex as that used for Delta, which definitive agreement contains performance standards (the “Improved Performance Standards”) that are more favorable in the aggregate to such Air Carrier than the performance standards (the “Original Performance Standards”) set forth in Schedule 2.2 hereto as of the Effective Date, then Worldspan shall offer the Improved Performance Standards to Delta and Delta shall, subject to complying with the provisions of the following sentence, have the right to require that this Agreement be amended to

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incorporate the Improved Performance Standards into Schedule 2.2 hereto.  Delta’s right to require that this Agreement be so amended shall be subject to Delta agreeing to amend this Agreement to adjust the penalties and other remedies available to Delta under this Agreement for any failures to meet the Improved Performance Standards so that such penalties and other remedies are equivalent to the penalties and other remedies available to such other Air Carrier under such definitive agreement for any failures to meet the Improved Performance Standards.  If this Agreement is amended to incorporate the Improved Performance Standards, then, unless otherwise mutually agreed, Worldspan shall, for so long as Delta is entitled to Delta FASA Credits under Section 4.4 hereof, continue to track and report to Delta Worldspan’s performance of the Airline Services with respect to the Original Performance Standards in the same manner as Worldspan did prior to such amendment, but Delta shall not be entitled to any penalties or other remedies as a result of Worldspan’s failure to meet the Original Performance Standards, except that Delta shall have the right to terminate this Agreement as a result of an Event of Default with respect to Worldspan relating to the Original Performance Standards, as determined in accordance with the provisions of Section 7.2(b) hereof and Schedule 2.2 hereto, as they existed as of the Effective Date, with any such termination being a Delta Continuing Payment Termination, unless such Event of Default is based, in whole or in part, upon Worldspan’s failure to meet either an Intermediate Performance Standard or a Minimum Performance Standard for either High Severity Impacts or Severity 2 Impacts, as set forth in Schedule 2.2 hereto, in which event such termination shall be a Delta General Termination.  In addition, Delta shall have the right to terminate this Agreement as a result of an Event of Default with respect to Worldspan relating to the Improved Performance Standards, as determined in accordance with the applicable provisions of this Agreement after such amendment, with any such termination being a Delta General Termination.

ARTICLE 3
SOFTWARE DEVELOPMENT

Section 3.1                                      Dedicated Development.  During the portion of the Base Year remaining after the Effective Date and each subsequent calendar year during the Term, Worldspan shall provide for the direct or indirect benefit of Delta, on a reasonable schedule, Delta Dedicated Development Resources, of at least [**] of the Committed Dedicated Development Hours for that year and, subject to the provisions of this Section 3.1, up to [**] of the Committed Dedicated Development Hours for that year, for the development of Delta Dedicated Improvements.  In the event that Delta specifies activities that require more than [**] of the Committed Dedicated Development Hours, Worldspan shall use reasonable business efforts to comply with such request, taking into consideration the advance notice given to Worldspan and the amount and type of resources required.

Delta shall regularly communicate with Worldspan in order to designate and prioritize the projects to be worked on by the Delta Dedicated Development Resources provided pursuant to this Section 3.1, which projects and priorities shall, if applicable, initially consist of those

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established by Delta and Worldspan prior to the Effective Date.  This communication shall include, but not be limited to, submitting to Worldspan at least thirty (30) days prior to the end of each calendar quarter a written schedule setting forth, in such detail as may be reasonably requested by Worldspan, Delta’s best good faith projections of those projects during each of the next four calendar quarters.  Worldspan shall be entitled to rely on such schedules in planning for and allocating its personnel and other resources, but Delta may make changes in any such schedule if and when Delta determines appropriate.  If Delta makes any changes in the projects or priorities contained in any such schedule for the first calendar quarter covered by such schedule that could result in any disruption in the utilization of those resources or in the services provided by Worldspan for Delta or any other Served Designated Airline, then Worldspan shall inform Delta of the potential disruption and, if Delta decides to proceed with the changes, Worldspan and Delta shall work together in good faith to minimize the disruptive effects of the changes, with Delta to be responsible for any expenses related to the changes that are not thereby avoided.

Unless and until Delta notifies Worldspan to the contrary, and subject to the provisions of Section 5.3 hereof, any Delta Dedicated Improvement developed pursuant to this Section 3.1 shall be Delta Exclusive Use Software and any additional effort required to develop that Delta Dedicated Improvement so that it can be used exclusively by the Delta Service Users will be considered to be part of the work to be performed by the Delta Dedicated Development Resources.  If and when Delta notifies Worldspan that any Delta Dedicated Improvement is not to be Delta Exclusive Use Software, then Worldspan’s use thereof shall not be restricted as Delta Exclusive Use Software.

Section 3.2                                      Delta Key Employees.  Delta may, from time to time during the Term, designate as key employees (the “Delta Key Employees”) any Worldspan software development and related personnel that Delta reasonably determines have worked on and are familiar with Delta’s systems and operations and who are not then designated as “Key Employees” by another Founder Airline pursuant to its Founder Airline Services Agreement.  The number of Worldspan personnel so designated as Delta Key Employees may vary from time to time but shall not exceed [**].  In connection with the Delta Key Employees, Worldspan and Delta shall comply with the following:

(a)                                  The first priority of the Delta Key Employees shall be to perform dedicated Development Services for Delta pursuant to Section 3.1 hereof.  To the extent requested by Delta, the Delta Key Employees will be housed in reasonably contiguous space at Worldspan facilities.  Delta may assign one or more of its representatives to work at such Worldspan facilities to assist in coordinating the activities of the Delta Key Employees.

(b)                                 Delta and Worldspan will meet periodically to review and discuss the performance of the Delta Key Employees, the training and skill development programs to be provided for the Delta Key Employees, and related matters.  Worldspan will work with Delta in establishing and maintaining procedures for the orderly succession and replacement of the Delta Key Employees.

(c)                                  Except as set forth below, Worldspan will not reassign an individual designated as a Delta Key Employee unless Delta consents to the reassignment.  If Worldspan, in

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consultation with Delta, reasonably and in good faith determines that an individual designated as a Delta Key Employee is not properly performing his or her duties, Worldspan will replace that individual as soon as reasonably practicable.  If Delta reasonably and in good faith decides that any individual designated as a Delta Key Employee should be replaced, then Delta will notify Worldspan of its concerns and, unless Worldspan can resolve those concerns to Delta’s satisfaction, Worldspan will replace the individual as soon as reasonably practicable.

[**]

Section 3.3                                      Joint Development.  In addition to the Delta Dedicated Development Resources provided pursuant to Section 3.1 hereof, during the portion of the Base Year remaining after the Effective Date and each subsequent calendar year during the Term, Worldspan shall provide, on a reasonable schedule, software development personnel resources, together with associated computer and related resources, (the “Joint Development Resources”) for the development of Improvements designated by the applicable Joint Development Committee to be developed by the Joint Development Resources (“Joint Improvements”).  The Joint Improvements shall not be Delta Exclusive Use Software and Worldspan’s use thereof shall not be restricted.  Joint Improvements shall be designated and prioritized in accordance with the following procedures:

(a)                                  For any given calendar year, a committee composed of one representative (including any alternates and advisors that such representative may deem advisable) of Worldspan and each Hosted Airline (the “Hosted Airline Joint Development Committee”) shall designate and prioritize the projects to be worked on by a portion of the Joint Development Resources for that year (the “Hosted Airline Joint Development

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Resources”), which portion shall be at least [**] of the Committed Hosted Airline Joint Development Hours for that year and, subject to the provisions of this Section 3.3(a), up to [**] of the Committed Hosted Airline Joint Development Hours for that year.  In the event that the Hosted Airline Joint Development Committee requests Joint Development Resources for activities that require more than [**] of the Committed Hosted Airline Joint Development Hours, Worldspan shall use reasonable business efforts to comply with such request, taking into consideration the advance notice given to Worldspan and the amount and type of resources required.

Delta acknowledges and agrees that (x) the costs incurred by Worldspan in connection with the development of each Joint Improvement to be developed by the Hosted Airline Joint Development Resources shall be allocated among the Hosted Airlines who will have access to that Joint Improvement in accordance with the provisions of Schedule 4.1 hereto, and (y) any costs incurred by Worldspan in connection with the Hosted Airline Joint Development Resources during any calendar year that are not allocated among the Hosted Airlines in accordance with the provisions of Schedule 4.1 hereto shall, at the end of that calendar year, be allocated among the Hosted Airlines in the same proportions as the other costs incurred by Worldspan in connection with the Hosted Airline Joint Development Resources have been allocated among the Hosted Airlines in accordance with the provisions of Schedule 4.1 hereto during that calendar year, with Delta’s share thereof being considered part of its Cost Recovery Amounts for Development Services.

The Hosted Airline Joint Development Committee shall prepare and adopt written rules and procedures regarding the conduct of its meetings and other appropriate matters.  Decisions of the Hosted Airline Joint Development Committee shall be made by majority vote, and, if and so long as Delta is a Hosted Airline, the representative of Delta shall be entitled to cast a percentage of the votes on any such decision, which percentage shall be equal to (i) seventy-five percent (75%), multiplied by (ii) a fraction, the numerator of which is the amount of revenue paid to Worldspan by Delta for Development Services and Production Services (pursuant to either this Agreement or any predecessor agreement) during the immediately preceding calendar year (or, if Delta was not a Hosted Airline during the entire preceding calendar year, Worldspan’s reasonable estimate of the then current annualized revenue being paid to Worldspan by Delta for Development Services and Production Services provided pursuant to this Agreement), and the denominator of which is the aggregate amount of revenue paid to Worldspan by all the Hosted Airlines for Development Services and Production Services (pursuant to either their respective Airline Services Agreements or any predecessor agreements) during the immediately preceding calendar year (or, with respect to any Hosted Airline that was not a Hosted Airline during the entire preceding calendar year, Worldspan’s reasonable estimate of the then current annualized revenue being paid to Worldspan by that Hosted Airline for Development Services and Production Services provided pursuant to its Airline Services Agreement).  Delta acknowledges that each other Hosted Airline shall similarly be entitled to cast a similarly computed percentage of the votes on any such decision and that Worldspan shall be entitled to cast twenty-five percent (25%) of the votes on any such decision.

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(b)                                 For any given calendar year, a committee composed of one representative (including any alternates and advisors that such representative may deem advisable) of Worldspan and each Air Carrier that is a Served Designated Airline and/or a Hosted Airline (the “System Joint Development Committee”) shall designate and prioritize the projects to be worked on by a portion of the Joint Development Resources for that year (the “System Joint Development Resources”), which portion shall be at least [**] of the Committed System Joint Development Hours for that year and, subject to the provisions of this Section 3.3(b), up to [**] of the Committed System Joint Development Hours for that year.  In the event that the System Joint Development Committee requests Joint Development Resources for activities that require more than [**] of the Committed System Joint Development Hours, Worldspan shall use reasonable business efforts to comply with such request, taking into consideration the advance notice given to Worldspan and the amount and type of resources required.  Except to the extent that Worldspan otherwise agrees, the System Joint Development Resources shall not be used to work on any project unless the costs for such project that are anticipated to be allocable to Worldspan are reasonably justified by the anticipated benefits of such project to Worldspan and the other System Users that are not Served Designated Airlines or Hosted Airlines.

Delta acknowledges and agrees that (x) the costs incurred by Worldspan in connection with the development of each Joint Improvement to be developed by the System Joint Development Resources shall be allocated among Worldspan and the Served Designated Airlines and Hosted Airlines who will have access to that Joint Improvement in accordance with the provisions of Schedule 4.1 hereto, and (y) any costs incurred by Worldspan in connection with the System Joint Development Resources during any calendar year that are not allocated among Worldspan and the Served Designated Airlines and Hosted Airlines in accordance with the provisions of Schedule 4.1 hereto shall, at the end of that calendar year, be allocated among Worldspan and the Served Designated Airlines and Hosted Airlines in the same proportions as the other costs incurred by Worldspan in connection with the System Joint Development Resources have been allocated among Worldspan and the Served Designated Airlines and Hosted Airlines in accordance with the provisions of Schedule 4.1 hereto during that calendar year, with Delta’s share thereof being considered part of its Cost Recovery Amounts for Development Services.

The System Joint Development Committee shall prepare and adopt written rules and procedures regarding the conduct of its meetings and other appropriate matters.  Decisions of the System Joint Development Committee shall be made by majority vote, and, so long as Delta continues to be a Served Designated Airline or a Hosted Airline, the representative of Delta shall be entitled to cast a percentage of the votes on any such decision, which percentage shall be equal to (i) sixty-six and two-thirds percent (66-2/3%), multiplied by (ii) a fraction, the numerator of which is the amount of revenue paid to Worldspan by Delta for Development Services and Production Services (pursuant to either this Agreement or any predecessor agreement) during the immediately preceding

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calendar year (or, if Delta was not a Served Designated Airline or Hosted Airline during the entire preceding calendar year, Worldspan’s reasonable estimate of the then current annualized revenue being paid to Worldspan by Delta for Development Services and Production Services provided pursuant to this Agreement), and the denominator of which is the aggregate amount of revenue paid to Worldspan by all the Served Designated Airlines and Hosted Airlines for Development Services and Production Services (pursuant to either their respective Airline Services Agreements or any predecessor agreements) during the immediately preceding calendar year (or, with respect to any Served Designated Airline or Hosted Airline that was not a Served Designated Airline or Hosted Airline during the entire preceding calendar year, Worldspan’s reasonable estimate of the then current annualized revenue being paid to Worldspan by that Served Designated Airline or Hosted Airline for Development Services and Production Services provided pursuant to its Airline Services Agreement).  Delta acknowledges that each other Served Designated Airline and Hosted Airline shall similarly be entitled to cast a similarly computed percentage of the votes on any such decision and that Worldspan shall be entitled to cast thirty-three and one-third percent (33-1/3%) of the votes on any such decision.

(c)                                  The Hosted Airline Joint Development Committee and the System Joint Development Committee shall regularly communicate with Worldspan in order to designate and prioritize the projects to be worked on by the Hosted Airline Joint Development Resources and the System Joint Development Resources, respectively.  This communication shall include, but not be limited to, submitting to Worldspan at least thirty (30) days prior to the end of each calendar quarter a written schedule setting forth, in such detail as may be reasonably requested by Worldspan, that Committee’s best good faith projections of the applicable projects during each of the next four calendar quarters.  Worldspan shall be entitled to rely on such schedules in planning for and allocating its personnel and other resources, but each Committee may make changes in any such schedule submitted by that Committee if and when that Committee reasonably determines appropriate.  If any such Committee makes any changes in the projects or priorities contained in any such schedule submitted by that Committee for the first calendar quarter covered by such schedule that could result in any disruption in the utilization of those resources or in the services provided by Worldspan for Delta or any other Served Designated Airline or Hosted Airline, then Worldspan shall inform that Committee of the potential disruption and, if that Committee decides to proceed with the changes, Worldspan and that Committee shall work together in good faith to minimize the disruptive effects of the changes.

Section 3.4                                      Adjustment of Committed Development Hours.  In the event that, for any given calendar year during the Term, the combined total of the person-hours of Dedicated Development Resources and Joint Development Resources requested by the Served Designated Airlines, the Hosted Airline Joint Development Committee, and the System Joint Development Committee is greater than 115% of the combined total of the person-hours of Dedicated Development Resources and Joint Development Resources that were actually used (or would have been used except for any Operational Emergency) during the prior calendar year, then

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Worldspan may, because of feasibility issues such as labor market constraints, reduce each of the Committed Dedicated Development Hours, Committed Hosted Airline Joint Development Hours, and Committed System Joint Development Hours that would otherwise be applicable by an amount that, in each case, is equal to (i) the applicable Requested Development Hour Increase, if any, for the given calendar year multiplied by (ii) a fraction, the denominator of which is the combined total of all Requested Development Hour Increases for the given calendar year, and the numerator of which is (x) the combined total of all Requested Development Hour Increases for the given calendar year, less (y) the combined total of all Requested Development Hour Decreases for the given calendar year, less (z) the amount by which (A) the combined total of the person-hours of Dedicated Development Resources and Joint Development Resources that Worldspan reasonably determines is feasible to provide during the given calendar year, but no less than 115% of the combined total of the person-hours of Dedicated Development Resources and Joint Development Resources that were actually used (or would have been used except for any Operational Emergency) during the prior calendar year, is greater than (B) the combined total of the person-hours of Dedicated Development Resources and Joint Development Resources that were actually used (or would have been used except for any Operational Emergency) during the prior calendar year.

Section 3.5                                      Worldspan Development.  Delta acknowledges and agrees that, in addition to the Joint Development Resources and the Dedicated Development Resources for the Served Designated Airlines, Worldspan may have other software development personnel resources (the “Worldspan Development Resources”) who develop Improvements designated and prioritized by Worldspan and for whom Delta shall not be charged pursuant to this Agreement except as provided in Section 3.8 hereof.  On an annual basis, Worldspan shall develop a plan for the utilization of the Worldspan Development Resources and, in doing so, shall consider the needs and priorities of the Hosted Airlines as users of the Internal Reservations Services.

Section 3.6                                      Independent Development.  [**]

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[**]

Section 3.7                                      Technical Cooperation.  Delta acknowledges that, in connection with the testing of new software and equipment that may be incorporated into the Worldspan System from time to time, Worldspan may require the technical assistance and cooperation of some or all of the System Users, and Delta agrees to provide, at no charge to Worldspan, such technical assistance and cooperation as Worldspan may from time to time reasonably request during the Term and which the Founder Airlines have ordinarily and customarily provided at no charge in comparable circumstances prior to the Effective Date.  To the extent that Worldspan reasonably requests additional technical assistance and cooperation that Worldspan cannot reasonably and efficiently obtain from another source and that Delta has sufficient resources to provide without disrupting its business operations, Delta shall use reasonable business efforts to provide the technical assistance and cooperation and Worldspan shall reimburse Delta for the costs reasonably incurred by Delta in connection with providing such technical assistance and cooperation.

Section 3.8                                      Operational Emergencies.  Notwithstanding the foregoing provisions of this Article 3, during the Term:

(a)                                  In the event that there is an Operational Emergency with respect to Delta, then Worldspan shall be entitled to utilize all then available Delta Dedicated Development Resources in order to address such Delta Operational Emergency.  If such Delta Operational Emergency cannot be timely addressed to Delta’s satisfaction utilizing only such Delta Dedicated Development Resources, then Worldspan shall address such Delta Operational Emergency by utilizing any or all, at its reasonable discretion, of (i) any then available Joint Development Resources, (ii) any then available Dedicated Development Resources for other Served Designated Airlines, and (iii) any then available Worldspan Development Resources.

(b)                                 In the event that there is an Operational Emergency with respect to any other Served Designated Airline and Worldspan cannot timely address that Operational Emergency to that Served Designated Airline’s satisfaction by utilizing only the then available Dedicated Development Resources for that other Served Designated Airline, then Worldspan shall be entitled to address that Operational Emergency by utilizing any or all, at its reasonable discretion, of (i) any then available Joint Development Resources,

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(ii) any then available Dedicated Development Resources for other Served Designated Airlines, including Delta, and (iii) any then available Worldspan Development Resources.

(c)                                  Except to the extent caused by Worldspan or any Air Carrier that is not a Delta Service User, and without waiving any rights or remedies to which Delta may be entitled pursuant to this Agreement in connection with that Operational Emergency, Delta shall be obligated to pay for, as Delta Dedicated Development Resources, any Joint Development Resources, Dedicated Development Resources for any other Served Designated Airline, or Worldspan Development Resources that are utilized by Worldspan in addressing any Operational Emergency with respect to Delta, but shall not be obligated to pay for any Delta Dedicated Development Resources or Joint Development Resources that are utilized by Worldspan in addressing any Operational Emergency with respect to any other Served Designated Airline.  In addition, if in addressing any Operational Emergency with respect to any other Served Designated Airline, Worldspan utilizes any Delta Dedicated Development Resources which, except for such Operational Emergency, would have been provided to Delta and which, as a result of the provisions of Section 3(a)(2)(D) of Schedule 4.1 hereto, would not have resulted in any charges to Delta in addition to charges resulting from clause (i)(x) of such Section 3(a)(2)(D) if such Delta Dedicated Development Resources had been provided to Delta, then Worldspan shall reimburse to Delta an amount equal to the amount by which (i) the product of the number of person-hours of such Delta Dedicated Development Resources, multiplied by the then current Standard Cost Rate for a person hour of Development Resources, is greater than (ii) the charges resulting from clause (i)(x) of such Section 3(a)(2)(D).

(d)                                 In the event that Worldspan utilizes any Delta Dedicated Development Resources or Joint Development Resources in order to address any Operational Emergency, whether the Operational Emergency is with respect to Delta or any other Served Designated Airline, then Worldspan shall use reasonable business efforts to make available additional software development personnel resources to replace the Delta Dedicated Development Resources and Joint Development Resources that were so utilized.

ARTICLE 4
PAYMENTS TO WORLDSPAN

Section 4.1                                      Cost-Based Charges.  For each calendar month during the Term, Delta shall pay to Worldspan an amount (the “Cost-Based Charges”) equal to (i) [**] of the Cost Recovery Amounts for Development Services provided by Worldspan hereunder, as determined in accordance with the provisions of Schedule 4.1 hereto, and (ii) [**] of the Cost Recovery Amounts for all other Airline Services provided by Worldspan hereunder, as determined in accordance with the provisions of Schedule 4.1 hereto.  The parties acknowledge and agree that, as provided in Schedule 4.1 hereto, the Cost Recovery Amounts referred to in this Section 4.1 include costs related to the services provided for both Delta and also all other Delta Service Users.

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Section 4.2                                      Additional Charge.  In the event that at any time an Event of Default with respect to Delta has occurred and Worldspan has given Delta notice terminating this Agreement as a result thereof, then, in addition to all amounts otherwise payable to Worldspan hereunder, Delta shall pay to Worldspan an Additional Charge equal to [**] of all amounts (other than any Cost-Based Charges for Development Services payable pursuant to Section 4.1 hereof, any interest payable pursuant to Section 4.5(c) hereof, any Breakage Costs payable pursuant to Section 7.4(b)(3) hereof, any amounts payable pursuant to the indemnities set forth in Section 8.1(b) hereof, and any amounts payable pursuant to an arbitration award or court order resolving any dispute hereunder) otherwise payable to Worldspan pursuant to this Agreement if and to the extent that those amounts are for services provided or otherwise attributable to periods on and after (x) the first day of the calendar month in which such termination notice is given, if such termination notice is given on or before the 15th day of that month, or (y) the first day of the calendar month next following the month in which such termination notice is given, if such termination notice is given on or after the 16th day of the month in which such termination notice is given.

Section 4.3                                      Delta Expenses.  Wherever this Agreement provides that any activity shall be at Delta’s expense or that Delta shall reimburse Worldspan for any resources, expenses or costs or contains other provisions of similar import, then Delta shall pay Worldspan at Actual Cost or at Standard Cost Rates, as applicable, for the resources and expenses reasonably utilized and incurred by Worldspan that are directly attributable thereto. All amounts referred to in this Section 4.3 shall be considered amounts payable to Worldspan pursuant to this Agreement for purposes of Section 4.2 hereof.  However, no amount that Delta pays directly to a third party in accordance with the provisions of this Agreement shall be considered an amount payable to Worldspan pursuant to this Agreement for purposes of Section 4.2 hereof.

Section 4.4                                      FASA Credits.

(a)                                  Delta FASA Credits.  For so long as a Delta General Termination, a Delta Bankruptcy FASA Rejection, a Delta Continuing Payment Termination or a Worldspan Bankruptcy Delta FASA Rejection has not occurred, on the first Business Day of each of the one hundred and eight (108) consecutive calendar months (each, a “Credit Accrual Date”) commencing with the calendar month immediately following the date of this Agreement, Delta shall earn and be entitled to a credit against the fees for services to be provided by Worldspan in such calendar month and which shall be applied against the outstanding invoice then payable by Delta to Worldspan pursuant to Article 4 of this Agreement that has the earliest due date after such Credit Accrual Date (the “Current Invoice”), which credit is equal to the amount set forth in column B of the table in Schedule 4.4(a) hereto directly opposite the applicable month in column A thereof (each such credit, a “Delta FASA Credit”).  The amount outstanding under the Current Invoice shall be reduced by the applicable “Monthly Credit Amount”, with the “Monthly Credit Amount” being equal to the amount, if any, by which (x) the amount of a Delta FASA Credit earned and accrued in respect of such calendar month exceeds (y) the sum of (A) the Recoupment Amount, if any, that was included in the applicable Current Invoice, (B) the Delta Indemnity Claim Amount, if any, that was included in the applicable

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Current Invoice and (C) the Delta FASA Claim Amount, if any, that was included in the applicable Current Invoice.  If the Monthly Credit Amount is greater than the amount due under the Current Invoice (it being understood and agreed that if no amounts are actually invoiced as due during the applicable calendar month, there shall be deemed to exist a Current Invoice with respect to such calendar month and the amount due under such Current Invoice shall be deemed to be zero for purposes of this Section 4.4(a)) (such excess, a “FASA Credit Excess Amount”), then, except to the extent otherwise expressly provided in the Delta Subordination Agreement, Worldspan shall pay to Delta such FASA Credit Excess Amount on the due date of the applicable Current Invoice or, if no amounts are actually invoiced as due during the applicable calendar month, on or prior to the last day of such calendar month.  Such payment shall be made by Worldspan by wire transfer of immediately available funds to such bank account as Delta may from time to time designate in writing in accordance with Section 9.10 of this Agreement.  Notwithstanding anything to the contrary contained herein, if the sum of (A) the Recoupment Amount, if any, applicable to a Delta FASA Credit, (B) the Delta Indemnity Claim Amount, if any, applicable to such Delta FASA Credit and (C) the Delta FASA Claim Amount, if any, applicable to such Delta FASA Credit exceeds the amount of such Delta FASA Credit, then such excess shall be applied against future Delta FASA Credits, if any, but only to the extent expressly permitted pursuant to Section 4.4(b) hereof.  Notwithstanding the foregoing, the amount of the Delta FASA Credit accrued during each of the first two full calendar months of the Term of this Agreement shall not be applied against the Current Invoice but, instead, the amount equal to (i) the Delta FASA Credit less (ii) the sum of (x) the Recoupment Amount, if any, applicable to such Delta FASA Credit, (y) the Delta Indemnity Claim Amount, if any, applicable to such Delta FASA Credit and (z) the Delta FASA Claim Amount, if any, applicable to such Delta FASA Credit shall be payable in full and in cash by Worldspan to Delta on July 3, 2003 and August 1, 2003, respectively, by wire transfer of immediately available funds to such bank account as Delta may from time to time designate in writing in accordance with Section 9.10 of this Agreement (each payment, a “FASA Cash Payment”).

(b)                                 Worldspan’s Right of Recoupment.  Except as otherwise expressly provided in subsections (1), (2) and (3) of this Section 4.4(b), neither Worldspan nor TTPC shall be permitted to recoup or otherwise set off any amounts owing to either Worldspan or TTPC or any of their Affiliates against Worldspan’s or TTPC’s obligation to provide Delta FASA Credits under Section 4.4(a) hereof, to pay any FASA Cash Payment or any FASA Credit Excess Amount under Section 4.4(a) hereof or to pay the Delta Continuing Payment under Section 4.4(d) hereof.

(1)                                  Worldspan shall be entitled to recoup against its obligations to provide Delta FASA Credits or pay FASA Credit Excess Amounts or FASA Cash Payments to Delta under Section 4.4(a) hereof or to pay Delta Continuing Payments under Section 4.4(d) hereof any portion of unpaid amounts invoiced and owed under Article 4 hereof from Delta that (i) has not previously been deducted from a Delta FASA Credit and (ii) has not been paid into an Escrow Account in accordance with Section 4.5(d) of this Agreement (a “Recoupment Amount”).

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Worldspan shall provide written notice to Delta of each Recoupment Amount and the reason therefor.

(2)                                  Worldspan shall be entitled to recoup against its obligations to provide Delta FASA Credits or pay FASA Credit Excess Amounts or FASA Cash Payments to Delta under Section 4.4(a) hereof or to pay Delta Continuing Payments under Section 4.4(d) hereof the amount of any claim that TTPC asserts against Delta pursuant to Section 8.2(a) or 8.2(b) of the Partnership Interest Purchase Agreement (a “Delta Indemnity Claim” and the amount of such claim, the “Delta Indemnity Claim Amount”), which Delta Indemnity Claim can only be made to the extent permitted under the Partnership Interest Purchase Agreement; provided, however, that (A) the recoupment rights contained in this subsection (2) are subject to, with respect to the first such Delta Indemnity Claim, Worldspan providing written notice to Delta of such Delta Indemnity Claim (the “Initial Delta Indemnity Claim Notice”) and, with respect to any subsequent Delta Indemnity Claim, Worldspan depositing the Delta Indemnity Claim Amount so recouped by Worldspan into an escrow account established on behalf of Delta under the Worldspan/Delta Indemnity Claim Escrow Agreement (as defined below), (B) Delta Indemnity Claim Amounts may only be recouped by Worldspan under this subsection (2) after the occurrence of a Delta Note Transfer, (C) the cumulative aggregate Delta Indemnity Claim Amount that can be recouped by Worldspan under this subsection (2) shall not exceed $24,000,000 less the cumulative aggregate amount recouped by TTPC against any payment of principal, premium, if any, or interest due under the Delta Note in respect of Delta Indemnity Claims, and (D) the recoupment rights contained in this subsection (2) may only be exercised by Worldspan (x) during the first fifteen month period following the date of this Agreement plus any period during which a Delta Indemnity Claim that has been asserted by TTPC under the Partnership Interest Purchase Agreement prior to the expiration of such fifteen month period is outstanding and (y) in respect of Delta Indemnity Claims asserted prior to the expiration of such fifteen month period.  Within seven days after Delta’s receipt of the Initial Delta Indemnity Claim Notice, each of Delta, Worldspan and TTPC shall enter into an escrow agreement (the “Worldspan/Delta Indemnity Claim Escrow Agreement”) in substantially the form attached hereto as Schedule 4.4(b)(2) and shall deliver duly executed counterpart signature pages to each other and to the Delta Escrow Agent.  Within one Business Day after execution of the Worldspan/Delta Indemnity Claim Escrow Agreement by Worldspan, TTPC, Delta, and the Delta Escrow Agent, Worldspan shall deposit the amount of the Delta Indemnity Claim specified in the Initial Delta Indemnity Claim Notice into an escrow account established on behalf of Delta under the Worldspan/Delta Indemnity Claim Escrow Agreement.  All Delta Indemnity Claim Amounts so recouped by Worldspan pursuant to this Section 4.4(b)(2) shall be held and distributed by the Delta Escrow Agent as provided in the Delta Indemnity Claim Escrow Agreement.  Without limitation of the foregoing, it is understood and agreed that TTPC may not assert any Delta Indemnity Claims

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unless and until the applicable indemnity basket amounts under the Partnership Interest Purchase Agreement have been exceeded.

(3)                                  Worldspan shall be entitled to recoup against its obligations to provide Delta FASA Credits or pay FASA Credit Excess Amounts or FASA Cash Payments to Delta under Section 4.4(a) hereof or to pay Delta Continuing Payments under Section 4.4(d) hereof the amount of any claim that Worldspan asserts against Delta under this Agreement (other than claims for unpaid amounts under Article 4 hereof, which shall be made only in accordance with Section 4.4(b)(1) hereof) (a “Delta FASA Claim” and the amount of such claim, the “Delta FASA Claim Amount”) with respect to which Worldspan reasonably and in good faith believes it is entitled to the relief requested; provided, however, that the recoupment rights contained in this subsection (3) are subject to Worldspan depositing the Delta FASA Claim Amount so recouped by Worldspan into an escrow account established on behalf of Delta under an escrow agreement to be entered into by Delta and Worldspan if and when the need first arises, which escrow agreement (the “Worldspan/Delta FASA Claim Escrow Agreement”) shall designate as the escrow agent a major international bank reasonably selected by Delta and reasonably acceptable to Worldspan and shall provide for any funds in the escrow account, including accrued interest, to be disbursed to Delta or Worldspan, as applicable, in accordance with the mutual agreement of Delta and Worldspan or an arbitration or judicial decision binding on Delta and Worldspan.  All Delta FASA Claim Amounts so recouped by Worldspan pursuant to this Section 4.4(b)(3) shall be held and distributed by the escrow agent under the Delta FASA Claim Escrow Agreement as provided thereunder.

Notwithstanding anything in this Agreement to the contrary, no amount permitted to be recouped against a Delta FASA Credit for a particular calendar month pursuant to this Section 4.4(b) shall be deemed effective (including for purposes of calculating the FASA Credit Excess Amount applicable to such calendar month) unless such recoupment amount is reflected in the Current Invoice with the earliest due date during such calendar month; provided, however, that nothing contained in this sentence shall prohibit Worldspan from reflecting any recoupment amount that is not so reflected in such Current Invoice in a subsequent invoice and from recouping against Delta FASA Credits for subsequent calendar months expressly in accordance with the terms of this Section 4.4(b).

(c)                                  Delta’s Right of Recoupment.  Notwithstanding anything in this Agreement to the contrary, in the event that Worldspan fails to timely pay any FASA Cash Payments or any FASA Credit Excess Amounts payable to Delta pursuant to Section 4.4(a) hereof, then Delta shall, subject to the Delta Subordination Agreement, be entitled to recoup against its obligations to pay amounts payable to Worldspan under Article 4 hereof any portion of such unpaid amount from Worldspan.  Delta shall provide written notice to Worldspan of each amount recouped under this section and the reason therefor.

(d)                                 Termination of FASA for Cause.  If a Delta Continuing Payment Termination or a Worldspan Bankruptcy Delta FASA Rejection occurs, Worldspan will no longer be

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required to provide the monthly Delta FASA Credits to Delta.  However, in lieu thereof, an amount equal to (i) $125,000,000 less (ii) the sum of (w) the cumulative aggregate amount of Monthly Credit Amounts that has actually been credited in favor of Delta against amounts actually invoiced by Worldspan pursuant to Article 4 hereof, (x) any portion of any Recoupment Amount, Delta Indemnity Claim Amount and Delta FASA Claim Amount that has not previously been deducted from a FASA Cash Payment or Delta FASA Credit (in each case as reflected in a Current Invoice), (y) the cumulative amount of FASA Cash Payments and FASA Credit Excess Amounts actually paid by Worldspan to Delta pursuant to Section 4.4(a) hereof, and (z) the cumulative amount of Recoupment Amounts, Delta Indemnity Claim Amounts and Delta FASA Claim Amounts recouped by Worldspan pursuant to Section 4.4(b) hereof (such amount owed in respect of a Delta Continuing Payment Termination or a Worldspan Bankruptcy Delta FASA Rejection, a “Delta Continuing Payment”), shall become due to Delta and shall be paid to Delta as follows:

(1)                                  In the event of a Worldspan Bankruptcy Delta FASA Rejection, any extension or payment in respect of the Delta FASA Credits (other than Permitted FASA Credits (as defined in the Delta Subordination Agreement)) to Delta will be subject to the terms of the Delta Subordination Agreement;

(2)                                  In the event of a Delta Continuing Payment Termination, so long as all defaults under all Credit Facilities (as defined in the Delta Subordination Agreement) that constitute Designated Senior Debt (as defined in the Delta Subordination Agreement) existing as a result of such Delta Continuing Payment Termination have been waived in writing by the requisite lenders under each such Credit Facility, Worldspan shall make payments to Delta in respect of the Delta FASA Credits owed to Delta in an amount equal to the lesser of (A) the amount agreed to in writing by the requisite lenders under each such Credit Facility in connection with agreeing to waive such defaults and (B) the amount of “Restricted Payments” Worldspan is permitted to make under the Indenture (as defined below) at such time pursuant to Sections 4.07(a) or 4.07(b)(11) thereof or under any other agreement, indenture or instrument pursuant to which any Additional Notes (as defined in the Delta Subordination Agreement) that constitute Designated Senior Debt  have been issued pursuant to sections of such agreement, indenture or instrument similar to Sections 4.07(a) and 4.07(b)(11) of the Indenture, which other agreement, indenture or instrument shall contain no greater restriction on the amount of Restricted Payments that Worldspan is permitted to make in respect of the Delta FASA Credits than those contained in the Indenture (such other indenture, an “Additional Note Indenture”), but in no event will any such payment of Delta FASA Credits to Delta under this subsection (2) occur earlier than ninety (90) days following the Delta Continuing Payment Termination (it being understood that, so long as a default exists and is continuing under any Credit Facility constituting Designated Senior Debt as a result of such Delta Continuing Payment Termination which has not been waived in writing by the requisite lenders under such Credit Facility, Worldspan shall not make any payment or other Distribution (as defined in the Delta Subordination

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Agreement) (by way of direct payment in cash or other property, but excluding Permitted FASA Credits), to Delta in respect of the Delta FASA Credits owed to Delta); provided, that in the event of a Worldspan Bankruptcy, any extension or payment in respect of Delta FASA Credits hereunder (other than Permitted FASA Credits) shall be subject to the Delta Subordination Agreement; and

(3)                                  In the event of a Delta Continuing Payment Termination, so long as no Obligations (as defined in the Delta Subordination Agreement) under any Credit Facility that constitutes Designated Senior Debt are outstanding, Worldspan shall continue to make payments (by way of direct payments, Permitted FASA Credits or otherwise) to Delta in respect of the Delta FASA Credits in an amount equal to the lesser of the amount of Restricted Payments Worldspan is permitted to make under (A) the Indenture pursuant to Sections 4.07(a) and 4.07(b)(11) thereof and (B) any other agreement, indenture or instrument pursuant to which any Additional Notes that constitute Designated Senior Debt have been issued pursuant to sections of such agreement, indenture or instrument similar to Sections 4.07(a) and 4.07(b)(11) of the Indenture, which other agreement, indenture or instrument shall contain no greater restrictions on the amount of Restricted Payments Worldspan is permitted to make in respect of the Delta FASA Credits than those contained in the Indenture, but in no event will any such payment of Delta FASA Credits to Delta under this subsection (3) occur earlier than ninety (90) days following the Delta Continuing Payment Termination; provided, that in the event of a Worldspan Bankruptcy, any extension or payment in respect of Delta FASA Credits hereunder (other than Permitted FASA Credits) shall be subject to the Delta Subordination Agreement.

The amount of the Delta Continuing Payment that Worldspan is permitted to pay to Delta from time to time as a “Restricted Payment” pursuant to the terms of the preceding subsections (2) and (3) and the amount of the Northwest Continuing Payment that Worldspan is permitted to pay to Northwest from time to time as a “Restricted Payment” pursuant to the terms of Sections 4.4(d)(2) and (3) of the Northwest Services Agreement shall be collectively referred to herein as the “Permitted FASA Credit Amount”.  In the event that both a Delta Continuing Payment Termination or a Worldspan Bankruptcy Delta FASA Rejection, as the case may be, and a Northwest Continuing Payment Termination or a Worldspan Bankruptcy Northwest FASA Rejection, as the case may be, have occurred, any payments made by Worldspan to Delta pursuant to this Section 4.4(d) shall be equal to 50% of the Permitted FASA Credit Amount until such time as the Northwest Continuing Payment is paid and/or recouped in full and thereafter shall be equal to 100% of the Permitted FASA Credit Amount.  In no event shall Worldspan be required to pay Delta any amount in excess of the Delta Continuing Payment following a Delta Continuing Payment Termination or a Worldspan Bankruptcy Delta FASA Rejection, as the case may be.

Upon the occurrence of a Delta Continuing Payment Termination or a Worldspan Bankruptcy Delta FASA Rejection, as the case may be, Worldspan agrees that neither it nor any of its Restricted Subsidiaries (as defined in the Indenture) will make any

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Restricted Payment pursuant to the “Restricted Payment” covenant contained in the Indenture or any Additional Note Indenture (including, without limitation, pursuant to Section 4.07(a) of the Indenture or a corollary provision contained in any Additional Note Indenture) to any Person other than Delta for so long as any portion of the Delta Continuing Payment remains outstanding to Delta, except for payments (i) to Northwest pursuant to Section 4.4 of the Northwest Services Agreement and (ii) pursuant to Sections 4.07(b)(1) through (10) of the Indenture or any corollary provision contained in any Additional Note Indenture.  Upon the occurrence of a Delta Continuing Payment Termination or a Worldspan Bankruptcy Delta FASA Rejection, as the case may be, if Worldspan does not pay the Delta Continuing Payment in full to Delta within one year of such event, then, until such time as the Delta Continuing Payment is paid in full to Delta (such period of time, the “Payment Block Period”), (i) neither TTPC nor Worldspan nor any of their respective controlled Affiliates will pay any management or advisory fees (or other fees of a similar nature with different names) to Citigroup Venture Capital Equity Partners, L.P. or any of its Affiliates (collectively, “CVC”) or to Ontario Teachers’ Pension Plan Board or any of its Affiliates (collectively, “OTPP”), other than the reimbursement of actual out-of-pocket costs and expenses and the payment of fees and reimbursement of actual out-of-pocket costs and expenses for the provision by any Affiliate of CVC to TTPC or Worldspan or any of their respective controlled Affiliates of commercial banking or lending services, investment banking or other similar services (other than pursuant to the Advisory Agreement) on terms that are no less favorable to TTPC or Worldspan or any of their respective controlled Affiliates, as applicable, than those that would have been obtained by an unaffiliated party and that are approved in good faith by a majority of the members of the Board of Directors of TTPC or Worldspan, as applicable, (ii) TTPC will not make any dividend payments (except for stock dividends (other than Disqualified Stock)) on its Class A Common Stock, Class B Common Stock or any other equity securities of TTPC to CVC or OTPP, and (iii) neither TTPC nor Worldspan nor any of their respective controlled Affiliates will pay any director fees to any director on the Board of TTPC or Worldspan or any of their respective controlled Affiliates who is employed by or is a consultant to CVC or OTPP during the Payment Block Period or was employed by or was a consultant to CVC or OTPP at any time during the six months prior to the Payment Block Period (the “Sponsor Directors”), other than reimbursement of actual out-of-pocket costs and expenses.  As used herein, the “Indenture” means the Indenture, dated as of the date hereof, among Worldspan, the subsidiary guarantors and Bank of New York, as trustee; and the terms “Restricted Payment” and “Restricted Payments” shall have the meanings ascribed to them in the Indenture or any Additional Note Indenture, provided that if such Indenture or Additional Note Indenture is amended in a manner such that the “Restricted Payment” covenants contained therein are made less restrictive from Worldspan’s viewpoint with respect to Worldspan’s ability to make payments to Delta pursuant to Section 4.4 of this Agreement under such Indenture (for example, an increase of the “Restricted Payment” general basket amount), the terms “Restricted Payment” and “Restricted Payments” shall be deemed to incorporate such amendments.

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(e)                                  Termination of FASA without Cause.

(1)                                  If a Delta General Termination or a Delta Bankruptcy FASA Rejection occurs, (A) Worldspan’s obligation with respect to Delta FASA Credits (including to pay or otherwise provide or accrue Delta FASA Credits and to pay any FASA Cash Payments and FASA Credit Excess Amount, but not including, subject to clause (B) below, obligations with respect to Delta FASA Credits that have already been earned by Delta pursuant to Section 4.4(a) hereof) shall cease, and (B) the amount of the last Delta FASA Credit to which Delta is entitled with respect to the last calendar month of the Term shall be reduced by an amount equal to the sum of (x) the product of (i) the amount set forth in column B of such table directly opposite the calendar month in which the termination occurs, multiplied by (ii) the quotient of (A) the number of days remaining in such calendar month following the date on which such termination occurs, divided by (B) the total number of days in such calendar month, plus (y) the sum of any Recoupment Amount, any Delta Indemnity Claim Amount and any Delta FASA Claim Amount expressly permitted pursuant to Section 4.4(b) hereof that has not previously been deducted from Delta FASA Credits, FASA Credit Excess Amounts or FASA Cash Payments.

(2)                                  In the event that Worldspan wrongfully terminates this Agreement (it being understood and agreed that any termination by Worldspan other than as expressly permitted as a result of an Event of Default with respect to Delta pursuant to Section 7.2(a) hereof would be wrongful), Worldspan’s obligations under Section 4.4(a) hereof shall survive such termination except that, instead of receiving Delta FASA Credits against amounts otherwise payable by Delta to Worldspan pursuant to Article 4 hereof, on the first Business Day of each applicable calendar month following the effective date of such termination, Worldspan shall pay directly to Delta the amount set forth in column B of the table in Schedule 4.4(a) hereto directly opposite the applicable month in column A thereof, by wire transfer of immediately available funds to such bank account as Delta may from time to time designate in writing in accordance with Section 9.10 of this Agreement.

(f)                                    Subordination.  The provision of Delta FASA Credits or payment of cash in lieu thereof is subject to the terms of the Delta Subordination Agreement.

Section 4.5                                      Payment Terms.  The following payment terms shall be applicable with respect to all amounts payable to Worldspan pursuant to this Agreement:

(a)                                  Promptly after the end of each calendar month, Worldspan shall invoice Delta for all amounts that Worldspan reasonably estimates, based on the information available to it at that time, are payable to Worldspan hereunder for that month, and including in such invoice any Monthly Credit Amount to be applied against the amount otherwise payable pursuant to such invoice, as well as any additional amounts or credits that may be necessary to reconcile the estimated amounts invoiced for previous months with the

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actual amounts payable hereunder for those months.  All such amounts shall be due and payable within thirty (30) days after Delta’s receipt of an invoice therefor and shall be paid by wire transfer into such bank account as may be reasonably designated by Worldspan from time to time.

(b)                                 All amounts payable to Worldspan pursuant to this Agreement shall be invoiced and paid in United States dollars.

(c)                                  Any amount payable to either party hereunder that is not paid when due, and any amount that is erroneously paid to either party and is not repaid within thirty (30) days after that party is given written notice that the other party believes that the payment of such amount was erroneous, shall thereafter bear interest until paid or repaid, as the case may be, at a rate of interest that in no event shall exceed the maximum rate of interest allowed by applicable law, but otherwise (i) shall be equal to two percent (2%) per annum more than the Prime Rate as of the date such amount was due until thirty (30) days after the date upon which the party claiming payment or repayment, as the case may be, gives the other written notice that the payment or repayment, as the case may be, of such amount is delinquent, and (ii) thereafter shall be equal to four percent (4%) per annum more than the Prime Rate as of the date such amount was due; provided, however, that this Section 4.5(c) shall not apply to Delta FASA Credits which Worldspan is obligated to provide hereunder.

(d)                                 Notwithstanding the foregoing provisions of this Section 4.5, if either party reasonably and in good faith disputes that any portion of any amount claimed by the other party is payable or has been erroneously paid, as the case may be, then that party shall timely pay to the other party any undisputed portion of the amount claimed by the other party, but may, after giving the other party written notice specifying the disputed amount and the basis for the dispute in reasonable detail, pay the disputed amount into an Escrow Account, in which event the disputed amount shall be considered to have been at that time paid or repaid, as the case may be, for all purposes of this Section 4.5 and Section 7.2(a) hereof.  Upon resolution of such dispute, any portion of the disputed amount that is determined to have been payable or erroneously paid, as the case may be, together with accrued interest thereon, shall be disbursed to the claiming party and any remaining portion of the disputed amount, together with accrued interest thereon, shall be disbursed to the other party.

Section 4.6                                      Taxes.  Delta shall be responsible for, and shall promptly pay or reimburse Worldspan for the payment of, all sales, use, excise, value-added or similar taxes, assessments, or duties (or other similar charges) imposed by any government agency (including any interest and penalties imposed thereon as a result of any act or omission of Worldspan that is in accordance with the direction or request of Delta) that are based upon or with respect to any services or goods provided by Worldspan or its subsidiaries for the Delta Service Users or the amounts payable to Worldspan or its subsidiaries therefor, but not including any taxes that are based upon or with respect to the income of Worldspan.  Worldspan shall cooperate with Delta in minimizing, but shall not be required to pay, any such taxes for which Delta is responsible and,

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upon Delta’s reasonable request and at Delta’s expense, shall (i) refuse to pay any such taxes if permissible under applicable law in connection with the protest of the taxes, (ii) pay any such taxes under protest, (iii) pay any such taxes and seek a refund of the taxes, and (iv) allow Delta to participate in the response to and settlement of any claims for or disputes regarding any such taxes.

Section 4.7                                      Recoupment and Set Off.  Except for the recoupment rights specified under Sections 4.4(a) - (d) and 4.5(a) hereof or in this Section 4.7, neither party may recoup, set off or otherwise apply any amount payable by that party hereunder against any other amount that may be payable to or claimed by that party, whether pursuant to this Agreement or otherwise.  To the extent that the provisions of Sections 4.4(a) - (d) and 4.5(a) are not treated as a credit discount or rebate, it is expressly acknowledged and agreed that the parties intend for the provisions of Sections 4.4(a) - (d) and 4.5(a) to confer rights of recoupment to the applicable parties as specified therein; provided, that in the event that such rights of recoupment are not upheld by applicable law or a court of competent jurisdiction, then the parties intend for the provisions of Sections 4.4(a) - (d) and 4.5(c) to confer rights of setoff to the applicable parties in lieu of such recoupment rights in the same manner and to the same extent as specified therein and, to that end, all references to “recoupment,” “recouped” and “Recoupment Amount” in such sections and in Section 4.4(d) shall be read as “setoff,” “set off” and “Setoff Amount” as the case may be.

ARTICLE 5
SOFTWARE OWNERSHIP AND RIGHTS

Section 5.1                                      Ownership of Improvements.  As between the parties hereto, all Improvements (other than Delta Retained Independent Improvements), including all copyright, patent, trade secret and other intellectual property rights related thereto, shall be owned by and be the property of Worldspan.  With respect to any Delta Independent Improvement developed by Delta’s own internal resources or developed by or otherwise acquired from third parties, prior to the incorporation thereof into the Worldspan System, Delta shall execute, and shall cause any such third party to execute, such instruments, agreements and other documents as Worldspan may reasonably request in order to transfer and assign to Worldspan (i) unless such Delta Independent Improvement is a Delta Retained Independent Improvement, any and all right title and interest in and to such Delta Independent Improvement, or (ii) if such Delta Independent Improvement is a Delta Retained Independent Improvement, any and all rights and interests in and to that Delta Retained Independent Improvement that Worldspan may reasonably require in order to enable Worldspan to perform its obligations under this Agreement and, if and when such Delta Independent Improvement is not Delta Exclusive Use Software, any other Designated Airline Services Agreement, including a continuing right and license to use that Delta Independent Improvement, both during and after the Term, as contemplated by this Agreement.  Delta hereby grants to Worldspan a present, worldwide, non-exclusive, non-transferable (except to a Person to which Worldspan assigns this Agreement in accordance with the provisions of Section 9.1 hereof) license, effective without any further action, to use the Delta Retained Independent Improvements to perform its obligations under this Agreement and, if and when

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such Delta Independent Improvement is not Delta Exclusive Use Software, any other Designated Airline Services Agreement, including a continuing right and license to use that Delta Independent Improvement, both during and after the Term, as contemplated by this Agreement.

Section 5.2                                      Worldspan Outsourcing Rights.  In addition to any other rights that Worldspan may have and subject to obtaining any necessary consents from third parties, Worldspan shall be entitled, subject to the other provisions of this Section 5.2, to grant to any responsible third party the right to have access to all or any portion of the Worldspan Software, including any Delta Exclusive Use Software and Delta Independent Improvements, for the purpose of allowing such third party to provide services to or on behalf of Worldspan.  However, notwithstanding the provisions of the preceding sentence, Worldspan shall not enter into any contract or arrangement pursuant to which any third party will have responsibility for management and technical execution, on behalf of Worldspan, of any portion of the Airline Services provided for the Delta Service Users hereunder, if that contract or arrangement could reasonably be expected to have a significant impact on Delta, without the approval of Delta, which approval shall not be unreasonably withheld.

Section 5.3                                      Delta Exclusive Use Software.  Notwithstanding Worldspan’s ownership thereof, Delta Exclusive Use Software, including both that set forth on Schedule 5.3 hereto and any designated by Delta pursuant to Section 3.1 or 3.6 hereof, shall be used by or on behalf of Worldspan only for purposes of providing services to the Delta Service Users and shall not be used by Worldspan for any other purpose except with the prior written consent of Delta or as may be required by binding and applicable laws, regulations and industry rules.  The parties will meet at least annually to review the then current Delta Exclusive Use Software and to consider making portions of the Delta Exclusive Use Software available, on mutually acceptable business terms (which may include payments to Delta), for use by or on behalf of Worldspan to provide services for Worldspan, other Served Designated Airlines, or other Persons.  If and when Delta, in its sole discretion, consents (other than as indicated on Schedule 5.3 hereto) to release any portion of the Delta Exclusive Use Software so that such portion will be available for Worldspan’s use to provide services for Persons other than the Delta Service Users, then if Delta so specifies at that time, that consent may be restricted so that Worldspan may use the released portion of the Delta Exclusive Use Software to provide services for any other Persons, or categories of Persons, so designated by Delta, but may not use that portion of the Delta Exclusive Use Software for any other additional purpose.  However, if Delta does not specify that the consent is so restricted at that time, then that consent shall be considered unrestricted so that the released portion of the Delta Exclusive Use Software shall thereupon cease to be Delta Exclusive Use Software and Worldspan’s use thereof shall no longer be restricted by the provisions of this Section 5.3.  Notwithstanding any provision of this Agreement to the contrary, Delta shall not be entitled to designate as Delta Exclusive Use Software, and the Delta Exclusive Use Software shall not include, any software that (i) impacts the functionality (as defined in subsection (a) of the definition of “Change” in Schedule 1.3 hereto) or display of any CRS operated by Worldspan, (ii) precludes the practical development, at the same or less cost, of similar functionality for the use of other Persons, or (iii) cannot be used only for the Delta Service Users without violating binding and applicable laws, regulations or industry rules, based upon the reasonable analysis of Worldspan’s counsel, a written explanation of which shall be provided to Delta.

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Section 5.4                                      Escrow of Worldspan Software.  Upon the written request of Delta at any time during the Term, at the expense of Delta and subject to applicable laws and regulations and the appropriate party having obtained any necessary consents from third parties, Worldspan shall deposit with a third party escrow agent reasonably selected by Delta and reasonably acceptable to Worldspan, for archival and backup purposes and the permitted release set forth in this Section 5.4 only, a fully executable copy of the Worldspan Software then being used by Worldspan to provide Airline Services for the Delta Service Users, including all related documentation and databases, and shall thereafter regularly update such deposit on a weekly or other mutually agreeable basis.  Any such deposit shall be pursuant to a written escrow agreement among the escrow agent, Delta, and Worldspan which requires that the escrow agent keep the deposited material confidential and not disclose it to anyone or use it for any purpose other than for archival and backup purposes, except that Delta may, subject to applicable laws and regulations and the appropriate party having obtained any necessary consents, withdraw the applicable portion(s) of the deposited material from escrow, pursuant to the mutually agreed upon procedure set forth in the escrow agreement, if and when Delta, acting reasonably and in good faith, delivers to the escrow agent, with a copy to Worldspan, a certification that Worldspan is then obligated, but has failed, to deliver to Delta a copy of the applicable deposited material.  Upon the withdrawal of any of the deposited material from escrow, Delta may use only the portion of the withdrawn material as to which a license is exercisable pursuant to Section 5.5 hereof, and such use of such withdrawn material shall be subject to the provisions of the license granted under this Agreement, including Sections 5.5 and 5.6 of this Agreement.  Worldspan shall inform Delta of any consents from third parties that are required in order for Delta to withdraw the deposited material from escrow or make any use thereof.  Delta hereby assumes full responsibility for obtaining any such consents, except to the extent otherwise provided in Section 5.6(a) hereof.  In addition to the indemnity provided for in Section 8.1(b)(5) hereof, Delta agrees to take any action, including without limitation returning the deposited material to Worldspan, ceasing to make any use of the deposited material, and paying any required amounts to third parties (except to the extent otherwise provided in Section 5.6(a) hereof), that may be necessary to allow Worldspan to comply with any injunction or other court order related to, to allow Worldspan to comply with any agreement it has signed with a third party for the use of, and/or for Worldspan to retain its license and right to use, any Worldspan Software licensed from a third party if and to the extent that the requirement for any such action arises out of or in connection with any alleged breach by Worldspan of any agreement with a third party as a result of any such escrow, withdrawal, or use.  Delta acknowledges that the other Served Designated Airlines may have and exercise similar software escrow rights and hereby releases Worldspan, its officers, directors, agents, subsidiaries, affiliates, partners, and contractors, from any claims arising out of or in connection with any breach of Worldspan’s obligations hereunder resulting from or in connection with Worldspan’s compliance with such software escrow rights.

Section 5.5                                      License to Worldspan Software.  Subject to applicable laws and regulations and to obtaining any necessary consents, Worldspan hereby grants to Delta a present license, effective without any further action, which license shall be:

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(a)                                  Exercisable from and after the giving of any applicable notice that Delta, in accordance with the provisions of Section 2.1(c) hereof, will discontinue obtaining from Worldspan any Airline Services for Delta and the other Delta Service Users, to use, to the extent permitted by Section 5.6 hereof, any portion of the Worldspan Software that is then being used by Worldspan to provide the Airline Services being discontinued (including any Delta Dedicated Improvements thereto that are incomplete or are not then being operated by Worldspan and that are reasonably available to Worldspan) and with respect to which Worldspan has the right to grant such a license to Delta.

(b)                                 Exercisable during any period that Delta is entitled to, and exercises its right to, obtain substitute services from a third party pursuant to the provisions of Section 8.3(c) or 9.2 hereof, to use, to the extent permitted by Section 5.6 hereof, any portion of the Worldspan Software that is required to provide such substitute services (as well as any other Worldspan Software that may be reasonably requested by Delta in order to replace or restore such substitute services) and with respect to which Worldspan has the right to grant such a license to Delta.

(c)                                  Exercisable from and after the giving of any applicable notice of the termination of this Agreement for any reason (including any notice that the Term will not be extended beyond the Initial Expiration Date or any anniversary thereof in accordance with Section 1.2 hereof), to use, to the extent permitted by Section 5.6 hereof, any portion of the Worldspan Software that is then being used by Worldspan to provide Airline Services for the Delta Service Users (including any Delta Dedicated Improvements thereto that are incomplete or are not then being operated by Worldspan and that are reasonably available to Worldspan) and with respect to which Worldspan has the right to grant such a license to Delta.

(d)                                 Exercisable from and after any written request from Delta, to use the User Requirements associated with any portion so requested by Delta of the Worldspan Software that is then being used by Worldspan to provide Airline Services for the Delta Service Users (including any prior versions of such Worldspan Software and any Delta Dedicated Improvements thereto that are incomplete or are not then being operated by Worldspan), as long as such User Requirements are reasonably available to Worldspan and Worldspan has the right to grant such a license thereto.  Any User Requirements to which a license becomes exercisable pursuant to this Section 5.5(d) may be used free of any restrictions hereunder, except that Delta may not use or permit other Persons to use any User Requirements obtained from Worldspan hereunder to create a computer system for the purpose of providing CRS Services or Internal Reservations Services.  If the User Requirements associated with any Worldspan Software requested by Delta do not exist or are not reasonably available to Worldspan, then Worldspan will cooperate with Delta to create such User Requirements at Delta’s reasonable direction and expense, which expenses will be considered Cost Recovery Amounts for Development Services.

Upon the reasonable request of Delta at any time during the Term and, except as otherwise provided in Section 5.6(a) hereof, at the expense of Delta, Worldspan shall use reasonable

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business efforts to obtain from third parties on the best available terms any consents necessary to allow any applicable Worldspan Software to be licensed to Delta hereunder.  Worldspan agrees that when obtaining any additional Worldspan Software from third parties, Worldspan shall use reasonable business efforts (which shall not require the payment of additional consideration) to obtain such software on terms and conditions that permit Worldspan to grant Delta a license to such software as provided in this Section 5.5 without any additional consents or payments and that, except as otherwise expressly contemplated by any Designated Airline Services Agreement, Worldspan shall use reasonable business efforts (which shall not require the payment of additional consideration) to not create any additional restrictions on any then existing Worldspan Software that would prohibit Worldspan from granting Delta a license to such software as provided in this Section 5.5 without any additional consents or payments.

Section 5.6                                      License Terms and Conditions.  Any license exercisable pursuant to Section 5.5 hereof to any portion of the Worldspan Software, including all related documentation, in existence (the “Licensed Software”) shall be perpetual, worldwide, non-exclusive, non-sublicensable and non-transferable (except to a Person to which Delta assigns this Agreement in accordance with the provisions of Section 9.1 hereof) and shall be subject to, and the parties shall comply with, the following terms and conditions:

(a)                                  There shall be no charge to Delta for such license, except that Delta shall pay, or reimburse Worldspan for, any payments to third parties required in connection with such license, unless such license becomes effective as a result of a Termination at Worldspan’s Expense, in which event Worldspan shall pay, or reimburse Delta for, any commercially reasonable Software Consent Costs (but not any ongoing or recurring payments) required in connection with such license; provided, however, that the total amount that Worldspan may be required to pay, or reimburse Delta for, under this subsection (a) shall not exceed $1,000,000 in the aggregate.

(b)                                 Upon the request and at the expense of Delta, Worldspan shall promptly deliver to Delta a fully executable copy of the Licensed Software, including all related databases.  In the event that, along with the Licensed Software, Worldspan delivers to Delta additional Worldspan Software that cannot be readily separated from the Licensed Software, Delta agrees that it shall not be authorized to, and shall not, use any such additional Worldspan Software for any purpose and that Worldspan shall be entitled to from time to time, at its expense and in a manner that does not unduly disrupt Delta’s operations, replace the Licensed Software with a fully executable copy thereof that replaces the prior copy of the Licensed Software in all respects but does not include such additional Worldspan Software.  Delta shall be authorized to make additional copies of the Licensed Software for the purposes permitted herein and may make derivative works from such copies.  Any such additional copies and derivative works shall be considered part of the Licensed Software.

(c)                                  The Licensed Software may be used only (i) for the internal purposes of the Delta Service Users and Strategic Partners of Delta, which internal purposes shall in either case be associated with the air transportation businesses of the Delta Service Users and

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Strategic Partners of Delta, and (ii) for providing Airline Support Services for any Persons.  Except as provided in clause (ii) of the preceding sentence, the Licensed Software may not be used by Delta or any other Delta Service User or any other Person to conduct any enterprise or business in competition with Worldspan, including, without limitation, operating, maintaining, creating, enhancing, or enlarging a CRS, providing CRS Services to any Person, or providing Internal Reservations Services to any Person other than a Delta Service User or a Strategic Partner of Delta.

(d)                                 The Licensed Software shall be kept confidential and shall not be disclosed to anyone other than employees of Delta and other Persons to whom such disclosure has been authorized by Worldspan, including any third party from whom Delta is entitled to obtain substitute services pursuant to the provisions of Section 8.3(c) or 9.2 hereof, but only during any period that Delta is so entitled to obtain such substitute services.  However, Delta shall have the right to from time to time have the Licensed Software operated on behalf of Delta, for the purposes permitted by this Agreement, by a third party that has executed and delivered to Worldspan a written commitment, containing terms consistent with the provisions of Section 6.2(b) hereof, to keep the Licensed Software confidential and not use it for any purpose other than as permitted by this Section 5.6.

(e)                                  Notwithstanding anything in this Section 5.6 to the contrary, any license exercisable pursuant to Section 5.5 hereof shall become transferable and the provisions of subsections (c) and (d) of this Section 5.6 shall no longer be applicable or enforceable if and when Worldspan is dissolved and its affairs wound up.

(f)                                    Notwithstanding anything in this Agreement to the contrary, each party hereto acknowledges that any violation of the provisions of this Section 5.6 may cause irreparable injury to the other party and that, in addition to any other remedies available to it, the other party may be entitled to injunctive relief, specific performance, and other equitable remedies.

(g)                                 If requested by either party hereto, the parties shall execute and deliver such additional documents as either party hereto may reasonably determine is necessary or advisable to properly document any license that becomes exercisable pursuant to the provisions of Section 5.5 hereof.  However, any failure to execute and deliver any such additional documents shall not affect the validity of any such license.

ARTICLE 6
DATA, CONFIDENTIALITY, AND AUDIT RIGHTS

Section 6.1                                      Delta Service User Data.  Except to the extent such data would customarily be provided to the travel industry and subject to the binding and applicable laws and regulations and binding and applicable rules of ARC, ATC, IATA and similar associations, all data pertaining to each Delta Service User processed by or stored in the Worldspan System shall be kept confidential and shall not be disclosed to anyone (including any other Served Designated

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Airline or other customer of Worldspan) except (i) employees of Worldspan, (ii) its authorized agents, subcontractors and vendors that have signed appropriate confidentiality agreements containing terms consistent with the provisions of Section 6.2(a) hereof, and (iii) any other Persons to whom such disclosure has been authorized by Delta.  All such data shall remain the property of the Delta Service Users and Worldspan shall, at the expense of Delta, provide the applicable Delta Service User with reasonable access to any such data.  Worldspan shall exercise reasonable care for the protection of such data and shall maintain reasonable data integrity safeguards against the deletion or alteration of such data.  In the event that any such data is lost or destroyed due to any act or omission of Worldspan or any noncompliance with the obligations of Worldspan under this Agreement, then Worldspan shall, at its own expense, use reasonable business efforts to reconstruct such data within the time frame reasonably required by Delta, taking into account the nature of the data that is lost or destroyed.  Worldspan shall retain such data only as directed by Delta.  Upon Delta’s request, Worldspan shall promptly delete or destroy any such data (including any copies thereof) and provide Delta with written confirmation of such deletion or destruction.  Delta’s staff and any independent auditors selected by Delta shall be entitled, following reasonable notice to Worldspan, to audit Worldspan’s compliance with its obligations under this Section 6.1.  Any such audit shall be conducted during regular business hours at Worldspan’s offices and shall be conducted at Delta’s expense.

Section 6.2                                      Confidential Information.  Each of the parties hereto agrees to maintain the Confidential Information of the other party in accordance with the following:

(a)                                  Worldspan acknowledges that the Confidential Information of the Delta Service Users was or will be prepared at considerable trouble, time and expense and was or will be disclosed to Worldspan in confidence.  Except as otherwise provided in this Agreement, Worldspan agrees that it and its Affiliates shall (i) protect the confidential and proprietary nature of the Confidential Information of the Delta Service Users from disclosure to persons who are not employees of Worldspan, (ii) treat the Confidential Information of the Delta Service Users with at least the same concern and protective measures accorded any trade secret or Confidential Information of Worldspan, (iii) use reasonable care in the selection and assignment of personnel to work with the Confidential Information of the Delta Service Users and instruct all personnel so assigned to take all reasonable precautions necessary to prevent unauthorized disclosure, and (iv) not at any time during or after the Term disclose the Confidential Information of the Delta Service Users, whether directly or indirectly, to any third party (except as otherwise permitted by this Agreement or required by law or regulation and then only after providing Delta with such notice of, and opportunity to object to, such requirement as may be reasonable under the circumstances), or use the Confidential Information of the Delta Service Users for any purpose other than the proper and lawful performance of, and exercise of its rights under, this Agreement.

(b)                                 Delta acknowledges that the Confidential Information of Worldspan was or will be prepared at considerable trouble, time and expense and was or will be disclosed to the Delta Service Users in confidence.  Except as otherwise provided in this Agreement, Delta agrees that it shall, and shall cause its Affiliates and each other Delta Service User

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to, (i) protect the confidential and proprietary nature of the Confidential Information of Worldspan from disclosure to persons who are not employees of the Delta Service Users, (ii) treat the Confidential Information of Worldspan with at least the same concern and protective measures accorded any trade secret or Confidential Information of the Delta Service Users, (iii) use reasonable care in the selection and assignment of personnel to work with the Confidential Information of Worldspan and instruct all personnel so assigned to take all reasonable precautions necessary to prevent unauthorized disclosure, and (iv) not at any time during or after the Term disclose the Confidential Information of Worldspan, whether directly or indirectly, to any third party (except as otherwise permitted by this Agreement or required by law or regulation and then only after providing Worldspan with such notice of, and opportunity to object to, such requirement as may be reasonable under the circumstances), or use the Confidential Information of Worldspan for any purpose other than the proper and lawful performance of, and exercise of its rights under, this Agreement.

(c)                                  Notwithstanding any provision of this Agreement to the contrary, each party shall be free to use in its business, and to disclose in connection with the development and offering of its products and services, any ideas, methods, concepts, know-how and techniques that are retained in non-tangible form as mental impressions from performance under this Agreement.

Section 6.3                                      Audit Rights.  Worldspan shall maintain complete and accurate records to support and document all charges hereunder, in accordance with this Agreement and otherwise in accordance with United States generally accepted accounting principles consistently applied with respect to prior periods.  For a period of up to two years following the calendar year in which any services were provided by Worldspan hereunder, but no more than once in any calendar year, Delta’s in-house accounting staff and any independent accountants selected by Delta shall be entitled, following reasonable notice to Worldspan, to audit Worldspan’s records with respect to the services provided, the service levels achieved, and the determination of charges due pursuant to this Agreement.  Any such audit will be conducted during regular business hours at Worldspan’s offices.  If any such audit reveals that the amounts paid to Worldspan by Delta pursuant to this Agreement have been greater than, or less than, the amounts actually due to Worldspan pursuant to this Agreement, then Worldspan shall promptly give Delta a credit, or charge Delta, for the amount by which such paid amounts are greater than, or less than, such amounts actually due.  Any such audit shall be conducted at Delta’s expense unless such audit demonstrates that Worldspan’s total charges to Delta in any given calendar year exceeded the correct charges for that year by more than [**], in which event Worldspan shall pay, or reimburse Delta for, the cost of such audit.

Section 6.4                                      Examination of Internal Controls.  If and to the extent reasonably requested by Delta, but no more often than once in any twelve (12) month period, Worldspan shall cause its external auditors, or another organization reasonably acceptable to Delta, to perform an examination of Worldspan’s internal control structure policies and procedures relating to the processing of transactions for Delta, including the operating effectiveness thereof, in accordance with Statement of Accounting Standards No. 70 (SAS 70) (Level 2), entitled

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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“Reports on the Processing of Transactions by Service Organizations”, published by the American Institute of Certified Public Accountants.  Worldspan shall promptly provide Delta with a copy of the report resulting from any such examination and shall, at Delta’s expense, implement any improvements suggested in the report that Delta may reasonably request.

ARTICLE 7
TERMINATION

Section 7.1                                      Termination Without Cause.  Delta may terminate this Agreement without cause by giving Worldspan at least one (1) year’s, but not more than two (2) years’, prior written notice of such termination and the date upon which the termination will be effective, which termination effective date may be (i) if the notice thereof is given prior to the occurrence of a Delta Note Transfer, no earlier than twelve (12) months after the Effective Date, or (ii) if the notice thereof is given after the occurrence of a Delta Note Transfer, no earlier than thirty (30) months after the Effective Date; provided, however, that, if the termination results in Delta having a funding obligation pursuant to Section 1.2(a) of the Delta Indemnity Claim Escrow Agreement, then the termination shall not be effective unless and until Delta has performed that funding obligation in full.

Section 7.2                                      Termination Upon an Event of Default.  In the event that an Event of Default, as described below, with respect to either party hereto has occurred and is continuing, then the other party hereto may terminate this Agreement by giving the defaulting party prior written notice of such termination, specifying in reasonable detail the reason for the termination, and the date upon which the termination will be effective.  Any such notice given while the applicable Event of Default is continuing shall remain valid and in effect even though the default or failure resulting in the Event of Default may thereafter be cured.

(a)                                  An Event of Default with respect to Delta shall mean that Delta has defaulted in making any payment hereunder when the same became due and payable and has not cured such default (including by paying any disputed amounts into an Escrow Account to the extent so authorized in Section 4.5(d) hereof) within thirty (30) days after being given written notice thereof by Worldspan, which notice shall describe the default in reasonable detail.  However, if this Agreement is being terminated by Worldspan as a result of an Event of Default with respect to Delta, then Delta may, by giving Worldspan written notice thereof prior to the termination date specified in the Worldspan termination notice, elect to extend the Term, on a month-to-month basis, beyond the termination date specified in the Worldspan termination notice to a date that is no later than twelve (12) months after the Worldspan Termination Notice Date; provided, however, that:

(1)                                  As a condition to so extending the Term, Delta shall pay to Worldspan, (i) on or before the first (1st) and the fifteenth (15th) day of each of the first four calendar months after the Worldspan Termination Notice Date, an amount equal to one-eighth (1/8th) of all amounts payable to Worldspan hereunder that are past due as of the Worldspan Termination Notice Date, including any interest accrued

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thereon, (ii) on or before the respective due dates therefor, all other amounts payable to Worldspan hereunder for services rendered prior to the calendar month in which the Worldspan Termination Notice Date occurs, (iii) on or before the last day of the calendar month in which the Worldspan Termination Notice Date occurs, (but no earlier than fifteen (15) days after being given written notice of such amount), an amount equal to Worldspan’s reasonable estimate of the total amount payable to Worldspan pursuant to this Agreement for such month, and (iv) on or before the first day of each calendar month after the Worldspan Termination Notice Date (but no earlier than fifteen (15) days after being given written notice of such amount), an amount equal to Worldspan’s reasonable estimate of the total amount payable to Worldspan pursuant to this Agreement for such month.  In the event that Delta fails to pay any such amount by the applicable date specified above, then Worldspan shall be entitled to cease providing any or all of the services being provided hereunder immediately and without any further notice to Delta and this Agreement shall thereupon be terminated.

(2)                                  After being given notice of such termination, Delta shall be obligated to pay an Additional Charge as provided in Section 4.2 hereof.

(b)                                 An Event of Default with respect to Worldspan shall mean that:

(1)                                  Worldspan’s performance of Airline Services for the Delta Service User Group has failed to meet an applicable Minimum Performance Standard and, after Worldspan has been given written notice by Delta of Delta’s intention to terminate this Agreement as a result of such failure, that failure has not been Cured at any time during the cure period for that Minimum Performance Standard specified in Section 4 of Schedule 2.2 hereto or at any time thereafter;

(2)                                  Worldspan’s performance of Airline Services for the Delta Service User Group has failed to meet an applicable Intermediate Performance Standard and, after Worldspan has been given written notice by Delta of Delta’s intention to terminate this Agreement as a result of such failure, that failure has not been Cured at any time during the [**] period following such notice or at any time thereafter; or

(3)                                  Worldspan’s performance of Airline Services for the Delta Service User Group has failed to meet (i) the same applicable Intermediate Performance Standard and/or Minimum Performance Standard on [**] occasions during any [**] period, or (ii) any [**] applicable Intermediate Performance Standards and/or Minimum Performance Standards on [**] occasions during any [**] period.

Notwithstanding the foregoing, if Delta gives Worldspan written notice of Delta’s intention to terminate this Agreement as a result of Worldspan’s failure to meet an Intermediate Performance Standard or Minimum Performance Standard, then

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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Worldspan shall have a period of thirty (30) days thereafter to provide Delta with a reasonable written explanation that (i) any of the relevant information relating to Worldspan’s historical performance of the applicable Airline Services enclosed with the letter, dated February 28, 2003, from David A. Lauderdale, Chief Technology Officer and Senior Vice President – Worldwide Technical Operations, of Worldspan to TTPC, is inaccurate, and (ii) as a result of such inaccuracy, Worldspan would not reasonably have been expected to meet such Intermediate Performance Standard or Minimum Performance Standard at the time of such failure.  If both of these facts are established to the reasonable satisfaction of Delta or pursuant to the dispute resolution process contemplated by Section 8.5 hereof, then (i) for purposes of this Section 7.2(b), the relevant failure to meet the applicable Intermediate Performance Standard or Minimum Performance Standard will be forgiven and deemed not to have occurred, and (ii) neither the provisions of Section 2.2(d) hereof nor the provisions of Section 7.4(c) hereof will be applicable.

Section 7.3                                      Termination of Delta Service User.  In the event that any Delta Service User, other than Delta or any other Delta Service User that is an Air Carrier or is an Affiliate of Delta, fails to comply with any applicable provision hereof, and that failure is not cured within thirty (30) days after Worldspan gives Delta written notice describing the failure in reasonable detail, then Worldspan may discontinue providing any Airline Services for that Delta Service User.

Section 7.4                                      Termination Assistance.  Upon the termination of this Agreement for any reason, the discontinuation of Airline Services for any Delta Service User pursuant to Section 7.3 hereof, or the discontinuation of any Airline Services pursuant to Section 2.1(c) hereof:

(a)                                  In order to assist Delta in terminating applicable services from the Worldspan System and transitioning those services to another computer system, Worldspan shall provide to Delta the following services (the “Transition Services”):

(1)                                  To the extent reasonably requested by Delta, Worldspan shall continue to provide any or all of the Airline Services then being provided for the Delta Service Users for [**]; subject, however, to Delta continuing to perform its related obligations hereunder and paying in a timely manner all Cost-Based Charges and, if applicable, Additional Charges relating to those services to the same extent as if those services had been performed during the Term.

(2)                                  Upon the reasonable request of Delta from time to time during the applicable notice period, Worldspan shall deliver to Delta [**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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(3)                                  Subject to Delta complying, if applicable, with the provisions of Section 7.4(b) hereof, Worldspan shall provide to Delta such additional information and technical assistance as [**].

(b)                                 Except to the extent otherwise provided in Section 7.4(c) hereof, Delta shall pay or reimburse Worldspan for:

(1)                                  All costs (collectively, the “Software Consent Costs”) reasonably incurred by Worldspan or Delta that are directly attributable to obtaining from third parties any consents necessary to allow any applicable Worldspan Software to be licensed to Delta hereunder;

(2)                                  All costs (collectively, the “Transition Costs”) reasonably incurred by Worldspan that are directly attributable to providing the Transition Services, as described in Sections 7.4(a)(2) and (3) hereof, to the extent that Delta does not otherwise pay or reimburse Worldspan for such services as part of the Cost-Based Charges payable by Delta; and

(3)                                  All costs (collectively, the “Breakage Costs”) reasonably incurred by Worldspan, in connection with its own business and operations, that are directly attributable to the termination of this Agreement or the discontinuation of services hereunder, including without limitation (i) any costs for the continuation,

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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elimination and redeployment of applicable resources, including any costs incurred in connection with the early termination of leases or other agreements relating to those resources, (ii) any losses on the disposition of applicable assets, and (iii) any expenses relating to the severance or relocation of applicable personnel.

Worldspan and Delta shall act in good faith and use reasonable business efforts to minimize and mitigate any Software Consent Costs, Transition Costs, and Breakage Costs.  It is understood and agreed that in the event that any Software Consent Costs for which Delta is responsible pursuant to this Section 7.4(b) need to be paid directly to a third party, then such payment shall, to the extent permitted by the third party, be made by Delta and not Worldspan.

(c)                                  In the event that this Agreement is being terminated as the result of a Termination at Worldspan’s Expense, then Worldspan shall be responsible for:

(1)                                  All Breakage Costs;

(2)                                  All Software Consent Costs; and

(3)                                  All Transition Costs; provided, however, that Worldspan’s obligation to be responsible for Transition Costs attributable to providing the Transition Services described in subsection (a)(3) of this Section 7.4 shall be limited to the Transition Costs required to provide up to (i) [**] person-hours of applicable personnel resources to consult with and assist Delta in [**], and (ii) [**] person-hours of applicable personnel resources to [**].

Section 7.5                                      Effect of Termination.  Upon termination of this Agreement in accordance with the provisions hereof, the Term shall end and each provision of this Agreement whose applicability is limited to the Term, either expressly or by reasonable implication, shall no longer be applicable (provided that such termination will not relieve any party of any obligation for any breach of this Agreement prior to termination).  However, any provision of this Agreement

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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whose applicability is not so limited, including, without limitation, Article 4 (Payments to Worldspan), Section 5.5 (License to Worldspan Software), Section 5.6 (License Terms and Conditions), Section 6.1 (Delta Service User Data), Section 6.2 (Confidential Information), Section 6.3 (Audit Rights), Section 7.4 (Termination Assistance), Section 7.5 (Effect of Termination), Section 8.1 (Indemnification), Section 8.3 (Exclusive Remedies), Section 8.4 (Warranties and Liabilities), Section 8.5 (Resolution of Disputes), and Article 9 (Miscellaneous), shall survive the termination of this Agreement and remain in full force and effect in accordance with its terms.

ARTICLE 8
ALLOCATION OF RISKS AND RESOLUTION OF DISPUTES

Section 8.1                                      Indemnification.  Worldspan and Delta each agree to indemnify, defend and hold harmless the other in accordance with the following:

(a)                                  Worldspan shall indemnify, defend and hold harmless each Delta Service User, its officers, directors, court appointed responsible persons, agents, subsidiaries, Affiliates, and contractors, from any claims of third parties arising out of or in connection with:

(1)                                  Any Loss, other than a Loss described in subsection (b)(3) of this Section 8.1, that is not covered by a policy of insurance maintained by Delta and that arises out of or in connection with (i) the bodily injury, including death or personal injury, of any agent or employee of Worldspan or of any business invitee or business visitor of Worldspan who is not an agent or employee of any Delta Service User, or (ii) the damage, loss or destruction of any real or tangible personal property of Worldspan, including, but not limited to, the loss of use thereof.

(2)                                  Any Loss arising out of or in connection with any claims of infringement of any license, patent, trademark, copyright, trade secret or other intellectual property right conferred by contract or by common law or by any law of the United States or any state alleged to have occurred because of any service, Confidential Information or software provided by, or any work performed by, Worldspan during the Term.

(3)                                  Any Loss that may arise from or be claimed by any third party pursuant to an agreement between Worldspan and that third party under which such third party provides goods or services to or on behalf of Worldspan arising out of or in connection with the Airline Services provided for the Delta Service Users under this Agreement.

(4)                                  Any Loss arising out of or in connection with (i) any failure by Delta to arrange for the acquisition of any Equipment, Maintenance Service, or Telecommunications Service pursuant to Section 2.7(b) hereof, or (ii) the

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performance or failure to perform of any Equipment, Maintenance Service, or Telecommunications Service acquired pursuant to Section 2.7(b) hereof.

In addition, Worldspan hereby releases each Delta Service User, its officers, directors, court appointed responsible persons, agents, subsidiaries, affiliates, and contractors, from any claims of Worldspan arising out of or in connection with any Loss described in this Section 8.1(a), other than any claim arising out of or in connection with any Loss described in subsection (3) of this Section 8.1(a) that is based upon the provisions of this Agreement.

(b)                                 Delta shall indemnify, defend and hold harmless Worldspan, its officers, directors, court appointed responsible persons, agents, subsidiaries, Affiliates, partners, and contractors, from any claims of third parties arising out of or in connection with:

(1)                                  Any Loss that, except as provided in subsection (3) of this Section 8.1(b), is not covered by a policy of insurance maintained by Worldspan and that arises out of or in connection with (i) the bodily injury, including death or personal injury, of any agent or employee of any Delta Service User or of any business invitee or business visitor of any Delta Service User who is not an agent or employee of Worldspan, or (ii) the damage, loss or destruction of any real or tangible personal property of any Delta Service User, including, but not limited to, the loss of use thereof.

(2)                                  Any Loss arising out of or in connection with any claims of infringement of any license, patent, trademark, copyright, trade secret or other intellectual property right conferred by contract or by common law or by any law of the United States or any state alleged to have occurred because of any service, Confidential Information or software (including any Airline Independent Improvement) provided by, or any work performed by, any Delta Service User during the Term.

(3)                                  Any Loss, whether or not covered by a policy of insurance maintained by Worldspan, that may arise from or be claimed by any Person for any bodily injury, including death or personal injury, or property damage, including, but not limited to, the loss of use thereof, arising out of or in connection with any aircraft accident involving any Delta Service User.

(4)                                  Any Loss that may arise from or be claimed by any Delta Service User, other than Delta, arising out of or in connection with any Airline Services provided by Worldspan under this Agreement.

(5)                                  Any Loss arising out of or in connection with any escrow of Worldspan Software and related materials pursuant to Section 5.4 hereof or, except to the extent otherwise provided in Section 5.6(a) hereof, any withdrawal or use of any such Worldspan Software or related material by any Delta Service User, including without limitation any such Loss arising out of or in connection with any alleged

48

breach by Worldspan of any agreement with a third party as a result of any such escrow, withdrawal, or use, but not including any Loss resulting from Worldspan’s failure to comply with its obligations pursuant to Section 5.4 hereof.

(6)                                  Any Loss arising out of or in connection with (i) any failure by Worldspan to arrange for the acquisition of any Equipment, Maintenance Service, or Telecommunications Service pursuant to Section 2.7(a) hereof, or (ii) the performance or failure to perform of any Equipment, Maintenance Service, or Telecommunications Service acquired pursuant to Section 2.7(a) hereof.

In addition, Delta hereby releases Worldspan, its officers, directors, court appointed responsible persons, agents, subsidiaries, affiliates, partners, and contractors, from any claims of Delta arising out of or in connection with any Loss described in this Section 8.1(b), other than any claim arising out of or in connection with any Loss described in subsection (4) of this Section 8.1(b) that is based upon the provisions of this Agreement.

(c)                                  Each of the indemnities set forth in this Section 8.1 shall apply to each applicable Loss described above that results from any cause (including the negligence of the indemnified party) but shall not apply to the extent such applicable Loss results solely from the gross negligence or willful misconduct of the indemnified party or such indemnity is otherwise prohibited by applicable law.  None of the indemnities set forth in this Section 8.1 shall apply to any Loss arising solely under any other contract or agreement between Delta and Worldspan.

(d)                                 Each party hereto shall promptly notify the other of any claim (and any event likely to result in a claim) of which the notifying party has knowledge and for which the notifying party is claiming indemnification pursuant to this Section 8.1 and shall reasonably cooperate with the other in connection with the response thereto and the defense thereof, including without limitation any agreement relating to the settlement thereof.  The indemnities set forth in this Section 8.1 shall not apply to the extent that the indemnified party’s failure to provide any such notice or cooperation prejudices the indemnifying party in the defense, settlement or other handling of the applicable claim.  The indemnified party may, at its own expense, participate in such defense and settlement discussions either directly or through counsel of its choice.

Section 8.2                                      Insurance Requirements.  At all times during the Term, the parties hereto shall comply with the following requirements with respect to insurance:

(a)                                  Delta shall maintain policies of insurance in accordance with the following:

(1)                                  Delta shall maintain in force aircraft hull and aircraft or comprehensive general liability insurance, including without limitation bodily injury and property damage coverage.  Such liability insurance shall include contractual liability coverage for the indemnification obligations contained herein (other than indemnification obligations relating to claims of infringement of patent rights) and

49

products/completed operations liability coverage.  Such liability insurance shall carry a worldwide combined single limit for bodily injury and property damage of no less than US $500,000,000 per occurrence.

(2)                                  Delta shall cause each Delta Service User that is an Air Carrier for which Worldspan provides Airline Support Services to be covered by aircraft hull and aircraft or comprehensive general liability insurance, including without limitation bodily injury and property damage coverage.  Such liability insurance shall include contractual liability coverage for the indemnification obligations contained herein (other than indemnification obligations relating to claims of infringement of patent rights) and products/completed operations liability coverage.  Such liability insurance shall carry a worldwide combined single limit for bodily injury and property damage of (i) no less than US $100,000,000 per occurrence for any Delta Service User that is a commuter or regional Air Carrier for which Worldspan provides Airline Support Services, and (ii) no less than US $500,000,000 per occurrence for any other Delta Service User that is an Air Carrier for which Worldspan provides Airline Support Services.  Worldspan shall not be required to provide Airline Support Services to any Delta Service User that is an Air Carrier and that is not covered by aircraft hull and liability insurance as required by this Section 8.2.

(3)                                  Delta shall maintain in force workers compensation insurance in accordance with applicable legal requirements.

(b)                                 Worldspan shall maintain policies of insurance in accordance with the following:

(1)                                  Worldspan shall maintain in force comprehensive general liability insurance, including worldwide coverage for bodily injury and property damage, in the amounts of no less than US $1,000,000 per occurrence and US $2,000,000 in the aggregate.  Such insurance shall include contractual liability coverage for the indemnification obligations contained herein (other than indemnification obligations relating to claims of infringement of patent rights) and broad form property damage coverage.

(2)                                  Worldspan shall maintain in force umbrella liability insurance in an amount no less than US $25,000,000 combined single limit for bodily injury and property damage.  Such insurance shall be in excess of the insurance coverage described in subsection (1) of this Section 8.2(b).

(3)                                  Worldspan shall maintain in force workers compensation insurance in accordance with applicable legal requirements.

(c)                                  The parties hereto shall maintain the policies of insurance required by this Section 8.2 in accordance with the following requirements:

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(1)                                  Each party hereto shall provide to the other party a Certificate of Insurance, in a form reasonably acceptable to the other party, for each of the policies of insurance required by this Section 8.2.  Each Certificate of Insurance with respect to the policies of insurance required by this Section 8.2 must name such other party as an additional insured to the extent of the indemnity obligations hereunder.

(2)                                  Each insurance policy (including renewals thereof) or Certificate of Insurance required by this Section 8.2 shall contain an agreement by the insurer that such policy shall not be cancelled, non-renewed or materially altered without at least thirty (30) days prior written notice to the additional insured.

(3)                                  Each Certificate of Insurance required hereby shall be delivered to the appropriate party within ten (10) business days after the Effective Date or renewal of the respective policy, as applicable.

Section 8.3                                      Exclusive Remedies.  Worldspan and Delta acknowledge and confirm that they have negotiated at length concerning the remedies that may be meaningful and practical in the event of any Deficiency with respect to this Agreement and have agreed that, except as otherwise expressly provided in Sections 2.2(b), 2.2(c), 4.5, 5.4, 5.5, 5.6, 6.1, 6.3, 7.2, 7.4, 8.1(a), 8.5, 9.2, 9.7, 9.8, and 9.15 of this Agreement, the exclusive remedies of Delta, on behalf of itself and all other Delta Service Users, regardless of the success or effectiveness of such exclusive remedies or any other provision of this Agreement, for any Deficiency constituting a breach by Worldspan of an obligation specified in this Agreement shall be as follows:

(a)                                  In the event that there occurs any Deficiency with respect to this Agreement and Delta reasonably and in good faith determines and notifies Worldspan that such Deficiency could adversely affect the operations, business, or revenues of the Delta Service Users in any material respect, then, upon Delta’s reasonable request and at no additional cost to Delta, the following shall occur:

[**]

(b)                                 In the event that Worldspan’s performance of Airline Services for the Delta Service User Group fails to meet any applicable Intermediate Performance Standard or

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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Minimum Performance Standard, there occurs any breach with respect to the provisions of Section 2.6 hereof, or there occurs any other Deficiency with respect to this Agreement that adversely affects the operations, business, or revenues of the Delta Service Users in any material respect, then, upon Delta’s reasonable request and at no cost to Delta in addition to the Cost-Based Charges payable by Delta hereunder, Worldspan shall redirect its resources in order to eliminate or alleviate such Deficiency to the fullest extent practical, giving due consideration and treating fairly its other obligations and priorities, including any other Deficiencies with respect to this or any other Designated Airline Services Agreement.  In the event that Worldspan fails to cooperate with Delta with regard to such Deficiency, or in the event that the Deficiency is otherwise not eliminated or alleviated, to Delta’s reasonable satisfaction, within a reasonable period of time after Worldspan has been notified of the Deficiency, then Delta shall have the right to resort to the dispute resolution procedures provided in Section 8.5 hereof.  Notwithstanding any provision of the Master Arbitration Agreement to the contrary and except as otherwise expressly provided in this Agreement, Delta’s exclusive remedy from such dispute resolution procedures shall be to require Worldspan to redirect its resources in order to eliminate or alleviate such Deficiency, as described in this Section 8.3(b), and the arbitrator(s) shall be entitled to award temporary, interim or final equitable relief in support of such remedy.

(c)                                  In the event that (i) Worldspan’s performance of Airline Services for the Delta Service User Group fails to meet any applicable Intermediate Performance Standard or Minimum Performance Standard and, as a result thereof, Delta’s normal business operations are materially interrupted, or (ii) there is a suspension or cessation of any Airline Services as a result of an adverse development in the business or operations of Worldspan or as a result of a decision by Worldspan to stop or limit support activities necessary to maintain and improve the Worldspan Software used to provide such Airline Services (whether or not such action may otherwise be permitted under this Agreement), then, in either such event and notwithstanding anything in this Agreement to the contrary, Delta shall be entitled to immediately obtain substitute services from a third party on an interim basis until that failure, suspension or cessation has been cured, and shall also be entitled to use, or permit such third party to use, the Licensed Software pursuant to Section 5.5(b) hereof in order to provide such substitute services.

(d)                                 If and for as long as Worldspan’s performance of Airline Services for the Delta Service User Group fails to meet any applicable Intermediate Performance Standard or Minimum Performance Standard, the notice period specified in Section 2.1(c) hereof for discontinuing the Airline Services for which the Intermediate Performance Standard or Minimum Performance Standard has been so failed shall be shortened from [**].

(e)                                  Delta shall not be entitled to contest the Cost-Based Charges payable pursuant to Section 4.1 hereof, the amounts referred to in Section 4.3 hereof, or any other charge provided hereunder to be paid on the basis of Worldspan’s cost, except on the grounds that (i) a miscalculation or accounting error was made by Worldspan, (ii) the applicable

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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cost was not incurred in good faith in the reasonable conduct of Worldspan’s business, (iii) such cost was not attributable to the performance of the Airline Services as contemplated by Schedule 4.1 hereto, (iv) Worldspan’s judgment with respect to the application of the Cost Collection and Allocation Methodology is not in accordance with the principles set forth in Schedule 4.1 hereto, or (v) the application of the Cost Collection and Allocation Methodology, considered as a whole, does not comply with the requirements of this Agreement.  Except as provided in Section 4.5(d) hereof with respect to any amounts reasonably and in good faith disputed, Delta shall pay to Worldspan all amounts invoiced to Delta in accordance with the provisions of this Agreement.  If any dispute with respect to any such amount is not resolved to each party’s satisfaction within a reasonable period of time after Delta has notified Worldspan of the dispute, then either party shall have the right to resort to the dispute resolution procedures provided in Section 8.5 hereof.

(f)                                    Notwithstanding the foregoing, the provisions of this Section 8.3 shall not apply to any Deficiency with respect to this Agreement that results from the gross negligence or willful misconduct of Worldspan, the breach by Worldspan of its confidentiality obligations pursuant to Section 6.1 and 6.2(a) hereof, the indemnities set forth in Section 8.1(a) hereof, or Worldspan’s obligation to provide Transition Services as provided in Section 7.4 hereof.

(g)                                 Except as may be otherwise expressly provided in this Agreement, the remedies provided in this Section 8.3 may be invoked individually or collectively with other remedies provided in this Section 8.3 or in Sections 2.2(b), 2.2(c), 4.5, 5.4, 5.5, 5.6, 6.1, 6.3, 7.2, 7.4, 8.1(a), 8.5, 9.2, 9.7, 9.8, and 9.15 of this Agreement.

Section 8.4                                      Warranties and Liabilities.  Any warranties and liabilities with respect to the services and goods provided hereunder shall be limited as follows:

(a)                                  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, WORLDSPAN MAKES NO WARRANTIES, GUARANTEES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE OPERATION, CAPACITY, SPEED, FUNCTIONALITY, QUALIFICATIONS OR CAPABILITIES OF THE WORLDSPAN SYSTEM OR ANY SERVICES, GOODS OR PERSONNEL RESOURCES PROVIDED HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(b)                                 EXCEPT FOR ANY LIABILITY RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF WORLDSPAN, THE RIGHT OF DELTA TO WITHHOLD AND RETAIN LIQUIDATED DAMAGES PURSUANT TO SECTION 2.2 HEREOF, THE BREACH BY WORLDSPAN OF ITS CONFIDENTIALITY OBLIGATIONS PURSUANT TO SECTIONS 6.1 AND 6.2(a) HEREOF, THE INDEMNITIES SET FORTH IN SECTION 8.1(a) HEREOF, OR WORLDSPAN’S OBLIGATION TO PROVIDE TRANSITION SERVICES AS

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PROVIDED IN SECTION 7.4 HEREOF, THE AGGREGATE AMOUNT OF ANY LIABILITY OF WORLDSPAN, ITS OFFICERS, DIRECTORS, AGENTS, SUBSIDIARIES, AFFILIATES, OWNERS, AND CONTRACTORS, FOR ONE OR MORE CLAIMS ARISING FROM OR RELATING TO ANY DEFICIENCIES WITH RESPECT TO THIS AGREEMENT, SHALL NOT EXCEED, IN ANY EVENT, THE AMOUNT PAID TO WORLDSPAN HEREUNDER FOR THE PERFORMANCE OF SERVICES HEREUNDER DURING THE IMMEDIATELY PRECEDING [**] PERIOD.

(c)                                  NEITHER PARTY HERETO SHALL BE LIABLE FOR ANY PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY PERSON ARISING OUT OF THE BREACH OF THIS AGREEMENT BY SUCH PARTY.

Section 8.5                                      Resolution of Disputes.  It is the intention of the parties to resolve all disputes under this Agreement in an amicable and businesslike manner through informal discussion between themselves.  In the event informal discussion does not produce a prompt resolution of any dispute arising out of or in connection with this Agreement (including the validity, scope and enforceability of this provision), then, except as otherwise provided in this Agreement, such dispute shall, to the fullest extent permitted by law, be solely and finally settled pursuant to the terms of the Master Arbitration Agreement.  Notwithstanding any provision of the Master Arbitration Agreement to the contrary, the parties hereto agree that, in connection with the resolution of any disputes under this Agreement, (i) either party may seek temporary judicial action in order to prevent damage to such party while an arbitration proceeding is being commenced, (ii) arbitration proceedings may be conducted on an expedited basis when necessary to protect the interests of either party, (iii) the arbitrator(s) shall have reasonable experience and expertise with respect to the subject matter of the dispute, (iv) the arbitrator(s) shall have the authority to order specific performance and other equitable relief, and (v) the arbitrator(s) shall have the discretion to order either party to pay the legal fees and other expenses incurred by the other party in connection with the arbitration.

ARTICLE 9
MISCELLANEOUS

Section 9.1                                      Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by or against the parties hereto and their respective successors and assigns; provided, however, that neither party hereto may assign or transfer (including by operation of law) this Agreement or any rights or obligations hereunder without the prior written consent of the other to any Person other than a Person that (i) acquires all or substantially all of the assets of the assigning party, and (ii) either agrees, or by operation of law is required, to comply with and be bound by the provisions of this Agreement to the same extent as the assigning party.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

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Section 9.2                                      Force Majeure.  Neither party hereto shall be responsible or liable for, and that party shall be excused from, any non-performance or delay in the performance of any of its obligations hereunder if and to the extent that such non-performance or delay could not have been prevented by reasonable precautions and is caused by factors beyond the reasonable control of that party, whether or not foreseeable, which factors could include, to the extent that they are consistent with the foregoing, any Operational Emergency or any failure by the other party to perform its obligations hereunder.  However, neither party’s financial condition or inability to pay shall be a basis for excusing the performance of any of that party’s obligations hereunder.  No non-performance or delay in the performance of the obligations of either party that is excused pursuant to this Section 9.2 shall constitute a default hereof, be a basis for disputing or withholding amounts payable hereunder, or result in an Event of Default with respect to such party.  However, the parties acknowledge that any failure or delay in the performance of Worldspan may reduce the amount of Shared Resource Measurement Units provided or processed by Worldspan hereunder and, therefore, reduce the Cost-Based Charges that would otherwise be payable to Worldspan in accordance with the provisions of Section 4.1 hereof.  In the event that either party hereto is excused from the performance of its obligations hereunder pursuant to this Section 9.2, then that party shall use all efforts that are reasonable under the circumstances to resume performance of its obligations hereunder as soon as feasible.  In the event that Worldspan is excused from the performance of any of its obligations hereunder pursuant to this Section 9.2 and, as a result thereof, Delta’s normal business operations are materially interrupted, then (i) notwithstanding anything in this Agreement to the contrary, Delta shall be entitled to immediately obtain substitute services from a third party, on an interim basis, until Worldspan is able to resume performance of such obligations, and shall also be entitled to use, or permit such third party to use, the Licensed Software pursuant to Section 5.5(b) hereof in order to provide such substitute services, and (ii) if such non-performance continues for a period of sixty (60) consecutive days, then at any time thereafter Delta may, by giving Worldspan prior written notice thereof, terminate this Agreement as of a date specified in such notice of termination; provided, however, that any such notice must be given prior to the time that Worldspan resumes performance of its obligations hereunder.  It is understood and agreed that a termination of this Agreement pursuant to this Section 9.2 will not be considered or construed to be a Delta Continuing Payment Termination, but instead will be a Delta General Termination, for purposes of Section 4.4 hereof.

Section 9.3                                      Regulatory Compliance.  All of the provisions of this Agreement and the obligations of the parties hereunder shall be subject to, and Worldspan and each Delta Service User shall comply with, all ARC and IATA rules and regulations and all laws, statutes, ordinances and regulations that are binding and applicable to this Agreement and to the services provided hereunder.  In no event shall Worldspan or any Delta Service User be required to violate any such rule, regulation, law, statute, ordinance, or regulation.

Section 9.4                                      Entire Agreement.  This Agreement, including the schedules and exhibits hereto, each of which is incorporated herein for all purposes, and any documents, procedures, and practices referred to herein, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any existing agreements between Delta and Worldspan relating to the services to be provided by Worldspan hereunder and all other prior

55

agreements and understandings, both written and oral, between the parties or their affiliates or any of them with respect to the subject matter hereof, including the Delta Served Affiliate Agreement, dated as of April 30, 1993, between Delta and Worldspan.  It is expressly acknowledged and agreed that the provision of Delta FASA Credits under Section 4.4 of this Agreement is a critical component of this Agreement and that undue prejudice to each party’s bargain would ensue if the provisions of Section 4.4 hereof were not performed by the other party hereto.

Section 9.5                                      Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE ENFORCED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (OTHER THAN ITS RULES REGARDING CONFLICTS OF LAWS).

Section 9.6                                      Further Assurances.  Worldspan and each Delta Service User shall execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and do such other acts and things as may be required by law or be reasonably necessary or advisable to carry out the full intent of this Agreement.  Without limiting the generality of the foregoing, Delta shall take such action as may be reasonably necessary or advisable to allow Worldspan to obtain and protect copyright, patent and other intellectual property rights in the Worldspan Software and to obtain, at Delta’s expense, any governmental licenses or approvals required for Worldspan to properly perform its obligations hereunder that are solely attributable to the services that Worldspan provides for Delta or any other Delta Service User.

Section 9.7                                      Expenses.  Each party hereto shall assume and pay its own expenses incident to the negotiation and execution of this Agreement.  Without limiting the generality of the foregoing, each party shall pay all legal, accounting, consultants’ and advisers’ fees incurred by it, including brokers’ or investment banking fees relating to this Agreement and such transactions, and shall indemnify and hold the other free and harmless from any of such expenses and fees.  No broker, finder, agent or similar intermediary has acted on behalf of either party in connection with this Agreement or the transactions contemplated hereby.

Section 9.8                                      No Third-Party Beneficiaries.  This Agreement shall be for the benefit of the parties hereto and none of the provisions of this Agreement shall be for the benefit of or enforceable by any third party.  However, Delta shall have the right to enforce the provisions of this Agreement for the benefit of the other Delta Service Users.

Section 9.9                                      Amendments and Waivers.  No amendment to this Agreement shall be valid unless it is in writing and is signed by each of the parties hereto.  The terms of this Agreement may be waived only by a written instrument signed by the party that would have been able to require compliance therewith.  Except where a specific period for action or inaction is provided herein, no delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.  No waiver on the part of either party of any such right, power or privilege shall preclude any further exercise thereof or the exercise of any other such right, power or privilege.

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Section 9.10                                Notices.  All notices, requests, demands, and other communications under this Agreement shall be in writing (with a supplemental telephone call recommended with respect to any notice of default or termination hereunder, although the failure to make such a telephone call shall not affect the validity of any such notice) and shall be deemed given (i) when received, if delivered personally, (ii) on the next business day, if sent by overnight service prepaid with instructions for next business day delivery (receipt confirmed), or (iii) on the day of transmission, if telecopied, telegraphed or telexed (transmission confirmed) during the receiving party’s normal business hours, or on the next business day if sent pursuant to this subsection 9.10(iii) after the receiving party’s normal business hours, in each case to the applicable party at the following address and number (or to such other address and number as that party may have then previously specified by notice given to the other party pursuant to this provision):

(a)                                  If to Worldspan, to:

Worldspan, L.P.
300 Galleria Parkway, N.W.
Suite 2100
Atlanta, Georgia  30339
Attention:  Chief Executive Officer
Telecopier No.: (770) 563-7878

with a copy to:

Worldspan, L.P.
300 Galleria Parkway, N.W.
Suite 2100
Atlanta, Georgia  30339
Attention:  General Counsel
Telecopier No.: (770) 563-7878

and, if the notice relates to Section 4.4 or Article 7 hereof, to:

Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103
Attention:  Geraldine A. Sinatra
Telecopier No.:  (215) 994-2222

and, with respect to any notice, request or demand given by Delta relating to a default by Worldspan under this Agreement, any claim of force majeure by Delta under this Agreement, or any matter that would require the consent of the Administrative Agent pursuant to the Consent and Agreement, dated as of the date hereof, among Delta, TTPC, Worldspan, and Lehman Commercial Paper Inc., to:

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Lehman Commercial Paper Inc.
745 Seventh Avenue
New York, New York  10019
Attention:  Robert Berzins
Telecopier No.:  (645) 758-1906

(b)                                 If to Delta, to:

Delta Air Lines, Inc.
1030 Delta Boulevard
Atlanta, Georgia 30320
Attention: Chief Information Officer
Telecopier No.: (404) 714-1501

with a copy to:

Delta Air Lines, Inc.
1030 Delta Boulevard
Atlanta, Georgia 30320
Attention: Senior Vice President – Sales & Distribution
Telecopier No.: (404) 715-4066

and:

Delta Air Lines, Inc.
1030 Delta Boulevard
Atlanta, Georgia 30320
Attention: Senior Vice President – General Counsel
Telecopier No.: (404) 715-2233

Section 9.11                                Headings.  The article, section and similar headings used in this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

Section 9.12                                Severability.  Except as set forth in the next sentence, any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  The provisions of Section 4.4 hereof are expressly agreed to be not severable from the remaining provisions hereof.

Section 9.13                                Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument.

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Section 9.14                                Independent Contractor.  Worldspan and Delta are independent contractors of each other and, except as may be expressly provided in this Agreement, neither has the authority to bind the other to any third party or otherwise act in any way as the representative of the other except to the extent expressly authorized in writing by the other.

Section 9.15                                Non-Discrimination.  The parties hereto acknowledge that pursuant to this Agreement and the other Founder Airline Services Agreements, Worldspan shall provide applicable services to the Served Designated Airlines that are Founder Airlines on a non-discriminatory basis and make distinctions in its dealings with such Founder Airlines relating to their Founder Airline Services Agreements only where those distinctions reasonably result from operational, business, legal, or other differences among such Founder Airlines.  If any modification or amendment is made to the Founder Airline Services Agreement between Worldspan and any other Founder Airline that does not reasonably result from such differences between Delta and that other Founder Airline, then Worldspan shall promptly notify Delta of that modification or amendment, together with any obligations with which that other Founder Airline has agreed to comply in connection therewith, and, if Delta so elects and agrees to comply with any such obligations, that modification or amendment shall also be made to this Agreement.

Section 9.16                                Limitation of Recourse.  Anything to the contrary herein notwithstanding, the obligations of Worldspan under this Agreement (including any other agreement or undertaking of Worldspan contemplated hereby) are special obligations of Worldspan and do not constitute a debt or obligation of (and no recourse shall be had with respect thereto to) any owner of Worldspan as an entity, nor any officer or director of Worldspan or any such owner, with respect to any debt or obligation of Worldspan; and no judgment for any deficiency or default thereon shall be obtainable by any Delta Service User against, or otherwise enforceable against, any such owner, officer or director, or its or their assets (exclusive of assets theretofore held by or debt obligations theretofore owing to Worldspan as an entity).

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its respective officer thereunto duly authorized as of the day and year first above written.

WORLDSPAN, L.P.		DELTA AIR LINES, INC.

By:	/s/ Paul Blackney	By:	/s/ M. Michele Burns

Title:	President	Title:	Executive Vice President and Chief Financial Officer

[Delta Founder Airline Services Agreement]

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SCHEDULE 1.3

DEFINITIONS

As used in this Delta Founder Airline Services Agreement, the following terms shall have the respective meanings set forth below:

“Actual Cost” has the meaning assigned in Section 2 of Schedule 4.1 hereto.

“Additional Charge” means any amount payable to Worldspan pursuant to Section 4.2 of this Agreement.

“Additional Note Indenture” has the meaning assigned in Section 4.4(d)(2) of this Agreement.

“Advisory Agreement” means the Advisory Agreement, dated as of the date of this Agreement, by and between TTPC and CVC Management LLC.

[**]

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by, or is under common Control with, the specified Person.

“Air Carrier” means (i) each “air carrier” as that term is defined in Section 101(3) of the United States Federal Aviation Act of 1958, as amended (49 U.S.C. § 40102(a)(2)), and (ii) each “foreign air carrier” as that term is defined in Section 101(22) of the United States Federal Aviation Act of 1958, as amended (49 U.S.C. § 40102(a)(21)).

“Airline Services” means the Internal Reservations Services, Airline Support Services, and other communications and computer related services provided by Worldspan to Served Designated Airlines and their respective Service Users, including, without limitation, Development Services, Production Services, and Network Services.

“Airline Services Agreement” means a Founder Airline Services Agreement, a Strategic Partner Airline Services Agreement, or any other agreement providing for Worldspan to provide Airline Services for an Air Carrier.

“Airline Services Organization” has the meaning assigned in Section 2.9 of this Agreement.

“Airline Support Services” means, excluding CRS Services and Internal Reservations Services, the services provided by Worldspan to an Air Carrier with respect to automation of the

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-1

Air Carrier’s flight and airport operations, such as providing aircraft weight and balance, weather reporting, cargo, baggage and mail carriage information services and airport passenger processing services.

“American Note” means the promissory note made by TTPC in favor of American Airlines, Inc., dated as of the date of this Agreement, in the initial principal amount of $39,000,000.

“Application Package” means a computer program, or group of functionally interdependent computer programs, that provides a particular functionality or performs a particular application.  The Application Packages included in the Worldspan Software as of the Effective Date are set forth on Schedule AP hereto.

“ARC” means the Airlines Reporting Corporation, or any successor thereto.

“ASC” has the meaning assigned in Section 2.10 of this Agreement.

“ATC” means the Air Traffic Conference, or any successor thereto.

“Atlanta Data Center” means the data center facility located at 760 Doug Davis Drive, Hapeville, Georgia, that houses computer processing and related equipment operated by or on behalf of Worldspan.

“Base Year” means the calendar year in which the Effective Date occurs.

“Breakage Costs” has the meaning assigned in Section 7.4(b)(3) of this Agreement.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks in New York, New York, U.S.A. are authorized or required by law to remain closed.

“Capital Stock” means (i) in the case of a corporation, corporate stock; (ii)  in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Change” means, other than as required by applicable law or mandated by industry standards, any of the following events that affects the Airline Services provided to Delta pursuant to this Agreement:

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-2

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-3

[**]

“Change Control Procedures” means the procedures to be developed and maintained by Worldspan pursuant to Section 2.6 of this Agreement.

“Committed Dedicated Development Hours” means, for the Base Year and each subsequent calendar year during the Term, a number of person-hours of Delta Dedicated Development Resources, prorated on a monthly basis for any partial year, that, unless otherwise mutually agreed:

(a)                                  For the portion of the Base Year remaining after the Effective Date is equal to [**] person-hours.

(b)                                 For the year following the Base Year is the number of person-hours that Delta requested by written notice to Worldspan by October 15 of the Base Year and that is no less than [**] of, or more than [**] of, (or, if Delta failed to so request such a number of person-hours by October 15 of the Base Year, is equal to) [**] person-hours; provided, however, that if the number of person-hours so requested is more than [**] person-hours, then Worldspan may, because of feasibility issues such as labor market constraints, reduce the Committed Dedicated Development Hours for that year in accordance with the provisions of Section 3.4 of this Agreement.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-4

(c)                                  For each subsequent year is the number of person-hours that Delta requested by written notice to Worldspan by October 15 of the prior calendar year and that is (i) no less than [**] person-hours, and (ii) no less than [**] of, or more than [**] of, (or, if Delta failed to so request such a number of person-hours by October 15 of the prior calendar year, is equal to) the number of person-hours of Delta Dedicated Development Resources provided pursuant to Section 3.1 of this Agreement that were actually used during the prior calendar year or that would have been used during the prior calendar year except for any Operational Emergencies or any special arrangements for the transfer of Dedicated Development Resources between Delta and any other System User; provided, however, that if the number of person-hours so requested is more than the number that were so used or would have been used during the prior calendar year, then Worldspan may, because of feasibility issues such as labor market constraints, reduce the Committed Dedicated Development Hours for that year in accordance with the provisions of Section 3.4 of this Agreement.

“Committed Hosted Airline Joint Development Hours” means, for the Base Year and each subsequent calendar year during the Term, a number of person-hours of Hosted Airline Joint Development Resources, prorated on a monthly basis for any partial year, that, unless otherwise mutually agreed:

(a)                                  For the portion of the Base Year remaining after the Effective Date is equal to [**] person-hours.

(b)                                 For the year following the Base Year is the number of person-hours that the Hosted Airline Joint Development Committee requested by written notice to Worldspan by October 15 of the Base Year and that is no less than [**] of, or more than [**] of, (or, if the Hosted Airline Joint Development Committee failed to so request such a number of person-hours by October 15 of the Base Year, is equal to) [**] person-hours; provided, however, that if the number of person-hours so requested is more than [**] person-hours, then Worldspan may, because of feasibility issues such as labor market constraints, reduce the Committed Hosted Airline Joint Development Hours for that year in accordance with the provisions of Section 3.4 of this Agreement.

(c)                                  For each subsequent year is the number of person-hours that the Hosted Airline Joint Development Committee requested by written notice to Worldspan by October 15 of the prior calendar year and that is no less than [**] of, or more than [**] of, (or, if the Hosted Airline Joint Development Committee failed to so request such a number of person-hours by October 15 of the prior calendar year, is equal to) the number of person-hours of Hosted Airline Joint Development Resources that were actually used during the prior calendar year or that would have been used except for any Operational Emergencies; provided, however, that if the number of person-hours so requested is more than the number that were so used or would have been used during the prior calendar year, then Worldspan may, because of feasibility issues such as labor market constraints, reduce the Committed Hosted Airline Joint Development Hours for that year in accordance with the provisions of Section 3.4 of this Agreement.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-5

“Committed System Joint Development Hours” means, for the Base Year and each subsequent calendar year during the Term, a number of person-hours of System Joint Development Resources, prorated on a monthly basis for any partial year, that, unless otherwise mutually agreed:

(a)                                  For the portion of the Base Year remaining after the Effective Date is equal to [**] person-hours.

(b)                                 For the year following the Base Year is the number of person-hours that the System Joint Development Committee requested by written notice to Worldspan by October 15 of the Base Year and that is no less than [**] of, or more than [**] of, (or, if the System Joint Development Committee failed to so request such a number of person-hours by October 15 of the Base Year, is equal to) [**] person-hours; provided, however, that if the number of person-hours so requested is more than [**] person-hours, then Worldspan may, because of feasibility issues such as labor market constraints, reduce the Committed System Joint Development Hours for that year in accordance with the provisions of Section 3.4 of this Agreement.

(c)                                  For each subsequent year is the number of person-hours that the System Joint Development Committee requested by written notice to Worldspan by October 15 of the prior calendar year and that is no less than [**] of, or more than [**] of, (or, if the System Joint Development Committee failed to so request such a number of person-hours by October 15 of the prior calendar year, is equal to) the number of person-hours of System Joint Development Resources that were actually used during the prior calendar year or that would have been used except for any Operational Emergencies; provided, however, that if the number of person-hours so requested is more than the number that were so used or would have been used during the prior calendar year, then Worldspan may, because of feasibility issues such as labor market constraints, reduce the Committed System Joint Development Hours for that year in accordance with the provisions of Section 3.4 of this Agreement.

“Common Designator” means, with respect to any Served Designated Airline, each Air Carrier which is not an Affiliate of such Served Designated Airline but which uses as its air carrier designator code, with respect to one or more of its flights, the same air carrier designator code as the Served Designated Airline; provided, however, that wherever this Agreement or any definition herein refers to a Common Designator, or any right or obligation with respect thereto, such reference shall be to only that portion of the operations of such Air Carrier that are associated with such flights.

“Confidential Information” means information that is secret, proprietary or confidential to the party disclosing such information, including, but not limited to, software, specifications, documentation, software listings, source code, object code, business plans, financial information, market research and other information of a sensitive or confidential nature, whether oral or written, except information which is (i) rightfully known to the receiving party prior to disclosure

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-6

by the disclosing party, (ii) widely known to the public in the relevant industry or trade, (iii) rightfully received, without confidentiality restrictions, by the receiving party from a third party, or (iv) developed by the receiving party independent of any Confidential Information provided by the disclosing party.

“Control” (including, with correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract, or otherwise).

“Core Reservations Services” means [**].

“Cost-Based Charges” has the meaning assigned in Section 4.1 of this Agreement.

“Cost Collection and Allocation Methodology” has the meaning assigned in Section 2 of Schedule 4.1 hereto.

“Cost Recovery Amounts” means the amounts determined in accordance with Schedule 4.1 hereto as the basis for determining the Cost-Based Charges.

“Credit Accrual Date” has the meaning assigned in Section 4.4(a) of this Agreement.

“CRS” means any computer reservation system that is used to provide CRS Services.

“CRS Services” means the provision to Travel Agencies of systems and services for the computerized display or distribution of travel-related products and services (excluding cargo services); provided, however, that CRS Services shall not be deemed to include Internal Reservations Services.

“Cured” has, with respect to any failure to meet any Intermediate Performance Standard or Minimum Performance Standard, the meaning indicated in Section 3 or 4, as applicable, of Schedule 2.2 hereto with respect to that Intermediate Performance Standard or Minimum Performance Standard.

“Current Invoice” has the meaning assigned in Section 4.4(a) of this Agreement.

“CVC” has the meaning assigned in Section 4.4(d) of this Agreement.

“Dedicated Development Resources” means, for any Served Designated Airline, the software development personnel resources provided to that Served Designated Airline by Worldspan for development of Improvements requested by and at the sole direction and expense of that Served Designated Airline.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-7

“Deficiency” means, with respect to any Designated Airline Services Agreement, any breach or non-performance of that Agreement by Worldspan or any other act, omission, event or occurrence that would give rise to a claim against Worldspan relating to the subject matter of that Agreement (whether contract, tort, or otherwise).

“Delta” means Delta Air Lines, Inc., a corporation organized and existing under the laws of Delaware.

“Delta Bankruptcy” means any proceeding instituted by or against Delta seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for substantially all of its property.

“Delta Bankruptcy FASA Rejection” means, in the event of a Delta Bankruptcy, a rejection of this Agreement in such proceeding.

“Delta Complexes” means the Independent Complexes operated by Worldspan at the Atlanta Data Center to provide Internal Reservations Services and Airline Support Services for Delta.

“Delta Continuing Payment” has the meaning assigned in Section 4.4(d) of this Agreement.

“Delta Continuing Payment Termination” means a termination of this Agreement by Delta as the result of an Event of Default with respect to Worldspan pursuant to Section 7.2(b) hereof, unless such Event of Default is based, in whole or in part, upon Worldspan’s failure to meet either (i) an Intermediate Performance Standard or a Minimum Performance Standard for either High Severity Impacts or Severity 2 Impacts, as set forth in Schedule 2.2 hereto, or (ii) any Improved Performance Standard.  It is acknowledged and agreed that if this Agreement is amended to incorporate Improved Performance Standards, as provided in Section 2.12(c) hereof, a termination of this Agreement by Delta as the result of an Event of Default based solely upon Worldspan’s failure to meet Original Performance Standards, as provided in Section 2.12(c) hereof, will be a Delta Continuing Payment Termination, unless such Event of Default is based, in whole or in part, upon Worldspan’s failure to meet either an Intermediate Performance Standard or a Minimum Performance Standard for either High Severity Impacts or Severity 2 Impacts, as set forth in Schedule 2.2 hereto, in which event such termination shall be a Delta General Termination.

“Delta Dedicated Development Resources” means the software development and related personnel resources, together with associated computer and related resources, provided by Worldspan to develop Delta Dedicated Improvements pursuant to Section 3.1 of this Agreement.

1.3-8

“Delta Dedicated Improvements” means the Improvements designated by Delta to be developed by Delta Dedicated Development Resources pursuant to Section 3.1 of this Agreement.

“Delta Escrow Agent” means the Person designated as escrow agent under the Delta Indemnity Claim Escrow Agreement, or any such successor escrow agent designated pursuant to and in accordance with the terms of the Delta Indemnity Claim Escrow Agreement.

“Delta Exclusive Use Software” means, subject to the limitations in Section 5.3 of this Agreement, the portions of the Worldspan Software designated as Delta Exclusive Use Software on Schedule 5.3 or in accordance with Section 3.1 or 3.6 of this Agreement, as such designation may be modified by mutual agreement of the parties from time to time.

“Delta FASA Claim” has the meaning assigned in Section 4.4(b)(3) of this Agreement.

“Delta FASA Claim Amount” has the meaning assigned in Section 4.4(b)(3) of this Agreement.

“Delta FASA Credit” has the meaning assigned in Section 4.4(a) of this Agreement.

“Delta General Termination” means a termination of this Agreement (i) by Delta pursuant to Section 7.1 hereof, (ii) by Worldspan as the result of an Event of Default with respect to Delta pursuant to Section 7.2(a) hereof, (iii) by Delta as a result of an Event of Default with respect to Worldspan pursuant to Section 7.2(b) hereof, but only if such Event of Default is based, in whole or in part, upon Worldspan’s failure to meet either (x) an Intermediate Performance Standard or a Minimum Performance Standard for either High Severity Impacts or Severity 2 Impacts, as set forth in Schedule 2.2 hereto, or (y) any Improved Performance Standard, or (iv) by Delta pursuant to Section 9.2 hereof.

“Delta Indemnity Claim” has the meaning assigned in Section 4.4(b)(2) of this Agreement.

“Delta Indemnity Claim Amount” has the meaning assigned in Section 4.4(b)(2) of this Agreement.

“Delta Independent Improvements” has the meaning assigned in Section 3.6 of this Agreement.

“Delta Key Employee” has the meaning assigned in Section 3.2 of this Agreement.

“Delta Note” means the promissory note made by TTPC in favor of Delta, dated as of the date of this Agreement, in the initial principal amount of $45,000,000.

“Delta Note Transfer” means the transfer by Delta or any of its Affiliates to a third party of all or a portion of the Delta Note in accordance with the terms thereof such that Delta and its Affiliates collectively no longer hold, in the aggregate, a portion of the Delta Note evidencing at least $24,000,000 in principal amount and accrued and unpaid interest thereon.

1.3-9

“Delta Retained Independent Improvement” means any Delta Independent Improvement that, except as may be otherwise mutually agreed, (i) may be designated as Delta Exclusive Use Software, (ii) is not a derivative work of any portion of the Worldspan Software, other than as a result of the incorporation (in either original or modified form) of any interface programming, protocols, formats, or other structural elements of the Worldspan Software that is necessary to achieve interoperability with the Worldspan Software, (iii) consists of either software owned by a third party and not developed specifically for Delta or software developed specifically for Delta by Delta or third party personnel without any significant involvement of Worldspan personnel other than for testing or for developing interfaces with other portions of the Worldspan Software, (iv) will not be so inextricably intertwined with other portions of the Worldspan Software that it cannot be segregated therefrom with reasonable effort, and (v) is designated by Delta as a Delta Retained Independent Improvement prior to its incorporation into the Worldspan System.

“Delta Service User” means each of Delta, each Affiliate of Delta, each Common Designator of Delta, each Direct Connect of Delta, each Tour Operator of Delta and each General Sales Agent of Delta, in each case only so long as it continues to qualify as such.

“Delta Service User Group” means, at any given time, all of the Delta Service Users at that time.

“Delta Subordination Agreement” means the Delta Subordination Agreement, dated as of the date hereof, by and among Delta, TPPC, and Worldspan.

“Designated Airline” means a Founder Airline or a Strategic Partner of a Founder Airline.

“Designated Airline Services Agreement” means a Founder Airline Services Agreement or a Strategic Partner Airline Services Agreement.

“Development Resources” has the meaning assigned in Section 2 of Schedule 4.1 hereto.

“Development Services” means providing software development personnel resources, together with associated computer and related resources, for the development of Improvements.

“Direct Connect” means, [**].

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-10

redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the ninth anniversary of the date of this Agreement.

“Effective Date” means June 30, 2003.

“Equipment” has the meaning assigned in Section 2.7(a) of this Agreement.

“Escrow Account” means an interest-bearing account opened, if and when the need arises, by, in the name of, and as the property of, Worldspan in a major international bank reasonably selected by Worldspan and reasonably acceptable to Delta, which account shall be established pursuant to an escrow agreement that provides for any funds in the account, including accrued interest, to be disbursed to Worldspan or Delta, as applicable, in accordance with the mutual agreement of Worldspan and Delta or an arbitration or judicial decision binding on Worldspan and Delta.  Any amount that Delta is required or permitted to pay into an Escrow Account by any provision of this Agreement shall be deemed to have been paid into an Escrow Account if and for so long as Delta has tendered payment of, and remains prepared to pay, that amount into an Escrow Account but is prevented from doing so solely as the result of Worldspan’s failure to open an Escrow Account in a timely manner after being notified of the need therefor.

“Event of Default” has the meaning assigned in Section 7.2 of this Agreement.

“FASA Cash Payment” has the meaning assigned in Section 4.4(a) of this Agreement.

“FASA Credit Carryover Period” has the meaning assigned in the footnote to Schedule 4.4(a) to this Agreement.

“FASA Credit Excess Amount” has the meaning assigned in Section 4.4(a) of this Agreement.

“Founder Airline” means each of (i) Delta Air Lines, Inc., a corporation organized and existing under the laws of the State of Delaware, USA, and (ii) Northwest Airlines, Inc., a corporation organized and existing under the laws of the State of Minnesota, USA.

“Founder Airline Services Agreement” means this Agreement and each similar agreement between Worldspan and a Founder Airline.

“General Sales Agent” means, with respect to any Served Designated Airline, a Person who contracts with such Served Designated Airline for the sale of such Served Designated Airline’s services to the public within a specific geographic area outside the United States on terms generally applicable to such relationships as recognized within the industry; provided, however, that wherever this Agreement or any definition herein refers to a General Sales Agent, or any right or obligation with respect thereto, such reference shall be to only that portion of the operations of such Person that use the Internal Reservations Services used by such Served Designated Airline solely with respect to the sale of such services.

1.3-11

“Hosted Airline” means, at any given time, (i) a Served Designated Airline for which Worldspan is then providing Core Reservations Services, or (ii) any other Air Carrier for which Worldspan is then providing Core Reservations Services and which Worldspan reasonably designates as a Hosted Airline.

“Hosted Airline Joint Development Committee” has the meaning assigned in Section 3.3(a) of this Agreement.

“Hosted Airline Joint Development Resources” has the meaning assigned in Section 3.3(a) of this Agreement.

“IATA” means the International Air Transport Association, or any successor thereto.

“Improved Performance Standards” has the meaning assigned in Section 2.12(c) of this Agreement.

“Improvement” means any enhancement, addition, modification, revision, or fix to, or any new version of any portion of, the Worldspan Software.

“Indenture” has the meaning assigned in Section 4.4(d) of this Agreement.

“Independent Complex” means any hardware and software complex included within the Worldspan System if and to the extent that such complex is substantially independent of, and does not readily share access to and use of resources with, other hardware and software complexes within the Worldspan System.  As of the Effective Date, the Independent Complexes within the Worldspan System include (i) the hardware and software complex operated at the Atlanta Data Center by Worldspan prior to the Effective Date to provide both CRS Services and Airline Services, which complex, as of the Effective Date, includes, [**], (ii) the hardware and software complex operated at the Atlanta Data Center by Worldspan prior to the Effective Date to provide Internal Reservations Services for Delta Air Lines, Inc., which complex, as of the Effective Date, includes, [**], and (iii) the hardware and software complex operated at the Atlanta Data Center by Worldspan prior to the Effective Date to provide Airline Support Services for Delta Air Lines, Inc., which complex, as of the Effective Date, includes, [**].

“Initial Delta Indemnity Claim Notice” has the meaning assigned in Section 4.4(b)(2) of this Agreement.

“Initial Expiration Date” means the day immediately preceding the fifteenth (15th) anniversary of the Effective Date.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-12

“Intermediate Performance Standards” has the meaning assigned in Section 2.2(b) of this Agreement.

“Internal Reservations Services” means the provision to any Person of systems and services for the computerized display or distribution of information concerning the travel-related products or services of such Person or its Affiliates and, incidental therewith, other Travel Vendors.

“Joint Development Committee” means each of the Hosted Airline Joint Development Committee and the System Joint Development Committee.

“Joint Development Resources” has the meaning assigned in Section 3.3 of this Agreement.

“Joint Improvements” has the meaning assigned in Section 3.3 of this Agreement.

“Licensed Software” has the meaning assigned in Section 5.6 of this Agreement.

“Loss” means any losses, liabilities (whether accrued, absolute, contingent or otherwise), damages, deficiencies, expenses (including without limitation, fees and disbursements of counsel and expenses of investigation), claims, liens or other obligations whatsoever.

“Maintenance Service” has the meaning assigned in Section 2.7(a) of this Agreement.

“Maintenance and Production Support” means, for any Application Package, making such routine modifications and corrections to the computer programs comprising that Application Package as may from time to time be required to correct errors in, maintain the functionality of, or allow the continued production processing of that Application Package.

“Master Arbitration Agreement” means the Master Arbitration Agreement, dated as of February 7, 1990, by and among Worldspan, the Founder Airlines, and certain other Persons, as amended from time to time.

“Message” has the meaning assigned in Section 2 of Schedule 4.1 hereto.

“Minimum Performance Standards” has the meaning assigned in Section 2.2(c) of this Agreement.

“Monthly Credit Amount” has the meaning assigned in Section 4.4(a) of this Agreement.

“Network Services” means providing telecommunications services through use of the Worldspan Network in order to permit the transmission of data to and from the Worldspan System.

1.3-13

“Northwest Continuing Payment” has the meaning assigned in Section 4.4(d) of the Northwest Services Agreement.

“Northwest Continuing Payment Termination” means a termination of the Northwest Services Agreement by Northwest as the result of an Event of Default with respect to Worldspan pursuant to Section 7.2(b) of the Northwest Services Agreement, unless such Event of Default is based, in whole or in part, upon Worldspan’s failure to meet either (i) an Intermediate Performance Standard or a Minimum Performance Standard for either High Severity Impacts or Severity 2 Impacts, as set forth in Schedule 2.2 to the Northwest Services Agreement, or (ii) any Improved Performance Standard, as defined in the Northwest Services Agreement.  It is acknowledged and agreed that if the Northwest Services Agreement is amended to incorporate Improved Performance Standards, as provided in Section 2.12(c) of the Northwest Services Agreement, a termination of the Northwest Services Agreement by Northwest as the result of an Event of Default based solely upon Worldspan’s failure to meet Original Performance Standards, as provided in Section 2.12(c) of the Northwest Services Agreement, will be a Northwest Continuing Payment Termination, unless such Event of Default is based, in whole or in part, upon Worldspan’s failure to meet either an Intermediate Performance Standard or a Minimum Performance Standard for either High Severity Impacts or Severity 2 Impacts, as set forth in Schedule 2.2 to the Northwest Services Agreement, in which event such termination shall be a Northwest General Termination.

“Northwest Services Agreement” means the Northwest Founder Airline Services Agreement, dated as of the date hereof, between Northwest Airlines, Inc. and Worldspan.

“Operational Emergency” means, with respect to any Served Designated Airline, (i) any disruption in or impairment of the operation of the Worldspan System that causes a material interruption in the normal business operations of such Served Designated Airline or any other Service User of such Served Designated Airline that is an Air Carrier, or (ii) any change in circumstances, whether a result of legislation, regulation or otherwise, which, in the reasonable opinion of such Served Designated Airline, either (x) impairs the ability of aircraft of any Service User of such Served Designated Airline to operate safely pursuant to the laws, rules or regulations of any jurisdiction governing the flight of such aircraft, or (y) poses an imminent risk that the airline operations conducted by any Service User of such Served Designated Airline will suffer any event, occurrence or delay that poses a material threat to the safe operation of any aircraft.

“Original Performance Standards” has the meaning assigned in Section 2.12(c) of this Agreement.

“OTPP” has the meaning assigned in Section 4.4(d) of this Agreement.

“Partnership Interest Purchase Agreement” means the Partnership Interest Purchase Agreement, dated as of March 3, 2003, among Delta Air Lines, Inc., NWA Inc., American Airlines, Inc., NewCRS Limited, Inc., Worldspan, L.P., and Travel Transaction Processing Corporation.

1.3-14

“Payment Block Period” has the meaning assigned in Section 4.4(d) of this Agreement.

“Performance Objectives” has the meaning assigned in Section 2.2(a) of this Agreement.

“Permitted FASA Credit Amount” has the meaning assigned in Section 4.4(d) of this Agreement.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity.

“Prime Rate” means, as of any given date, the United States prime rate published in the “Money Rates” section of The Wall Street Journal on the given date or, if The Wall Street Journal is not published on the given date, on the date next preceding the given date on which The Wall Street Journal is published.  If The Wall Street Journal stops publishing or substantially changes the content of the Prime Rate, then Worldspan shall reasonably and in good faith designate an alternative method for determining a comparable rate of interest to be used as the Prime Rate for purposes of this Agreement.

“Production Services” means operating the Worldspan System to process Messages, including making the Application Packages and related databases available and providing Maintenance and Production Support for the Application Packages.

“Recoupment Amount” has the meaning assigned in Section 4.4(b)(1) of this Agreement.

“Requested Development Hour Decrease” means, with respect to each Served Dedicated Airline, the Hosted Airline Joint Development Committee, and the System Joint Development Committee and for any calendar year, the amount, if any, by which (i) the number of person-hours of Dedicated Development Resources or Joint Development Resources, as applicable, requested for that calendar year by that Served Dedicated Airline, the Hosted Airline Joint Development Committee, or the System Joint Development Committee, as applicable, is less than (ii) the amount of such person-hours that were actually used (or would have been used except for any Operational Emergency) during the prior calendar year by that Served Dedicated Airline, the Hosted Airline Joint Development Committee, or the System Joint Development Committee, as applicable.

“Requested Development Hour Increase” means, with respect to each Served Dedicated Airline, the Hosted Airline Joint Development Committee, and the System Joint Development Committee and for any calendar year, the amount, if any, by which (i) the number of person-hours of Dedicated Development Resources or Joint Development Resources, as applicable, requested for that calendar year by that Served Dedicated Airline, the Hosted Airline Joint Development Committee, or the System Joint Development Committee, as applicable, is greater than (ii) the amount of such person-hours that were actually used (or would have been used except for any Operational Emergency) during the prior calendar year by that Served Dedicated

1.3-15

Airline, the Hosted Airline Joint Development Committee, or the System Joint Development Committee, as applicable.

“Restricted Payment” has the meaning assigned in Section 4.4(d) of this Agreement.

“Served Designated Airline” means any Designated Airline with which Worldspan has contracted to provide Airline Services to such Designated Airline pursuant to a Designated Airline Services Agreement, but only if and for so long as there is a Designated Airline Services Agreement in effect between Worldspan and that Designated Airline.

“Service User” means, with respect to each Served Designated Airline, that Served Designated Airline, each Affiliate of that Served Designated Airline, each Common Designator of that Served Designated Airline, each Direct Connect of that Served Designated Airline, each Tour Operator of that Served Designated Airline and each General Sales Agent of that Served Designated Airline, in each case only so long as it continues to qualify as such.

“Shared Resource Measurement Unit” has the meaning assigned in Section 2 of Schedule 4.1 hereto.

“Shared Resources” has the meaning assigned in Section 2 of Schedule 4.1 hereto.

“Software Consent Costs” has the meaning assigned in Section 7.4(b)(1) of this Agreement.

“Sponsor Directors” has the meaning assigned in Section 4.4(d)(2) of this Agreement.

“Standard Cost Rate” has the meaning assigned in Section 2 of Schedule 4.1 hereto.

“Strategic Partner” means, with respect to any Founder Airline and at any given time during or after the Term, an Air Carrier, other than an Affiliate of the Founder Airline, that has a then existing relationship with the Founder Airline that is reasonably expected by the Founder Airline to last at least five (5) years and has both of the following characteristics:

(a)                                  The Founder Airline and/or the other Air Carrier uses the other’s air carrier designator code for, or otherwise coordinates with the other, a significant portion of its flights.

(b)                                 The Founder Airline and the other Air Carrier have common or reciprocal marketing programs, such as frequent flyer programs, passenger handling arrangements, common access to inventory, or shared access to PNRs.

“Strategic Partner Airline Services Agreement” means an agreement between Worldspan and the Strategic Partner of a Founder Airline that is [**].

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-16

“System Joint Development Committee” has the meaning assigned in Section 3.3(b) of this Agreement.

“System Joint Development Resources” has the meaning assigned in Section 3.3(b) of this Agreement.

“System User” means Worldspan and each other Person for which Worldspan is using the Worldspan System to provide CRS Services, Airline Services, or other services.

“Telecommunications Service” has the meaning assigned in Section 2.7(a) of this Agreement.

“Term” has the meaning assigned in Section 1.2 of this Agreement.

“Terminal” means any cathode ray tube (CRT) or other electronic display device, personal computer or printer that, when properly installed with appropriate related equipment, such as keyboard, processor, and modem, is capable of sending communications to, or receiving communications from, the Worldspan System.

“Termination at Worldspan’s Expense” means any termination of this Agreement by Delta as the result of an Event of Default with respect to Worldspan as provided in Section 7.2(b) hereof.

“Tour Operator” means, with respect to any Served Designated Airline, no more than [**] Persons who contract with that Served Designated Airline to market and/or operate tour products that are marketed using service marks identified with such Served Designated Airline; provided, however, that wherever this Agreement or any definition herein refers to a Tour Operator, or any right or obligation with respect thereto, such reference shall be to only that portion of the operations of such Person that use the Internal Reservations Services used by such Served Designated Airline solely with respect to the marketing and operation of such tour products.

“Transition Costs” has the meaning assigned in Section 7.4(b)(2) of this Agreement.

“Transition Services” has the meaning assigned in Section 7.4(a) of this Agreement.

“Travel Agency” means any Person (i) who has been assigned an account number by the ARC or IATA, or both, (or any other accrediting agency that performs substantially all of the functions of ARC or IATA, or both, and is recognized by a majority of major United States Air Carriers) for the purpose of authorizing such Person to operate as a travel agency, and (ii) who, on a comprehensive basis, books, sells and fulfills the products and services of Travel Vendors.  A Person shall be deemed to book, sell, and fulfill the products and services of Travel Vendors on a comprehensive basis, if the Person books, sells, and fulfills the products and services of other Travel Vendors in addition to those of Air Carriers, using information provided by a global distribution system operated by Worldspan, Sabre Inc., Galileo International LLC, Amadeus

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

1.3-17

Global Travel Distribution S.A., or ABACUS Distribution Systems Pte. Ltd., or any other global distribution system that provides information on a similar basis.

“Travel Vendor” means a vendor of travel-related products and services, such as an Air Carrier, hotel, rental car company, tour package operator, cruise operator, or travel insurance company.

“TTPC” means Travel Transaction Processing Corporation, a Delaware corporation.

“User Requirements” means, with respect to any computer software system, any information or documentation associated with that system consisting of functional requirements describing the end user business requirements or functions to be satisfied by the system, including the input available from the end user and the output required by the end user, but not including any system architecture or design documentation, technical specifications, or source or object code.

“Working Relationship Document” means the document, so titled, that was developed and maintained by Worldspan prior to the Effective Date with respect to the Founder Airlines.

“Worldspan” means Worldspan, L.P., a Delaware limited partnership, and its subsidiaries.

“Worldspan Bankruptcy” means any proceeding instituted by or against Worldspan seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for substantially all of its property.

“Worldspan Bankruptcy Delta FASA Rejection” means, in the event of a Worldspan Bankruptcy, a rejection of this Agreement in such proceeding.

“Worldspan Bankruptcy Northwest FASA Rejection” means, in the event of a Worldspan Bankruptcy, a rejection of the Northwest Services Agreement in such proceeding.

“Worldspan Business Plan” means, for any calendar year, Worldspan’s business plan for that year as and when it is approved by the Worldspan Board.

“Worldspan/Delta FASA Claim Escrow Agreement” has the meaning assigned in Section 4.4(b)(3) of this Agreement.

“Worldspan/Delta Indemnity Claim Escrow Agreement” has the meaning assigned in Section 4.4(b)(2) of this Agreement.

“Worldspan Development Resources” has the meaning assigned in Section 3.5 of this Agreement.

1.3-18

“Worldspan Network” means the telecommunications networks managed by Worldspan from and after the Effective Date in connection with the provision of CRS Services and Airline Services.

“Worldspan Software” means the computer programs and associated documentation, including source code, used by Worldspan in connection with the operation of the Worldspan System, including all Improvements thereto.

“Worldspan System” means the computerized systems, including both hardware and software, operated by or on behalf of Worldspan from and after the Effective Date, at the Atlanta Data Center or elsewhere, to provide CRS Services, Airline Services and other services.

“Worldspan Termination Notice Date” means the date upon which Worldspan gives Delta written notice of the termination of this Agreement by Worldspan pursuant to Section 7.2 of this Agreement.

1.3-19

SCHEDULE 2.1

AIRLINE SERVICES

Section 1.                                          Development Services.  As of the Effective Date, Worldspan shall provide for the Delta Service Users the following Development Services, as provided for the Delta Service Users by Worldspan as of January 31, 2003 and as the same may have been modified in the ordinary course of business between January 31, 2003 and the Effective Date:

•                  Provide software development personnel resources, together with associated computer and related resources, for the following current projects:

CSR No.	Description	Status
12311	[**]	Hold
13787	[**]	Active
13808	[**]	Active
14640	[**]	Active
14754	[**]	Active
14788	[**]	Deferred
14924	[**]	Active
15013	[**]	Active
15857	[**]	Active
15982	[**]	Hold
16073	[**]	Deferred
16248	[**]	Active
16287	[**]	Deferred
16317	[**]	Active
16479	[**]	Active
16536	[**]	Active
16543	[**]	Deferred
16582	[**]	Active
16721	[**]	Active
16738	[**]	Active
16745	[**]	Deferred
16830	[**]	Active
16857	[**]	Active
16872	[**]	Active
16899	[**]	Deferred
16937	[**]	Deferred
17095	[**]	Active
17259	[**]	Qest
17262	[**]	Qest
17328	[**]	Active
17357	[**]	Active

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-1

CSR No.	Description	Status
17386	[**]	Qest
17387	[**]	Deferred
17389	[**]	Active
17391	[**]	Qest
17405	[**]	Qest
17409	[**]	Deferred
17410	[**]	Active
17465	[**]	Qest
17468	[**]	Qest
17485	[**]	Qest
17495	[**]	Hold
17497	[**]	Active
17524	[**]	Active
17529	[**]	Active
17531	[**]	Deferred
17534	[**]	Active
17556	[**]	Qest
17557	[**]	Qest
17559	[**]	Active
17570	[**]	Hold
17587	[**]	Qest
17593	[**]	Active
17599	[**]	Deferred
17610	[**]	Qest
17628	[**]	Hold
17644	[**]	Active
17645	[**]	Qest
17653	[**]	Active
17684	[**]	Qest
17701	[**]	Qest
17702	[**]	Deferred
17704	[**]	Qest
17721	[**]	Active
17722	[**]	Deferred
17742	[**]	Qest
17748	[**]	Deferred
17749	[**]	Deferred
17781	[**]	Qest
17784	[**]	Qest
17814	[**]	Qest
17823	[**]	Qest
17842	[**]	Qest
17843	[**]	Deferred

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-2

CSR No.	Description	Status
17855	[**]	Active
17861	[**]	Active
17871	[**]	Active
17874	[**]	Qest
17896	[**]	Active
17920	[**]	Qest
17923	[**]	Active
17947	[**]	Active
17959	[**]	Qest
17960	[**]	Deferred
17979	[**]	Qest
17980	[**]	Qest
17981	[**]	Active
17982	[**]	Qest
17983	[**]	Qest
17984	[**]	Deferred
18057	[**]	Active
18075	[**]	Qest
18129	[**]	Deferred
18130	[**]	Qest
19042	[**]	Active
19045	[**]	Deferred
19050	[**]	Qest
19071	[**]	Active
19076	[**]	Qest
19077	[**]	Active
19086	[**]	Active
19095	[**]	Active
19121	[**]	Deferred
19122	[**]	Deferred
19135	[**]	Active
19136	[**]	Active
19138	[**]	Active
19169	[**]	Active
19171	[**]	Deferred
19174	[**]	Active
19179	[**]	Qest
19200	[**]	Qest
19205	[**]	Active
19206	[**]	Qest
19210	[**]	Deferred
19215	[**]	Hold
19220	[**]	Hold

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-3

CSR No.	Description	Status
19237	[**]	Active
19248	[**]	Deferred
19256	[**]	Active
19260	[**]	Active
19295	[**]	Deferred
19303	[**]	Active
19309	[**]	Deferred
19310	[**]	Active
19311	[**]	Active
19312	[**]	Active
19324	[**]	Active
19331	[**]	Active
19366	[**]	Qest
19380	[**]	Active
19383	[**]	Qest
19386	[**]	Qest
19400	[**]	Qest
19416	[**]	Qest
19421	[**]	Qest
19422	[**]	Active
19423	[**]	Deferred
19424	[**]	Active
19425	[**]	Qest
19426	[**]	Active
19459	[**]	Active
19463	[**]	Active
19472	[**]	Active
19485	[**]	Active
19501	[**]	Active
19512	[**]	Active
19515	[**]	Active
19529	[**]	Deferred
19534	[**]	Deferred
19540	[**]	Active
19542	[**]	Qest
19545	[**]	Qest
19548	[**]	Active
19564	[**]	Hold
19570	[**]	Active
19573	[**]	Active
19576	[**]	Active
19580	[**]	Active
19587	[**]	Qest

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-4

CSR No.	Description	Status
19593	[**]	Active
19595	[**]	Qest
19620	[**]	Active
19627	[**]	Qest
19628	[**]	Qest
19629	[**]	Active
19633	[**]	Active
19638	[**]	Active
19642	[**]	Active
19644	[**]	Qest
19645	[**]	Qest
19652	[**]	Qest
19665	[**]	Qest
19667	[**]	Deferred
19676	[**]	Qest
19677	[**]	Active
19688	[**]	Active
19695	[**]	Active
19697	[**]	Qest
19702	[**]	Qest
19704	[**]	Active
19708	[**]	Active
19711	[**]	Qest
19723	[**]	Active
19724	[**]	Active
19725	[**]	Active
19730	[**]	Qest
19733	[**]	Active
19737	[**]	Active
19738	[**]	Active
19741	[**]	Active
19748	[**]	Active
19749	[**]	Active
19752	[**]	Active
19753	[**]	Active
19754	[**]	Active
19755	[**]	Active
19756	[**]	Active
19757	[**]	Active
19758	[**]	Active
19759	[**]	Active
19760	[**]	Active
19761	[**]	Active

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-5

CSR No.	Description	Status
19762	[**]	Active
19763	[**]	Active
19764	[**]	Active
19765	[**]	Active
19766	[**]	Active
19767	[**]	Active
19768	[**]	Active
19769	[**]	Active
19770	[**]	Active
19774	[**]	Qest
19784	[**]	Active
19790	[**]	Qest
19791	[**]	Active
19809	[**]	Active
19821	[**]	Active
19822	[**]	Qest
19836	[**]	Deferred
19849	[**]	Active
19871	[**]	Qest
19872	[**]	Qest
19874	[**]	Qest
19917	[**]	Active
19918	[**]	Qest
19919	[**]	Qest
19950	[**]	Active
19952	[**]	Active
19962	[**]	Qest
19979	[**]	Active
20006	[**]	Qest
20014	[**]	Active
20033	[**]	Qest

Section 2.                                          Production Services.  As of the Effective Date, Worldspan shall provide for the Delta Service Users the following Production Services, as provided for the Delta Service Users by Worldspan as of January 31, 2003 and as the same may have been modified in the ordinary course of business between January 31, 2003 and the Effective Date:

•                  Operate the following Deltamatic Application Packages:

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-6

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-7

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-8

[**]

•                  Operate the following OSS Application Packages:

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-9

[**]

•                  Operate the following VM Application Packages:

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-10

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-11

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-12

[**]

•                  Operate the following other Application Packages:

[**]

•                  Produce the following production data:

Application	Job Name	File Name
[**]	[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-13

Application	Job Name	File Name
[**]	[**]	[**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-14

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Provide [**]

•                  Receive and transmit messages [**]

•                  Provide [**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-15

•                  Coordinate with Delta to [**]

•                  Support [**]

•                  Adhere to and support [**]

Section 3.                                          Network Services.  As of the Effective Date, Worldspan shall provide for the Delta Service Users the following Network Services, as provided for the Delta Service Users by Worldspan as of January 31, 2003 and as the same may have been modified in the ordinary course of business between January 31, 2003 and the Effective Date:

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.1-16

SCHEDULE 2.2

PERFORMANCE OBJECTIVES AND STANDARDS

Section 1.                                          Definitions.  As used in this Schedule 2.2, the following terms shall have the respective meanings set forth below:

“Available” means, with respect to each Independent Complex within the Worldspan System, [**].

“Critical Production Data” means data generated by the Worldspan System and provided to Delta that Delta and Worldspan have mutually classified as critical to Delta’s business operations and with respect to which Delta and Worldspan have mutually established scheduled due-out times.  The Critical Production Data and related due-out times as of the Effective Date are set forth in Exhibit I to this Schedule 2.2.

“Existence Time” means [**].

“High Severity Impact” means a Production Problem that constitutes an interruption to the use of the Production Services and results in an impact that is determined to be Severity Level 0 or 1 in accordance with the Impact Matrix set forth in Exhibit II to this Schedule 2.2.  However, High Severity Impacts shall not include any Production Problems that are due to failures of any equipment, software or services provided by or on behalf of the Delta Service Users.

“Impact Measurement Period” means the period of time from [**] through [**].

“Impact Performance Category” means any of the following:

•      The number of High Severity Impacts during any given month.

•      The total duration of the High Severity Impacts during any given month.

•      The number of Severity Level 2 Impacts during any given month

“Production Problem” means an interruption or impairment, as applicable, to the use of the Production Services provided by Worldspan for the Delta Service Users that is due to the failure of any component (other than an e-mail system) of the Worldspan System, Worldspan Network or Worldspan Software.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-1

“Severity 2 Impact” means a Production Problem that constitutes a serious impairment to the use of the Production Services and results in an impact that is determined to be Severity Level 2 in accordance with the Impact Matrix set forth in Exhibit II to this Schedule 2.2.  However, Severity 2 Impacts shall not include any Production Problems that (i) are due to failures of any equipment, software or services provided by or on behalf of Delta Service Users, or (ii) involve application problems of the type that, as of the Effective Date, are reported by Delta and tracked by Worldspan on System Discrepancy Reports.

“System Availability” means the availability of the Worldspan System calculated on the basis of the total minutes that each Independent Complex within the Worldspan System is Available in a given day as a percentage of the total minutes in a day (1,440).

Section 2.                                          Performance Objectives.  The Performance Objectives applicable to Worldspan’s performance of Airline Services pursuant to this Agreement are set forth below.

(a)                                  Existence Time.  The Performance Objective for Existence Time is that the average Existence Time for all Messages from Terminals of Delta Service Users processed by Worldspan during any given calendar month will not exceed [**] seconds.  The Performance Objective for Existence Time applies to Messages from all Terminals of Delta Service Users, without regard to whether or not they are directly attached to the Worldspan Network.  Each type of Message has a different Existence Time profile based on the complexity of the application that is invoked.

(b)                                 System Availability.  The Performance Objective for System Availability is for each Independent Complex then supporting Delta to be Available an average of [**] percent for any given calendar month.

(c)                                  United States Fares.  The Performance Objective for United States fares (i.e., fares for travel originating in the United States) varies based on the volume of fare transactions received by Worldspan from the fares vendor, Airline Tariff Publishing Company (“ATPCO”), in any given batch.  The Performance Objective for United States fares is that, for the applicable volume level described below, the data will be available to Delta in the Worldspan System within the period indicated below at least [**] percent of the time for any given calendar month.

(1)                                  United States fares data will be available to Delta in the Worldspan System within [**] of its receipt if less than [**] fare transactions are received from ATPCO.

(2)                                  United States fares data will be available to Delta in the Worldspan System within [**] of its receipt if from [**] to 1.5 million fare transactions are received from ATPCO.

(3)                                  United States fares data will be available to Delta in the Worldspan System within [**] of its receipt if [**] fare transactions are received from ATPCO.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-2

(d)                                 International Fares.  The Performance Objective for international fares (i.e., fares for travel not originating in the United States) is that international fares data transmitted to Worldspan from ATPCO will be available to Delta in the Worldspan System within [**] of its receipt from ATPCO at least [**] percent of the time for any given calendar month, regardless of the number of fare transactions received in any given batch.

(e)                                  Critical Production Data.  The Performance Objective for on-time delivery of Critical Production Data is an average of [**] percent for any given calendar month.  Critical Production Data needs and due-out times will be identified by mutual agreement of Delta and Worldspan and will be modified by mutual agreement as necessary to support Delta’s ongoing business needs.  Each quarter, Worldspan will review with Delta Worldspan’s performance with respect to production and delivery of Critical Production Data.

(f)                                    High Severity Impact.  The Performance Objectives for High Severity Impacts are each of the following:

(1)                                  There will be no more than [**] High Severity Impacts during any given month; and

(2)                                  The total duration of High Severity Impacts during any given month will not exceed [**].

(g)                                 Severity 2 Impact.  The Performance Objective for Severity 2 Impacts is that there will be no more than [**] Severity 2 Impacts during any given month.

Section 3.                                          Intermediate Performance Standards.  The Intermediate Performance Standards applicable to Worldspan’s performance of Airline Services pursuant to this Agreement are set forth below.  Worldspan shall be deemed to have failed to meet any given Intermediate Performance Standard during any given month if all the factors necessary to constitute compliance with that Intermediate Performance Standard are not in existence at any time during that month.

(a)                                  Existence Time.  The Intermediate Performance Standard for Existence Time is that the average Existence Time for all Messages from Terminals of Delta Service Users processed by Worldspan will not exceed [**] during each of the immediately preceding ten consecutive days.  The Intermediate Performance Standard for Existence Time applies to Messages from all Terminals of Delta Service Users, without regard to whether or not they are directly attached to the Worldspan Network.  Each type of Message has a different Existence Time profile based on the complexity of the application that is invoked.  The portion of the payments due to Worldspan with respect to Airline Services that is at risk pursuant to Section 2.2(b) of this Agreement as a result of Worldspan’s failure to meet this Intermediate Performance Standard shall be [**] of the amounts payable to Worldspan for Production Services.  Any failure

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-3

to meet this Intermediate Performance Standard shall be considered Cured if and when, at any time after such failure, the average Existence Time for all Messages from Terminals of Delta Service Users processed by Worldspan does not exceed [**] during the [**] consecutive days immediately preceding that time.

(b)                                 System Availability.  The Intermediate Performance Standards for System Availability is that each Independent Complex then supporting Delta will be Available to Delta Service Users at least [**] of the total minutes in [**].  The portion of the payments due to Worldspan with respect to Airline Services that is at risk pursuant to Section 2.2(b) of this Agreement as a result of Worldspan’s failure to meet this Intermediate Performance Standard shall be [**] of the amounts payable to Worldspan for Production Services.  Any failure to meet this Intermediate Performance Standard shall be considered Cured if and when, at any time after such failure, each Independent Complex then supporting Delta has been Available to Delta Service Users at least [**] of the total minutes in [**] immediately preceding that time.

(c)                                  Critical Production Data.  The Intermediate Performance Standard for Critical Production Data is that the average percentage of Critical Production Data delivered by the scheduled due-out time will be at least as high as the applicable percentage in the following table during the immediately preceding consecutive 30 day period:

TOTAL PRODUCTION JOBS SCHEDULED PER DAY	% ON TIME

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**] and above	[**]

Worldspan will not be considered to have failed to meet the Intermediate Performance Standards for Critical Production Data as a result of delays in the production or delivery of Critical Production Data that result, in whole or in part, from (i) the failure of any Delta Service Users or any external vendor to deliver data to Worldspan on schedule, or (ii) the inability of system(s) of any Delta Service User to accept data from Worldspan.  The portion of the payments due to Worldspan with respect to Airline Services that is at risk pursuant to Section 2.2(b) of this Agreement as a result of Worldspan’s failure to meet the Intermediate Performance Standard shall be [**] of the amounts payable to Worldspan for Production Services.  Any failure by Worldspan to meet this Intermediate Performance Standard shall be considered Cured if and when, at any time after such failure, the average percentage of Critical Production Data delivered by the scheduled due-out time is at least as high as the applicable percentage in the table set forth above during the [**] immediately preceding that time.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-4

(d)                                 High Severity Impact.  From the Effective Date through the end of the Impact Measurement Period, the interim Intermediate Performance Standards for High Severity Impacts shall be each of the following:

(1)                                  There will be no more than [**] High Severity Impacts during any given month; and

(2)                                  The total duration of High Severity Impacts during any given month will not exceed [**].

However, notwithstanding anything to the contrary in Section 2.2(b) or any other provision of this Agreement, any failure by Worldspan to meet either of these interim Intermediate Performance Standards during the Impact Measurement Period shall not (i) be considered a breach of this Agreement by Worldspan, (ii) entitle Delta to withhold as liquidated damages or pay into an Escrow Account any portion of the payments due to Worldspan hereunder, (iii) entitle Delta to exercise any other remedy under this Agreement, including any termination rights under Section 7.2 of this Agreement, or (iv) impose upon Worldspan any liability or obligation under this Agreement.  Promptly following the end of the Impact Measurement Period, these interim Intermediate Performance Standards shall be replaced by confirmed Intermediate Performance Standards determined in accordance with the methodology set forth in Exhibit III to this Schedule 2.2, which confirmed Intermediate Performance Standards shall be effective retroactively to the Effective Date and for the remainder of the Term.  At that time, Worldspan’s performance during the Impact Measurement Period will be compared to each of these confirmed Intermediate Performance Standards, and Worldspan will pay Delta any liquidated damages that Delta would have been entitled to withhold pursuant to the provisions of Section 2.2(b) of this Agreement if these confirmed Interim Performance Standards had been known and in effect during the Impact Measurement Period; provided, however, that Delta shall not have any other remedies available to it under this Agreement with respect to any failure to meet the confirmed Intermediate Performance Standard during the Impact Measurement Period, including any termination rights under Section 7.2 of this Agreement.

The portion of the payments due to Worldspan with respect to Airline Services that is at risk pursuant to Section 2.2(b) of this Agreement as a result of Worldspan’s failure to meet either or both of these confirmed Intermediate Performance Standards shall be [**] of the amounts payable to Worldspan for Production Services.  Any failure to meet these confirmed Intermediate Performance Standards shall be considered Cured if and when, at any time after such failure, there have been no more than the confirmed Intermediate Performance Standard for the number of High Severity Impacts, and the total duration of High Severity Impacts has not exceeded the confirmed Intermediate Performance Standard for the total duration of High Severity Impacts, during the [**] immediately preceding that time.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-5

(e)                                  Severity 2 Impact.  From the Effective Date through the end of the Impact Measurement Period, the interim Intermediate Performance Standard for Severity 2 Impacts shall be that there will be no more than [**] Severity 2 Impacts during any given month. However, notwithstanding anything to the contrary in Section 2.2(b) or any other provision of this Agreement, any failure by Worldspan to meet this interim Intermediate Performance Standard during the Impact Measurement Period shall not (i) be considered a breach of this Agreement by Worldspan, (ii) entitle Delta to withhold as liquidated damages or pay into an Escrow Account any portion of the payments due to Worldspan hereunder, (iii) entitle Delta to exercise any other remedy under this Agreement, including any termination rights under Section 7.2 of this Agreement, or (iv) impose upon Worldspan any liability or obligation under this Agreement.  Promptly following the end of the Impact Measurement Period, this interim Intermediate Performance Standard shall be replaced by a confirmed Intermediate Performance Standard determined in accordance with the methodology set forth in Exhibit III to this Schedule 2.2, which confirmed Intermediate Performance Standard shall be effective retroactively to the Effective Date and for the remainder of the Term.  At that time, Worldspan’s performance during the Impact Measurement Period will be compared to this confirmed Intermediate Performance Standard, and Worldspan will pay Delta any liquidated damages that Delta would have been entitled to withhold pursuant to the provisions of Section 2.2(b) of this Agreement if this confirmed Interim Performance Standard had been known and in effect during the Impact Measurement Period; provided, however, that Delta shall not have any other remedies available to it under this Agreement with respect to any failure to meet the confirmed Intermediate Performance Standard during the Impact Measurement Period, including any termination rights under Section 7.2 of this Agreement.

The portion of the payments due to Worldspan with respect to Airline Services that is at risk pursuant to Section 2.2(b) of this Agreement as a result of Worldspan’s failure to meet this confirmed Intermediate Performance Standard shall be [**] of the amounts payable to Worldspan for Production Services.  Any failure to meet this confirmed Intermediate Performance Standard shall be considered Cured if and when, at any time after such failure, there have been no more than the confirmed Intermediate Performance Standard for the number of Severity 2 Impacts during the 30 consecutive days immediately preceding that time.

Section 4.                                          Minimum Performance Standards.  The Minimum Performance Standards applicable to Worldspan’s performance of Airline Services pursuant to this Agreement are set forth below.  Worldspan shall be deemed to have failed to meet any given Minimum Performance Standard during any given month if all the factors necessary to constitute compliance with that Minimum Performance Standard are not in existence at any time during that month.

(a)                                  Existence Time.  The Minimum Performance Standard for Existence Time is that the average Existence Time for all Messages from Terminals of Delta Service Users processed by Worldspan will not exceed [**] during each of the immediately

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-6

preceding seven consecutive days.  The Minimum Performance Standard for Existence Time applies to Messages from all Terminals of Delta Service Users, without regard to whether or not they are directly attached to the Worldspan Network.  Each type of Message has a different Existence Time profile based on the complexity of the application that is invoked.  The cure period for this Minimum Performance Standard shall be seven days.  Any failure to meet this Minimum Performance Standard shall be considered Cured if and when, at any time after such failure, the average Existence Time for all Messages from Terminals of Delta Service Users processed by Worldspan does not exceed [**] during the seven consecutive days immediately preceding that time.

(b)                                 System Availability.  The Minimum Performance Standards for System Availability are each of the following:

(1)                                  Each Independent Complex then supporting Delta will be Available to Delta Service Users at least [**] of the total minutes in each of the [**] immediately preceding calendar months.  The cure period for this Minimum Performance Standard shall be [**].  Any failure to meet this Minimum Performance Standard shall be considered Cured if and when, at any time after such failure, each Independent Complex then supporting Delta has been Available to Delta Service Users at least [**] of the total minutes in the [**] immediately preceding that time; and

(2)                                  The failure of any of the Worldspan System components that are the exclusive responsibility of Worldspan will not result in less than [**] of the expected Messages from Delta Service Users being processed by Worldspan during each of any [**] consecutive days.  The cure period for this Minimum Performance Standard shall be [**] days.  Any failure to meet this Minimum Performance Standard shall be considered Cured if and when, at any time after such failure, no failure of any of the Worldspan System components that are the exclusive responsibility of Worldspan has resulted in less than [**] of the expected Messages from Delta Service Users being processed by Worldspan during the [**] consecutive days immediately preceding that time.

(c)                                  High Severity Impact.  From the Effective Date through the end of the Impact Measurement Period, the interim Minimum Performance Standards for High Severity Impacts shall be each of the following:

(1)                                  There will be no more than [**] High Severity Impacts during any given month; and

(2)                                  The total duration of High Severity Impacts during any given month shall not exceed [**].

However, notwithstanding anything to the contrary in Section 2.2(c) or any other provision of this Agreement, any failure by Worldspan to meet either of these interim Minimum Performance Standards during the Impact Measurement Period shall not (i) be

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-7

considered a breach of this Agreement by Worldspan, (ii) entitle Delta to withhold as liquidated damages or pay into an Escrow Account any portion of the payments due to Worldspan hereunder, (iii) entitle Delta to exercise any other remedy under this Agreement, including any termination rights under Section 7.2 of this Agreement, or (iv) impose upon Worldspan any liability or obligation under this Agreement.  Promptly following the end of the Impact Measurement Period, these interim Minimum Performance Standards shall be replaced by confirmed Minimum Performance Standards determined in accordance with the methodology set forth in Exhibit III to this Schedule 2.2, which confirmed Minimum Performance Standards shall be effective retroactively to the Effective Date and for the remainder of the Term.  At that time, Worldspan’s performance during the Impact Measurement Period will be compared to each of these confirmed Minimum Performance Standards, and Worldspan will pay Delta any liquidated damages that Delta would have been entitled to withhold pursuant to the provisions of Section 2.2(c) of this Agreement if these confirmed Minimum Performance Standards had been known and in effect during the Impact Measurement Period; provided, however, that Delta shall not have any other remedies available to it under this Agreement with respect to any failure to meet the confirmed Minimum Performance Standard during the Impact Measurement Period, including any termination rights under Section 7.2 of this Agreement.

Any failure to meet either or both of these confirmed Minimum Performance Standards shall be considered Cured if and when, at any time after such failure, there have been no more than the confirmed Minimum Performance Standard for the number of High Severity Impacts, and the total duration of High Severity Impacts has not exceeded the confirmed Minimum Performance Standard for the total duration of High Severity Impacts, during the 30 consecutive days immediately preceding that time.

(d)                                 Severity 2 Impact.  From the Effective Date through the end of the Impact Measurement Period, the interim Minimum Performance Standard for Severity 2 Impacts shall be that there will be no more than [**] Severity 2 Impacts during any given month.  However, notwithstanding anything to the contrary in Section 2.2(c) or any other provision of this Agreement, any failure by Worldspan to meet this interim Minimum Performance Standard during the Impact Measurement Period shall not (i) be considered a breach of this Agreement by Worldspan, (ii) entitle Delta to withhold as liquidated damages or pay into an Escrow Account any portion of the payments due to Worldspan hereunder, (iii) entitle Delta to exercise any other remedy under this Agreement, including any termination rights under Section 7.2 of this Agreement, or (iv) impose upon Worldspan any liability or obligation under this Agreement.  Promptly following the end of the Impact Measurement Period, this interim Minimum Performance Standard shall be replaced by a confirmed Minimum Performance Standard determined in accordance with the methodology set forth in Exhibit III to this Schedule 2.2, which confirmed Minimum Performance Standard shall be effective retroactively to the Effective Date and for the remainder of the Term.  At that time, Worldspan’s performance during the Impact Measurement Period will be compared to this confirmed Minimum Performance Standard, and Worldspan will pay Delta any liquidated damages that Delta would have been entitled to withhold pursuant to the provisions of Section 2.2(c) of this Agreement if

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-8

this confirmed Minimum Performance Standard had been known and in effect during the Impact Measurement Period; provided, however, that Delta shall not have any other remedies available to it under this Agreement with respect to any failure to meet the confirmed Minimum Performance Standard during the Impact Measurement Period, including any termination rights under Section 7.2 of this Agreement.

Any failure to meet this confirmed Minimum Performance Standard shall be considered Cured if and when, at any time after such failure, there have been no more than the confirmed Minimum Performance Standard for the number of Severity 2 Impacts during the [**] immediately preceding that time.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-9

EXHIBIT I
TO
SCHEDULE 2.2

DELTA CRITICAL PRODUCTION DATA

Application	Job Name	File Name	Frequency	Due Out*	Due Within**
[**]	[**]	[**]	Mon-Fri	09:30
[**]	[**]	[**]	On request		60 minutes
[**]	[**]	[**]	10 days before end of month	10:30
[**]	[**]	[**]	1st day of each month	15:30
[**]	[**]	[**]	1st day of each month	01:00
[**]	[**]	[**]	1st day of each month	18:00
[**]	[**]	[**]	1st day of each month	23:59
[**]	[**]	[**]	2nd day of each month	10:00
[**]	[**]	[**]	1st day of each month	01:15
[**]	[**]	[**]	Sun-Fri	19:15
[**]	[**]	[**]	Daily	17:30
[**]	[**]	[**]	Daily	00:45
[**]	[**]	[**]	On request		60 minutes
[**]	[**]	[**]	Daily	07:30
[**]	[**]	[**]	On request		60 minutes
[**]	[**]	[**]	On request		60 minutes
[**]	[**]	[**]	Thursday	06:30
[**]	[**]	[**]	10th day of each month	06:05
[**]	[**]	[**]	Saturday	05:15
[**]	[**]	[**]	1st Sat of Feb and Aug	22:00
[**]	[**]	[**]	Last day of each month	01:30
[**]	[**]	[**]	Daily	02:00
[**]	[**]	[**]	Daily	02:00
[**]	[**]	[**]	Daily	02:00
[**]	[**]	[**]	Daily	02:00
[**]	[**]	[**]	Daily	18:00
[**]	[**]	[**]	Daily	02:00
[**]	[**]	[**]	Daily		180 minutes
[**]	[**]	[**]	Daily		180 minutes
[**]	[**]	[**]	Daily	07:00

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-I-i

*                 Each file with a “Due Out” time is due out at the specified time of day, Eastern time.

**          Each file with a “Due Within” time is due out within the specified number of minutes after Delta’s request for the file and, if applicable, Worldspan’s receipt of the corresponding input file.

2.2-I-ii

EXHIBIT II
TO
SCHEDULE 2.2

IMPACT MATRIX

The Severity Level of a Production Problem is determined on the basis of the following Impact Matrix:

Severity Level	Measurement Criteria
	Message Rate Reduction	Message Volume	Customer Impact
0	[**]	[**]	[**]
1	[**]	[**]	[**]
2	[**]	[**]	[**]
3	[**]	[**]	[**]
4	[**]	[**]	[**]

Where:

“Message Rate Reduction” means [**].

“Message Volume” means [**].

“Net Bookings” means, with respect to any applicable time period, (i) the number of segments of air travel booked under Delta’s air carrier designation code during that time period, less (ii) the number of such segments of air travel cancelled during that time period.

“Delta Booking Ratio” means, [**].

“Customer Impact” means [**].

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-II-i

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-II-ii

EXHIBIT III
TO
SCHEDULE 2.2

METHODOLOGY
FOR CALCULATING CERTAIN PERFORMANCE STANDARDS

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-III-i

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.2-III-ii

SCHEDULE 2.4

SYSTEM CAPACITY SHORTFALL PROCEDURES

In situations where demands on an Independent Complex within the Worldspan System that supports Delta may exceed the available capacity of that Independent Complex, the primary objective of Worldspan shall be to continue providing the Airline Services (including, without limitation, weight and balance, flight planning, and passenger processing and servicing) that are necessary to support the flight operations of the Delta Service Users and the Service Users with respect to the other Served Designated Airlines that are supported by that Independent Complex.  In order to help achieve this objective, the procedures to be followed by Worldspan in those situations shall be, in order of priority, the following:

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

2.4-1

SCHEDULE 4.1

COST RECOVERY AMOUNTS

Section 1.                                          General Intent.  It is the general intent of the parties hereto that the Cost Recovery Amounts determined in accordance with the provisions of this Schedule 4.1 should include all the costs, including applicable general and administrative expenses as described below, that Worldspan incurs in providing Airline Services for the Delta Service Users, so that Worldspan can (i) recover its costs for resources used only by the Delta Service Users by billing Delta based upon those costs, and (ii) recover its costs for resources shared by the Delta Service Users and other users of the Worldspan System by billing Delta based upon the portion of those costs that is fairly allocable to the Delta Service Users.  This portion of Worldspan’s costs for such shared resources may be determined, among other ways, by allocating its costs for those shared resources within each Independent Complex on the basis of units of measurement that fairly reflect the utilization of those shared resources so as to establish unit cost rates for those units of measurement and then billing Delta, based on those unit cost rates, for the volume of those units of measurement used in that Independent Complex that is applicable to the Delta Service Users.  While the provisions of this Section 1 are not intended to override or modify the plain meaning of the following specific provisions of this Schedule 4.1, each of the parties hereto agrees to act in good faith in implementing, applying and, if necessary, modifying the provisions of this Schedule 4.1 so as to achieve the general intent expressed in this Section 1 to the extent practicable.

Section 2.                                          Definitions.  As used in this Schedule 4.1, the following terms shall have the respective meanings set forth below:

“Accumulated Committed Dedicated Development Hours” means, for any given month in the year following the Base Year or in any subsequent calendar year, (i) 95% of the Committed Dedicated Development Hours for that year, multiplied by (ii) a fraction, the numerator of which is the number of months in that year up to and including the given month, and the denominator of which is 12.

“Active Terminal” means, for each Independent Complex, each Terminal, or other device with a unique line address, that sends a communication to, or receives a communication from, that Independent Complex.

“Actual Cost” means, with respect to any resource, expense, or activity, the actual cost reasonably incurred by Worldspan (including, for any capitalized expenses, depreciation determined in accordance with United States generally accepted accounting principles) for that resource, expense, or activity, including (i) each expense, or any portion thereof, that is directly attributable to that resource, expense, or activity, as reasonably and in good faith determined by Worldspan, and (ii) an allocation of General and Administrative Expenses determined by using the G & A Percentage for the applicable year.  The Actual Cost of any equipment that is purchased by Worldspan after the Effective Date and the cost of which is capitalized by Worldspan shall include, in

4.1-1

addition to the applicable depreciation expense, (i) the cost of financing, if the purchase of such equipment is externally financed, or (ii) if the purchase of such equipment is not externally financed, a deemed cost of capital equal to the financing cost implied in the most favorable rates upon which Worldspan could have reasonably leased the equipment, but not to exceed the cost of financing such equipment at an interest rate equal to one percent (1%) per annum more than the Prime Rate as of the date such equipment was purchased.

“Airline Transition Expenses” means the actual expenses incurred by Worldspan, including any payments required to obtain necessary consents from third party software vendors, that are directly attributable to the transitioning of services for an Air Carrier to the Worldspan System, but not including any expenses that Worldspan would have otherwise incurred in the ordinary course of its business, even if Worldspan were not transitioning services for the Air Carrier to the Worldspan System.

“Billable Number of Active Terminals” means, for each Independent Complex and for each Served Designated Airline and its Service Users, the following:

(1)                                  For the first calendar month during the Term, the highest number of Active Terminals for that Independent Complex that are operated by or on behalf of that Served Designated Airline and its Service Users, and that send a communication to or receive a communication from that Independent Complex, during any day of that month.

(2)                                  For any subsequent calendar month, the greater of (i) the highest number of Active Terminals for that Independent Complex that are operated by or on behalf of that Served Designated Airline and its Service Users, and that send a communication to or receive a communication from that Independent Complex, during any day of that month, and (ii) ninety percent (90%) of the Billable Number of Active Terminals for that Independent Complex for that Served Designated Airline and its Service Users for the immediately preceding calendar month.

“Billable Number of CPU Hours” means, for each Independent Complex and for each Served Designated Airline and its Service Users, the following:

(1)                                  For the first calendar month during the Term, the number of CPU Hours used in performing MVS Production Services from that Independent Complex for that Served Designated Airline and its Service Users during that month.

(2)                                  For any subsequent calendar month, the greater of (i) the number of CPU Hours used in performing MVS Production Services from that Independent Complex for that Served Designated Airline and its Service Users during that month, and (ii) ninety percent (90%) of the Billable Number of CPU Hours for

4.1-2

that Independent Complex for that Served Designated Airline and its Service Users for the immediately preceding calendar month.

“Billable Number of Messages” means, for each Independent Complex and for each Served Designated Airline and its Service Users, the following:

(1)                                  For the first calendar month during the Term, the number of Messages processed within that Independent Complex for that Served Designated Airline and its Service Users during that month.

(2)                                  For any subsequent calendar month, the greater of (i) the number of Messages processed within that Independent Complex for that Served Designated Airline and its Service Users during that month, and (ii) ninety percent (90%) of the Billable Number of Messages for that Independent Complex for that Served Designated Airline and its Service Users for the immediately preceding calendar month.

“Billable Number of TPF Weighted Message Units” means, for each Independent Complex and for each Served Designated Airline and its Service Users, the following:

(1)                                  For the first calendar month during the Term, the number of TPF Weighted Message Units for TPF Messages processed within that Independent Complex for that Served Designated Airline and its Service Users during that month.

(2)                                  For any subsequent calendar month, the greater of (i) the number of TPF Weighted Message Units for TPF Messages processed within that Independent Complex for that Served Designated Airline and its Service Users during that month, and (ii) ninety percent (90%) of the Billable Number of TPF Weighted Message Units for that Independent Complex for that Served Designated Airline and its Service Users for the immediately preceding calendar month.

“Cost Collection and Allocation Methodology” means the cost collection and allocation methodology used by Worldspan immediately prior to the Effective Date to collect and allocate the costs incurred in providing, and to establish unit cost rates for, the services provided to the System Users, [**].  The costs to be taken into consideration in determining unit cost rates pursuant to the Cost Collection and Allocation Methodology shall include an allocation of General and Administrative Expenses determined by using the G & A Percentage for the applicable year, but shall not include any Airline Transition Expenses.  Periodically, and no less often than every five (5) years, Worldspan shall engage an independent consultant to review the Cost Collection and Allocation Methodology and recommend changes to improve its fairness and effectiveness.  Any such changes recommended by the independent consultant shall be implemented to the extent mutually agreed by Delta and Worldspan.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

4.1-3

“CPU Hour” means an hour of processing time, as captured in standard SMF workload accounting records, on central processing units within the Worldspan System, as the processing time for each such central processing unit is converted to a standard basis by the use of conversion factors reasonably and in good faith determined by Worldspan.

“Dedicated Resources” means any resources and expenses utilized or incurred by Worldspan in connection with providing services only for the Delta Service Users and not for any other Person, as reasonably and in good faith determined by Worldspan.

“Development Resources” means Delta Dedicated Development Resources and Joint Development Resources.

“European Development Resources” means Development Resources based in Europe.

“G & A Percentage” means, for any calendar year, the lesser of (i) the G&A Percentage Cap for that year, and (ii) the percentage obtained by dividing (x) the General and Administrative Expenses for that year, by (y) the total expenses, other than General and Administrative Expenses, incurred by Worldspan for that year.  On an interim basis for purposes of computing its invoices to Delta for any calendar year during the Term, Worldspan shall use the projected G & A Percentage reflected in the Worldspan Business Plan for that year.  Within ninety (90) days after the end of any such calendar year, Worldspan shall determine and notify Delta of the actual G & A Percentage for that year and shall invoice Delta for, or give Delta a credit for, any amount necessary to reconcile the amounts previously invoiced to Delta by Worldspan for that year with the corresponding amounts computed using the actual G & A Percentage, rather than the projected G & A Percentage, for that year.

“G & A Percentage Cap” means, for any calendar year, the percentage set forth in the following table that corresponds to the G & A Percentage Cap Adjustment Amount for that year:

G&A Percentage Cap	G&A Percentage Cap Adjustment Amount
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

4.1-4

“G & A Percentage Cap Adjustment Amount” means, for any calendar year, the total amount of Cost Recovery Amounts for the Founder Airlines for that year, which for calendar year 2002 was approximately [**].

“General and Administrative Expenses” means, for any calendar year, the expenses (determined in accordance with United States generally accepted accounting principles) reasonably incurred by Worldspan in the expense categories for Administration, Legal, Human Resources, Strategic Planning, Internal Audit and Finance (excluding Subscriber Billing and Materials Management), and any other expense categories that provide general corporate support for all aspects of Worldspan’s business, as reasonably and in good faith determined by Worldspan in a manner consistent with its practices prior to the Effective Date, including any general contingency reserve approved as part of the Worldspan Business Plan for any year.  General and Administrative Expenses shall not include any Airline Transition Expenses, any expenses incurred by Worldspan in paying damages to Delta hereunder or to a third party as a result of Worldspan’s tort or breach of contract, any expenses incurred by Worldspan for which any third party is liable, or any expenses incurred by Worldspan in any expense category that does not support the portion of Worldspan’s business consisting of providing Airline Services using the Independent Complex(es) then being used to provide Airline Services for the Served Designated Airlines, including without limitation any expense category that supports only the CRS Services and/or other portion(s) of Worldspan’s business.

“M & P Support Percentage” means, for any Application Package and for any calendar month, the percentage obtained by dividing (i) the sum of the Billable Numbers of Active Terminals for all Independent Complexes that have access to that Application Package and are operated by or on behalf of the Delta Service Users during that month, by (ii) the sum of the Billable Numbers of Active Terminals for all Independent Complexes that have access to that Application Package and are operated by or on behalf of all Served Designated Airlines and their Service Users during that month, plus the highest number of Active Terminals for all Independent Complexes that have access to that Application Package and are operated by or on behalf of all other System Users during any day of that month.

“Message” means (i) a communication received from a Terminal by the Worldspan System that requires an action or response and any response to that Terminal, (ii) a communication from the Worldspan System, or any Independent Complex therein, to another system, or any other Independent Complex within the Worldspan System, in connection with a communication received from a Terminal by the Worldspan System and any response to the Worldspan System, or any Independent Complex therein, or (iii) a communication from another system, or another Independent Complex within the Worldspan System, received by any Independent Complex within the Worldspan System that requires an action or response and any response to that other system or Independent Complex.  The types of Messages being processed by Worldspan for the Delta System Users as of the Effective Date are set forth on Exhibit I to this Schedule 4.1.

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

4.1-5

“MVS Production Services” means that portion of Production Services that consists of operating those components of the Worldspan System that are supported by an MVS operating system.

“Non-System Production Services” means all portions of Production Services other than TPF Production Services and MVS Production Services, including providing the personnel and facilities required for Production Services.

“Non-U.S. Region 1/4 Message” means a Message that is received by the Worldspan System from that portion of the Worldspan Network that provides Network Services for the Region 1/4 Area, other than the United States.

“Other Development Resources” means all Development Resources other than European Development Resources and U.S. Development Resources.

“Region 1/4 Area” means IATA regions 1 and 4 (generally North America, South America, Hawaii, and the Caribbean).

“Region 2/3 Area” means IATA regions 2 and 3 (generally Europe, Africa, Asia, the Middle East, and the Pacific Rim).

“Region 2/3 Message” means a Message that is received by the Worldspan System from that portion of the Worldspan Network that provides Network Services for the Region 2/3 Area.

“Service Category” means each of Development Services, Production Services, and Network Services, and any additional category of Airline Services that Worldspan may reasonably designate in writing from time to time.

“Shared Improvement Percentage” means, for any Joint Improvement and for any given calendar month, the percentage determined as follows:

(1)                                  If the Joint Improvement is developed by the Hosted Airline Joint Development Resources, then (i) if Delta is not a Hosted Airline or will not have access to the Joint Improvement, the Shared Improvement Percentage shall be zero percent (0%), and (ii) if Delta is a Hosted Airline and will have access to the Joint Improvement, the Shared Improvement Percentage shall be the percentage obtained by dividing (x) one, by (y) the number of Hosted Airlines that will have access to the Joint Improvement.

(2)                                  If the Joint Improvement is developed by the System Joint Development Resources, the Shared Improvement Percentage shall be the percentage obtained by dividing (i) the sum of the Billable Numbers of Active Terminals for all Independent Complexes that will have access to that Joint Improvement and are operated by or on behalf of the Delta Service Users during that month, by (ii) the

4.1-6

sum of the Billable Numbers of Active Terminals for all Independent Complexes that will have access to that Joint Improvement and are operated by or on behalf of all Served Designated Airlines and their Service Users during that month, plus the highest number of Active Terminals for all Independent Complexes that will have access to that Joint Improvement and are operated by or on behalf of all other System Users during any day of that month.

However, if Worldspan reasonably and in good faith determines that the Shared Improvement Percentage determined pursuant to the foregoing provisions does not fairly reflect that portion of the benefits resulting from the Joint Improvement that is reasonably allocable to the Delta Service Users, then Worldspan may, by giving Delta written notice thereof and the reasons therefor, establish a different Shared Improvement Percentage for that Joint Improvement which, in Worldspan’s reasonable and good faith opinion, fairly reflects the portion of the benefits resulting from the Joint Improvement that is reasonably allocable to the Delta Service Users.

“Shared Resource Measurement Unit” means, for each Service Category, each unit of measurement that Worldspan reasonably and in good faith designates from time to time as one that fairly reflects the usage of Shared Resources used in connection with providing Airline Services in that Service Category.  The Shared Resource Measurement Units for each Service Category as of the Effective Date are set forth in Section 4 of this Schedule 4.1.  Worldspan shall give Delta written notice at least ninety (90) days prior to the date upon which any revised Shared Resource Measurement Units become effective.  If and when the Shared Resource Measurement Units for any Service Category are revised as provided above, then corresponding changes shall also be made to the applicable provisions of Section 3 of this Schedule 4.1.

“Shared Resources” means any resources and expenses utilized or incurred in connection with providing services for both the Delta Service Users and some other Person supported by any Independent Complex then supporting the Delta Service Users, as reasonably and in good faith determined by Worldspan.

“Standard Cost Rate” means, for any Shared Resource Measurement Unit and for any calendar month, the amount determined in accordance with the provisions of Section 5 of this Schedule 4.1 for that Shared Resource Measurement Unit and that calendar month.

“Total Number of Active Terminals” means, for each Independent Complex and for any given calendar month, the total of (i) the sum of the Billable Numbers of Active Terminals for that Independent Complex for all Served Designated Airlines and their Service Users for that month, plus (ii) the highest number of Active Terminals for that Independent Complex that are operated by or on behalf of all other System Users during any day of that month.

4.1-7

“Total Number of CPU Hours” means, for each Independent Complex and for any given calendar month, the total of (i) the sum of the Billable Numbers of CPU Hours used in performing MVS Production Services from that Independent Complex for all Served Designated Airlines and their Service Users for that calendar month, plus (ii) the sum of the numbers of CPU Hours used in performing MVS Production Services within that Independent Complex for all other System Users during that month.

“Total Number of Messages” means, for each Independent Complex and for any given calendar month, the total of (i) the sum of the Billable Numbers of Messages processed within that Independent Complex for all Served Designated Airlines and their Service Users for that calendar month, plus (ii) the sum of the numbers of Messages processed within that Independent Complex for all other System Users during that month.

“Total Number of TPF Weighted Message Units” means, for each Independent Complex and for any given calendar month, the total of (i) the sum of the Billable Numbers of TPF Weighted Message Units for that Independent Complex for all Served Designated Airlines and their Service Users for that calendar month, plus (ii) the sum of the numbers of TPF Weighted Message Units for TPF Messages processed within that Independent Complex for all other System Users during that month.

“TPF Message” means a Message that is processed by those components of the Worldspan System that are supported by a TPF operating system.

“TPF Production Services” means that portion of Production Services that consists of operating those components of the Worldspan System that are supported by a TPF operating system.

“TPF Weighted Message Unit” means a unit of measurement for TPF Messages that is computed by assigning a weight to each type of TPF Message based on the amount of computer and related resources historically required in order to process that type of TPF Message, as determined by Worldspan in accordance with the methodology used by Worldspan immediately prior to the Effective Date for that purpose, as that methodology may be reasonably and in good faith revised by Worldspan from time to time.

“U.S. Development Resources” means Development Resources based in the United States.  The parties acknowledge and agree that, unless otherwise mutually agreed, U.S. Development Resources will be used to develop Improvements that are intended to be operated at the Atlanta Data Center.

“U.S. Message” means a Message that is received by the Worldspan System from that portion of the Worldspan Network that provides Network Services for the United States.

4.1-8

Section 3.                                          Cost Recovery Amounts.  The Cost Recovery Amounts used to determine the Cost-Based Charges payable to Worldspan pursuant to Section 4.1 of this Agreement shall be determined as follows:

(a)                                  Cost Recovery Amounts for Development Services.  For each calendar month during the Term, the Cost Recovery Amounts for any Development Services then being provided for the Delta Service Users shall be determined in accordance with the following:

(1)                                  For Delta Dedicated Improvements developed pursuant to Section 3.1 of this Agreement and with respect to each month during the Base Year, the Cost Recovery Amount shall be the sum of the following:

(A)                              An amount equal to (i) the number of person-hours of U.S. Development Resources provided by Worldspan during that month for such Delta Dedicated Improvements, multiplied by (ii) the then current Standard Cost Rate for a person-hour of U.S. Development Resources;

(B)                                An amount equal to (i) the number of person-hours of European Development Resources provided by Worldspan during that month for such Delta Dedicated Improvements, multiplied by (ii) the then current Standard Cost Rate for a person-hour of European Development Resources; and

(C)                                An amount equal to (i) the number of person-hours of Other Development Resources provided by Worldspan during that month for such Delta Dedicated Improvements, multiplied by (ii) the then current Standard Cost Rate for a person-hour of Other Development Resources.

(2)                                  For Delta Dedicated Improvements developed pursuant to Section 3.1 of this Agreement and with respect to each month during any calendar year after the Base Year, the Cost Recovery Amount shall be an amount equal to the amount by which (i) the aggregate of all the Cost Recovery Amounts for such Delta Dedicated Improvements for all the months in that calendar year preceding the given month (or, if Worldspan has not been able to make at least 95% of the Committed Dedicated Development Hours available to Delta on a reasonable schedule during that calendar year, the aggregate of all the Cost Recovery Amounts that would have been applicable for such Delta Dedicated Improvements for all the months in that calendar year preceding the given month if Worldspan had made at least 95% of the Committed Dedicated Development Hours so available to Delta), is less than (ii) the sum of the following:

(A)                              An amount equal to the sum of the amounts obtained by multiplying (i) the number of person-hours of U.S. Development Resources provided by Worldspan during each month of the current

4.1-9

calendar year, including the given month, for such Delta Dedicated Improvements, by (ii) the Standard Cost Rate for a person-hour of U.S. Development Resources for the applicable month;

(B)                                An amount equal to the sum of the amounts obtained by multiplying (i) the number of person-hours of European Development Resources provided by Worldspan during each month of the current calendar year, including the given month, for such Delta Dedicated Improvements, by (ii) the Standard Cost Rate for a person-hour of European Development Resources for the applicable month;

(C)                                An amount equal to the sum of the amounts obtained by multiplying (i) the number of person-hours of Other Development Resources provided by Worldspan during each month of the current calendar year, including the given month, for such Delta Dedicated Improvements, by (ii) the Standard Cost Rate for a person-hour of Other Development Resources for the applicable month; and

(D)                               The amount, if any, obtained by multiplying (i) the amount, if any, by which (x) the Accumulated Committed Dedicated Development Hours for the given month, is greater than (y) the total number of person-hours of Development Resources provided by Worldspan during the current calendar year, including the given month, for the development of such Delta Dedicated Improvements, by (ii) the Standard Cost Rate for a person-month of Development Resources for the given month.

(3)                                  For each Joint Improvement, the Cost Recovery Amount shall be an amount equal to (i) the Shared Improvement Percentage for that Joint Improvement for that month, multiplied by (ii) the sum of the following:

(A)                              An amount equal to (i) the number of person-hours of U.S. Development Resources provided by Worldspan for that Joint Improvement during that month, multiplied by (ii) the then current Standard Cost Rate for a person-hour of U.S. Development Resources;

(B)                                An amount equal to (i) the number of person-hours of European Development Resources provided by Worldspan for that Joint Improvement during that month, multiplied by (ii) the then current Standard Cost Rate for a person-hour of European Development Resources; and

(C)                                An amount equal to (i) the number of person-hours of Other Development Resources provided by Worldspan for that Joint Improvement during that month, multiplied by (ii) the then current Standard Cost Rate for a person-hour of Other Development Resources.

4.1-10

(4)                                  In addition to the amounts determined pursuant to the foregoing provisions of this Section 3(a), the aggregate Cost Recovery Amounts for Development Services during each calendar year after the Base Year shall include the amount, if any, equal to (i) the average of the Standard Cost Rates for a person-month of Development Resources for all twelve months of the given year, multiplied by (ii) the amount, if any, by which (x) [**] person-hours, is greater than (y) the sum of the following:

(A)                              The total number of person-hours of Delta Dedicated Development Resources provided by Worldspan during the given year;

(B)                                The total number of person-hours of Hosted Airline Joint Development Resources provided by Worldspan during the given year to develop Joint Improvements to which Delta will have access; and

(C)                                The number of person-hours of System Joint Development Resources determined by adding all of the amounts calculated by multiplying (i) the number of person-hours of System Joint Development Resources provided by Worldspan during each month of the given calendar year to develop a Joint Improvement, by (ii) the Shared Improvement Percentage for that Joint Improvement for that month.

(b)                                 Cost Recovery Amounts for Production Services.  For each calendar month during the Term, the Cost Recovery Amounts for any Production Services then being provided for the Delta Service Users shall be determined in accordance with the following:

(1)                                  For any Dedicated Resources used in connection with providing those Production Services, the Cost Recovery Amount shall be an amount equal to the Actual Cost incurred by Worldspan for those Dedicated Resources during that month.

(2)                                  For any Shared Resources used in connection with providing Maintenance and Production Support for each Application Package used in providing those Production Services, the Cost Recovery Amount shall be an amount equal to (i) the number of person-hours of Maintenance and Production Support for that Application Package used in providing those Production Services provided by Worldspan during that month, multiplied by (ii) the then current M&P Support Percentage for that Application Package, multiplied by (iii) the then current Standard Cost Rate for a person-hour of Maintenance and Production Support.

(3)                                  For any Shared Resources used in connection with providing TPF Production Services, other than Maintenance and Production Support, from each Independent Complex, the Cost Recovery Amount shall be the sum of the following:

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

4.1-11

(A)                              An amount equal to (i) [**] of the Actual Costs incurred by Worldspan for those Shared Resources during that month, multiplied by (ii) a fraction, the numerator of which is the Billable Number of Active Terminals for that Independent Complex for the Delta Service Users for that month, and the denominator of which is the Total Number of Active Terminals for that Independent Complex for that month; and

(B)                                An amount equal to (i) [**] of the Actual Costs incurred by Worldspan for those Shared Resources during that month, multiplied by (ii) a fraction, the numerator of which is the Billable Number of TPF Weighted Message Units for that Independent Complex for the Delta Service Users for that month, and the denominator of which is the Total Number of TPF Weighted Message Units for that Independent Complex for that month.

(4)                                  For any Shared Resources used in connection with providing MVS Production Services, other than Maintenance and Production Support, from each Independent Complex, the Cost Recovery Amount shall be the sum of the following:

(A)                              An amount equal to (i) [**] of the Actual Costs incurred by Worldspan for those Shared Resources during that month, multiplied by (ii) a fraction, the numerator of which is the Billable Number of Active Terminals for that Independent Complex for the Delta Service Users for that month, and the denominator of which is the Total Number of Active Terminals for that Independent Complex for that month; and

(B)                                An amount equal to (i) [**] of the Actual Costs incurred by Worldspan for those Shared Resources during that month, multiplied by (ii) a fraction, the numerator of which is the Billable Number of CPU Hours for that Independent Complex for the Delta Service Users for that month, and the denominator of which is the Total Number of CPU Hours for that Independent Complex for that month.

(5)                                  For any Shared Resources used in connection with providing Non-System Production Services, other than Maintenance and Production Support, from each Independent Complex, the Cost Recovery Amount shall be the sum of the following:

(A)                              An amount equal to (i) [**] of the Actual Costs incurred by Worldspan for those Shared Resources during that month, multiplied by (ii) a fraction, the numerator of which is the Billable

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

4.1-12

Number of Active Terminals for that Independent Complex for the Delta Service Users for that month, and the denominator of which is the Total Number of Active Terminals for that Independent Complex for that month; and

(B)                                An amount equal to (i)  [**] of the Actual Costs incurred by Worldspan for those Shared Resources during that month, multiplied by (ii) a fraction, the numerator of which is the Billable Number of Messages for that Independent Complex for the Delta Service Users for that month, and the denominator of which is the Total Number of Messages for that Independent Complex for that month.

(c)                                  Cost Recovery Amounts for Network Services.  For each calendar month during the Term, the Cost Recovery Amounts for any Network Services then being provided for the Delta Service Users shall be determined in accordance with the following:

(1)                                  For any Dedicated Resources used in connection with providing those Network Services, the Cost Recovery Amount shall be an amount equal to the Actual Cost incurred by Worldspan for those Dedicated Resources during that month.

(2)                                  For any Shared Resources used in connection with providing those Network Services, the Cost Recovery Amount shall be the sum of the following:

(A)                              An amount equal to (i) the number of U.S. Messages processed by Worldspan for the Delta Service Users during that month, multiplied by (ii) the then current Standard Cost Rate for a U.S. Message;

(B)                                An amount equal to (i) the number of Non-U.S. Region 1/4 Messages processed by Worldspan for the Delta Service Users during that month, multiplied by (ii) the then current Standard Cost Rate for a Non-U.S. Region 1/4 Message; and

(C)                                An amount equal to (i) the number of Region 2/3 Messages processed by Worldspan for the Delta Service Users during that month, multiplied by (ii) the then current Standard Cost Rate for a Region 2/3 Message.

Section 4.                                          Shared Resource Measurement Units.  As of the Effective Date, the Shared Resource Measurement Units for each Service Category shall be as follows:

(a)                                  For Development Services, each of the following shall be a Shared Resource Measurement Unit:

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

4.1-13

(1)                                  Each person-hour of U.S. Development Resources provided by Worldspan.

(2)                                  Each person-hour of European Development Resources provided by Worldspan.

(3)                                  Each person-hour of Other Development Resources provided by Worldspan.

(4)                                  Each person-hour of Development Resources provided by Worldspan.

(b)                                 For Production Services, each of the following shall be a Shared Resource Measurement Unit:

(1)                                  Each person-hour of Maintenance and Production Support provided by Worldspan for any Application Package used in providing Production Services for the Delta Service Users.

(2)                                  Each Active Terminal for any Independent Complex that is operated by or on behalf of the Delta Service Users.

(3)                                  Each TPF Weighted Message Unit for the TPF Messages processed by Worldspan for the Delta Service Users.

(4)                                  Each CPU Hour used in performing MVS Production Services for the Delta Service Users.

(5)                                  Each Message processed by Worldspan for the Delta Service Users.

(c)                                  For Network Services, each of the following shall be a Shared Resource Measurement Unit:

(1)                                  Each U.S. Message processed by Worldspan for the Delta Service Users.

(2)                                  Each Non-U.S. Region 1/4 Message processed by Worldspan for the Delta Service Users.

(3)                                  Each Non-U.S. Region 2/3 Message processed by Worldspan for the Delta Service Users.

Section 5.                                          Standard Cost Rates. For each calendar month during the Term, the Standard Cost Rate for each of the Shared Resource Measurement Units and for each Independent Complex shall be (i) the Actual Cost incurred by Worldspan for the applicable Shared Resources relating to that Independent Complex, divided by (ii) the total volume of such Shared Resources Measurement Units applicable to all System Users supported by that Independent Complex during that calendar month.

4.1-14

Section 6.                                          Financial Planning Procedures.  In connection with Worldspan’s planning related to its resources and costs for a given calendar year, prior to October 15 of the preceding year, Delta shall provide to Worldspan, in such detail as may be reasonably requested by Worldspan, Delta’s best good faith projection of the type and amount of Airline Services to be used by the Delta Service Users during the given year, including the number of Shared Resource Measurement Units for each Service Category that will be applicable to the Delta Service Users during the given year.  Each such projection must be based upon all the relevant information known by or reasonably available to Delta.  In the event that Delta does not provide any such projection by the time specified therefor, then Worldspan may, in lieu thereof, utilize its own best good faith projection of the type and amount of Airline Services to be used by the Delta Service Users during the given year.  Prior to November 15 of the preceding year, Worldspan shall notify Delta of Worldspan’s best good faith projection of the applicable Standard Cost Rates for the given year, including supporting documentation reflecting the calculation thereof, including the projected G & A Percentage for the given year.  If and to the extent so requested by Delta, Worldspan shall meet with Delta to discuss areas where Delta believes the projected Standard Cost Rates are high and shall work in good faith with Delta to make reasonable business efforts to reduce those Standard Cost Rates.

Section 7.                                          Technology Planning and Costs.  For each given calendar year during the Term, prior to October 15 of the preceding year, Worldspan shall provide to Delta a plan, including projected costs, for the technology that Worldspan contemplates using in connection with the Airline Services to be provided for the Delta Service Users during the given year.  Delta shall have the right to review the plan and provide Worldspan with comments and suggestions thereon, which comments and suggestions, if any, shall be duly considered by Worldspan.  Worldspan shall use commercially reasonable efforts, including taking advantage of new technologies and efficiencies, to minimize the costs for which Delta is responsible hereunder and shall exercise substantially the same discipline and control with respect to those costs as it does with respect to costs relating to other aspects of its business.

4.1-15

EXHIBIT I

TO

SCHEDULE 4.1

DELTA MESSAGE TYPES

•                  All Message types processed by the Independent Complex operated to provide Internal Reservations Services for Delta.

•                  All Message types processed by the Independent Complex operated to provide Airline Support Services for Delta.

•                  The following Message types processed by the Independent Complex operated to provide both CRS Services and Airline Services:

Message Type	Message Description

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

4.1-I-i

SCHEDULE 4.4(a)

DELTA FASA CREDIT SCHEDULE

A Calendar Month During Term	B* Delta FASA Credit
July 2003	$1,388,888.89
August 2003	1,388,888.89
September 2003	1,388,888.89
October 2003	1,388,888.89
November 2003	1,388,888.89
December 2003	1,388,888.89
January 2004	1,388,888.89
February 2004	1,388,888.89
March 2004	1,388,888.89
April 2004	1,388,888.89
May 2004	1,388,888.89
June 2004	1,388,888.89
July 2004	1,388,888.89
August 2004	1,388,888.89
September 2004	1,388,888.89
October 2004	1,388,888.89
November 2004	1,388,888.89
December 2004	1,388,888.89
January 2005	1,388,888.89
February 2005	1,388,888.89
March 2005	1,388,888.89

*With respect only to periods during an Insolvency or Liquidation Proceeding (as defined in the Delta Subordination Agreement) and only for so long as such Insolvency or Liquidation Proceeding continues and the Delta Subordination Agreement is in effect, in any period beginning on July 1 of any year and ending on June 30 of the immediately succeeding year (each such period, a “FASA Credit Carryover Period”), Delta may carry forward from one month to another month during such FASA Credit Carryover Period, any Delta FASA Credits not used during such prior month in such Delta FASA Credit Carryover Period, it being understood that (i) except as set forth in clause (iii) below, Delta FASA Credits may not be carried forward from one FASA Credit Carryover Period to another FASA Credit Carryover Period, (ii) the maximum amount of Delta FASA Credits that may be credited during any FASA Credit Carryover Period shall not exceed $16.7 million during each of the first six FASA Credit Carryover Periods, $9.2 million during each of the seventh and eighth FASA Credit Carryover Periods, and $6.7 million during the ninth FASA Credit Carryover Period and (iii) notwithstanding anything to the contrary herein or in the Delta Subordination Agreement, any Delta FASA Credits not used prior to the end of the ninth FASA Credit Carryover Period may be applied at any time by Delta as a credit against any fees for services provided by Worldspan pursuant to this Agreement or shall be paid in full in cash in accordance with Section 4.4 of this Agreement.

4.4(a)-1

A Calendar Month During Term	B* Delta FASA Credit
April 2005	1,388,888.89
May 2005	1,388,888.89
June 2005	1,388,888.89
July 2005	1,388,888.89
August 2005	1,388,888.89
September 2005	1,388,888.89
October 2005	1,388,888.89
November 2005	1,388,888.89
December 2005	1,388,888.89
January 2006	1,388,888.89
February 2006	1,388,888.89
March 2006	1,388,888.89
April 2006	1,388,888.89
May 2006	1,388,888.89
June 2006	1,388,888.89
July 2006	1,388,888.89
August 2006	1,388,888.89
September 2006	1,388,888.89
October 2006	1,388,888.89
November 2006	1,388,888.89
December 2006	1,388,888.89
January 2007	1,388,888.89
February 2007	1,388,888.89
March 2007	1,388,888.89
April 2007	1,388,888.89
May 2007	1,388,888.89
June 2007	1,388,888.89
July 2007	1,388,888.89
August 2007	1,388,888.89
September 2007	1,388,888.89
October 2007	1,388,888.89
November 2007	1,388,888.89
December 2007	1,388,888.89
January 2008	1,388,888.89
February 2008	1,388,888.89
March 2008	1,388,888.89
April 2008	1,388,888.89

4.4(a)-2

A Calendar Month During Term	B* Delta FASA Credit
May 2008	1,388,888.89
June 2008	1,388,888.89
July 2008	1,388,888.89
August 2008	1,388,888.89
September 2008	1,388,888.89
October 2008	1,388,888.89
November 2008	1,388,888.89
December 2008	1,388,888.89
January 2009	1,388,888.89
February 2009	1,388,888.89
March 2009	1,388,888.89
April 2009	1,388,888.89
May 2009	1,388,888.89
June 2009	1,388,888.89
July 2009	763,888.89
August 2009	763,888.89
September 2009	763,888.89
October 2009	763,888.89
November 2009	763,888.89
December 2009	763,888.89
January 2010	763,888.89
February 2010	763,888.89
March 2010	763,888.89
April 2010	763,888.89
May 2010	763,888.89
June 2010	763,888.89
July 2010	763,888.89
August 2010	763,888.89
September 2010	763,888.89
October 2010	763,888.89
November 2010	763,888.89
December 2010	763,888.89
January 2011	763,888.89
February 2011	763,888.89
March 2011	763,888.89
April 2011	763,888.89
May 2011	763,888.89
June 2011	763,888.89

4.4(a)-3

A Calendar Month During Term	B* Delta FASA Credit
July 2011	555,555.55
August 2011	555,555.55
September 2011	555,555.55
October 2011	555,555.55
November 2011	555,555.55
December 2011	555,555.55
January 2012	555,555.55
February 2012	555,555.55
March 2012	555,555.55
April 2012	555,555.55
May 2012	555,555.55
June 2012	555,555.51
TOTAL	$125,000,000.00

4.4(a)-4

SCHEDULE 4.4(b)(2)

WORLDSPAN/DELTA INDEMNITY CLAIM ESCROW AGREEMENT

WORLDSPAN/DELTA INDEMNITY CLAIM ESCROW AGREEMENT, dated as of                      , 20     (the “Escrow Agreement”), by and among Delta Air Lines, Inc., a corporation organized and existing under the laws of Delaware (“Delta”), Travel Transaction Processing Corporation, a corporation organized and existing under the laws of Delaware (“Buyer”), Worldspan, L.P., a limited partnership organized and existing under the laws of Delaware (“Worldspan”), and [The Bank of New York, a New York banking corporation], as escrow agent (the “Escrow Agent”).

WHEREAS, Delta, NWA Inc., American Airlines, Inc., and NewCRS Limited, Inc. (each, a Seller and collectively, the “Sellers”), Buyer and Worldspan have entered into the Partnership Interest Purchase Agreement, dated as of March 3, 2003 (as amended, the “Purchase Agreement”), pursuant to which, among other things, Buyer has acquired directly or indirectly all of the outstanding general partnership interests and limited partnership interests of Worldspan, and Sellers severally have caused the direct or indirect sale of such partnership interests to Buyer on the terms and conditions set forth therein;

WHEREAS, under a promissory note made by Buyer in favor of Delta in the initial principal amount of $45,000,000, dated as of June 30, 2003 (including Additional Notes (as defined in such promissory note)) (the “Delta Note”), Buyer may from time to time recoup against its obligations to make certain payments thereunder by depositing with Escrow Agent amounts otherwise payable to Delta thereunder into an escrow account established on behalf of Delta (the “Escrow Account”) on the terms and conditions set forth herein;

WHEREAS, under the Delta Founder Airline Services Agreement, dated as of June 30, 2003, by and between Delta and Worldspan (the “Delta Services Agreement”), Worldspan may from time to time recoup against its obligations to make certain payments or to provide certain credits thereunder by depositing with Escrow Agent amounts otherwise payable or deliverable to Delta thereunder into the Escrow Account on the terms and conditions set forth herein; and

WHEREAS, the Escrow Agent is willing to establish the Escrow Account on the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

4.4(b)(2)-1

1.                                       Establishment of Escrow Fund.

1.1                                 (a)                                  Subject to Section 1.1(b), from time to time, pursuant to and in accordance with the terms of the Delta Note, Buyer may recoup against its obligations to make certain cash payments to Delta thereunder by depositing with Escrow Agent into the Escrow Account all or a portion of the amount of such payments (each, a “Delta Note Deposit”).  Subject to Section 1.1(b) and if and only if all or a portion of the Delta Note is transferred to a third party in accordance with the terms thereof such that the Delta Group (as defined in Section 16.7) no longer holds, in the aggregate, a portion of the Delta Note evidencing at least $24,000,000 in principal amount (any such transfer, a “Delta Note Transfer”), from time to time, pursuant to and in accordance with the terms of the Delta Services Agreement, Worldspan may recoup against its obligations to make certain payments or to provide certain credits to Delta thereunder by depositing with Escrow Agent into the Escrow Account all or a portion of the amount of such recoupments, payments or credits (each, a “Delta FASA Deposit”).  Simultaneously with each deposit into the Escrow Account, Buyer shall designate in a Delta Indemnity Claim Notice (as defined in Section 3.1), the portion, if any, of such deposit which represents a Delta Note Deposit and the portion, if any, of such deposit which represents a Delta FASA Deposit.  Escrow Agent shall notify Delta and Buyer in writing of its receipt of each Delta Note Deposit and Delta FASA Deposit promptly after receipt thereof.

(b)                                 The cumulative aggregate amount that can be held in the Escrow Account shall not exceed an amount (the “Delta Cap Amount”) equal to (i) $24,000,000, less (ii) the amount of the aggregate principal and interest then outstanding under any portion of the Delta Note then held by any one or more members of the Delta Group at the time of determination (the “Retained Delta Note Amount”) and less (iii) the cumulative aggregate amount distributed to Buyer from the Escrow Account in connection with any Delta Final Determination (as defined in Section 3.3) of any Delta Indemnity Claim (as defined in Section 3.1) pursuant to Section 4.

(c)                                  Within five (5) Business Days after the end of each calendar quarter and at the time of any Delta Note Transfer, Delta and Buyer shall deliver to Escrow Agent a statement specifying the Retained Delta Note Amount outstanding as of the last day of such calendar quarter and immediately after any such Delta Note Transfer, respectively.  Escrow Agent may conclusively rely upon each such statement.

1.2                                 (a)                                  If a Delta Note Transfer has occurred prior to the occurrence of a Delta General Termination or a Delta Bankruptcy FASA Rejection and at the time the Delta General Termination or the Delta Bankruptcy FASA Rejection, as the case may be, occurs (A) the sum of (i) the cumulative aggregate amount of funds held in the Escrow Account, (ii) the Retained Delta Note Amount (after giving effect to such Delta Note Transfer) and (iii) the cumulative aggregate amount distributed to Buyer from the Escrow Account in connection with any Delta Final Determination of any Delta Indemnity Claim pursuant to Section 4 is less than (B) the smaller of $24,000,000 and, if the Delta General Termination or the Delta Bankruptcy FASA Rejection, as the case may be, occurs after September 30, 2004, the aggregate amount of all Delta Indemnity Claims outstanding as of such date, then Delta shall deposit with Escrow Agent into the Escrow Account, simultaneously with the Delta General Termination or the Delta

4.4(b)(2)-2

Bankruptcy FASA Rejection, as the case may be, such shortfall amount.  Simultaneously with such deposit, Delta and Buyer shall notify Escrow Agent in writing that a Delta General Termination or a Delta Bankruptcy FASA Rejection, as the case may be, has occurred and that such deposit is being made pursuant to this Section 1.2(a).

(b)                                 If a Delta Note Transfer has occurred prior to the occurrence of a Delta Continuing Payment Termination or a Worldspan Bankruptcy Delta FASA Rejection and at the time the Delta Continuing Payment Termination or Worldspan Bankruptcy Delta FASA Rejection, as the case may be, occurs (A) the sum of (i) the cumulative aggregate amount of funds held in the Escrow Account, (ii) the Retained Delta Note Amount (after giving effect to such Delta Note Transfer) and (iii) the cumulative aggregate amount distributed to Buyer from the Escrow Account in connection with any Delta Final Determination of any Delta Indemnity Claim pursuant to Section 4 is less than (B) the smaller of $24,000,000 and, if the Delta Continuing Payment Termination or Worldspan Bankruptcy Delta FASA Rejection, as the case may be, occurs after September 30, 2004, the aggregate amount of all Delta Indemnity Claims outstanding as of such date, then all amounts payable by Worldspan to Delta pursuant to a Delta Continuing Payment Termination or Worldspan Bankruptcy Delta FASA Rejection, as the case may be, shall be deposited by Worldspan into the Escrow Account until the amount of funds so deposited shall equal such shortfall amount and, thereafter, all amounts payable by Worldspan to Delta pursuant to a Delta Continuing Payment Termination or a Worldspan Bankruptcy Delta FASA Rejection, as the case may be, shall be paid to Delta directly.  Simultaneously with such deposit, Delta and Buyer shall notify Escrow Agent in writing that a Delta Continuing Payment Termination or Worldspan Bankruptcy Delta FASA Rejection, as the case may be, has occurred and that such deposit is being made pursuant to this Section 1.2(b).

(c)                                  If a Delta Note Transfer occurs after the occurrence of a Delta Termination Event, and at the time of the Delta Note Transfer, (A) the sum of (i) the cumulative aggregate amount of funds held in the Escrow Account, (ii) the Retained Delta Note Amount (after giving effect to such Delta Note Transfer) and (iii) the cumulative aggregate amount distributed to Buyer from the Escrow Account in connection with any Delta Final Determination of any Delta Indemnity Claim pursuant to Section 4 is less than (B) the smaller of $24,000,000 and, if the Delta Note Transfer occurs after September 30, 2004, the aggregate amount of all Delta Indemnity Claims outstanding as of such date, Delta shall deposit with Escrow Agent into the Escrow Account, at the time of such Delta Note Transfer, such shortfall amount.  Simultaneously with such deposit, Delta and Buyer shall notify Escrow Agent in writing that a Delta Note Transfer has occurred and that such deposit is being made pursuant to this Section 1.1(c).

1.3                                 Escrow Agent agrees to hold, invest and dispose of all funds received pursuant to this Section 1 and any dividends, distributions, interest and other income accumulation or capital appreciation received therefrom (hereinafter collectively referred to as the “Escrow Fund”) in accordance with the terms and conditions of this Escrow Agreement.

1.4                                 The Escrow Fund is being held for the benefit of Delta and Buyer as their interests may appear.  Delta’s and Buyer’s respective beneficial interests in the escrow funds will be established pursuant to a Delta Final Determination for all purposes, including the

4.4(b)(2)-3

determination of the portion of such funds constituting property of a Delta or Buyer bankruptcy estate.  Any recoupments, payments or credits which are deposited into the Escrow Account shall be deemed to occur on the date of such deposit.

2.                                       Investment of Escrow Fund; Accounting.

2.1                                 Escrow Agent shall invest all of the Escrow Fund (A) as designated by Delta in writing to Escrow Agent in (i) short-term negotiable certificates of deposit (not in excess of sixty (60) days) in a commercial bank having a combined capital and surplus of at least $1,000,000,000; (ii) short-term commercial paper rated “prime-1” by Moody’s Investors Service, Inc. and “A-1” by Standard & Poors Corporation; and/or (iii) short-term obligations of or guaranteed by the United States government or a money market fund whose investments are made strictly in obligations with remaining maturities of one year or less issued or guaranteed by the full faith and credit of the United States government; and/or (B) in such other investments as may be specifically approved in a writing duly executed by Delta and Buyer.

2.2                                 For the Escrow Fund, Escrow Agent shall maintain a ledger in Escrow Agent’s customary form setting forth (i) the amount of the Escrow Fund attributable to payments made into such escrow fund pursuant to Section 1 and (ii) the amount of the Escrow Fund attributable to dividends, distributions, interest and other income accumulation or capital appreciation in respect of such escrow fund.

3.                                       Notice of Claims Against Delta.

3.1                                 If Buyer shall assert a claim against Delta for any amount owing to Buyer pursuant to Section 8.2(a) or 8.2(b) of the Purchase Agreement (“Delta Indemnity Claim”), which Delta Indemnity Claim can only be made to the extent permitted under the Purchase Agreement and which can only be made against payments and/or credits owed to Delta under the Delta Services Agreement to the extent permitted thereunder after a Delta Note Transfer has occurred, Buyer shall give written notice of such Delta Indemnity Claim (“Delta Indemnity Claim Notice”) to each of Delta and Escrow Agent; provided, however, that no Delta Indemnity Claim may be asserted under this Escrow Agreement after September 30, 2004.  Each Delta Indemnity Claim Notice shall (i) indicate that a Delta Indemnity Claim is being asserted, (ii) indicate the amount of Losses (as defined in the Purchase Agreement) which Buyer has suffered or is reasonably likely to suffer (“Delta Indemnity Claim Amount”) and (iii) include a statement from Buyer that (x) Buyer has delivered to Delta written notice of such Delta Indemnity Claim pursuant to and in accordance with Section 8.2(f) of the Purchase Agreement and (y) if applicable, the Seller Mini-Basket Amount, the Seller General Basket Amount, the Worldspan Mini-Basket Amount or the Worldspan General Basket Amount has been exceeded in accordance with Section 8.2(a) or 8.2(b), as applicable, of the Purchase Agreement.

3.2                                 A Delta Indemnity Claim shall be considered outstanding unless (i) it has been withdrawn by Buyer by written notice to Escrow Agent and Delta or (ii) there has been a Delta Final Determination (as defined in Section 3.3) with respect to such Delta Indemnity Claim and any Delta Indemnity Claim Amounts to which Buyer and/or Delta is entitled pursuant to the

4.4(b)(2)-4

applicable Delta Final Determination have been distributed to Buyer and/or Delta, as the case may be.

3.3                                 As used herein, the term “Delta Final Determination” shall mean, with respect to any Delta Indemnity Claim, (i) a written compromise or settlement executed by Delta and Buyer and, if required, approved by the court or arbitrator before which any such matter may be pending, or (ii) a final order, decree or judgment of an arbitrator or a court or agency of competent jurisdiction in the United States of America (the time for appeal having expired or no appeal having been taken) directing as to the disposition of such Delta Indemnity Claim.  Each Delta Final Determination shall include the amount, if any, to be paid by Escrow Agent to Buyer and/or Delta in respect of the applicable Delta Indemnity Claim.

4.                                       Delivery of Escrow Fund By Escrow Agent.

4.1                                 Escrow Agent shall pay to Delta all income or gain earned and received on or with respect to the Escrow Fund on the last Business Day of each quarter, with the first quarter commencing on the first day of the first calendar month after the date hereof.

4.2                                 Escrow Agent shall distribute the Escrow Fund (other than that portion of the Escrow Fund attributable to income or gain earned and received on or with respect to the Escrow Fund which shall be paid to Delta in accordance with Section 4.1) as follows:

(a)                                  For so long as the Retained Delta Note Amount equals at least $24,000,000 or at any time after September 30, 2004, each time (A) the amount of the Escrow Fund (excluding any portion thereof attributable to income or gain earned and received on or with respect to the Escrow Fund which shall be paid to Delta in accordance with Section 4.1) exceeds (B) the aggregate amount of all outstanding Delta Indemnity Claims, Delta and Buyer shall jointly and promptly instruct Escrow Agent in writing to transfer such excess amount to Delta.  Upon receipt of such notice, Escrow Agent shall immediately transfer such excess amount to Delta.

(b)                                 In respect of each Delta Indemnity Claim, Escrow Agent shall distribute out of the Escrow Fund (i) to Buyer the amount shown as owing by Delta to Buyer in the Delta Final Determination of such Delta Indemnity Claim, and (ii) to Delta the amount by which the applicable Delta Indemnity Claim Amount exceeds the amount paid to Buyer under clause (i) above; provided, however, that (x) no amounts shall be distributed to Delta under Section 4.2(b)(ii) after the later of a Delta Note Transfer and a Delta Termination Event unless such distribution is otherwise permitted pursuant to clause (a), (c) or (d) of this Section 4.2, and (y) in no event shall Escrow Agent distribute to Buyer in respect of all Delta Indemnity Claims more than the lesser of (A) $24,000,000 or (B) the aggregate amount required to be paid by Escrow Agent pursuant to Delta Final Determinations of Delta Indemnity Claims.

(c)                                  All amounts held by Escrow Agent in the Escrow Account (other than amounts attributable to income or gain earned and received on or with respect to the Escrow Fund which shall be paid to Delta in accordance with Section 4.1) in excess of the Delta Cap Amount shall from time to time be immediately distributed to Delta.

4.4(b)(2)-5

(d)                                 Escrow Agent shall promptly distribute the remainder, if any, of the Escrow Fund (excluding any portion thereof attributable to income or gain earned and received on or with respect to the Escrow Fund which shall be paid to Delta in accordance with Section 4.1) to Delta after the later of (i) September 30, 2004 and (ii) such time as there are no outstanding Delta Indemnity Claims as determined under Section 3.2 of this Escrow Agreement.

5.                                       Taxation of Income Earned on Escrow Fund.

The Escrow Fund shall be treated for federal income tax purposes as a grantor trust, the income of which shall be taxable to Delta as the “grantor” of such grantor trust.  Delta shall provide Escrow Agent with a properly completed and executed IRS Form W-9.  Delta shall hold Buyer harmless from any and all tax liability arising in the event that Buyer is treated as the tax owner of all or any portion of the income on the Escrow Fund.

6.                                       Wire Transfer Instructions.

6.1                                 All deposits or payments to be made by Buyer, Worldspan and/or Delta to Escrow Agent into the Escrow Account under this Escrow Agreement shall made by wire transfer of immediately available funds to the following account:

or to such other account as Escrow Agent may designate in writing to Buyer and Delta.

6.2                                 All payments required to be made by Escrow Agent to Delta under this Escrow Agreement shall made by wire transfer of immediately available funds to the following account:

or to such other account as Delta may designate in writing to Escrow Agent.

6.3                                 All payments required to be made by Escrow Agent to Buyer under this Escrow Agreement shall made by wire transfer of immediately available funds to the following account:

or to such other account as Buyer may designate in writing to Escrow Agent.

4.4(b)(2)-6

7.                                       Duties etc. of Escrow Agent.

7.1                                 Escrow Agent undertakes to perform only such duties as are expressly set forth herein.  Escrow Agent shall not be bound by any waiver, modification, amendment, termination, cancellation or revision of this Escrow Agreement, unless any of the foregoing is in writing and signed by all other parties hereto, and, if Escrow Agent’s duties hereunder are affected, unless Escrow Agent shall have given its prior written consent thereto.  Escrow Agent shall not be bound by any assignment by any party hereto of its rights hereunder unless Escrow Agent shall have received written notice thereof from the assignor.  Escrow Agent shall perform any acts ordered by a court of competent jurisdiction.  The obligations and duties of Escrow Agent are confined to those contained in this Escrow Agreement.

7.2                                 Escrow Agent makes no representation as to the validity, value, genuineness or collectibility of any security or other document or instrument held by or delivered to Escrow Agent.

7.3                                 Escrow Agent shall be entitled to the fees set forth in Exhibit A hereto for its services as Escrow Agent hereunder and to reimbursement for any reasonable out-of-pocket fees and other expenses incurred by Escrow Agent in connection with (i) the performance of its duties hereunder and (ii) services required on account of disputes between Delta, on the one hand, and Buyer and/or Worldspan, on the other hand.  Buyer shall bear 50% of such fees and expenses and Delta shall bear 50% of such fees and expenses.  Escrow Agent shall deliver to Buyer and/or Delta upon request a detailed accounting as to all fees and reimbursable expenses claimed by Escrow Agent.

7.4                                 Buyer and Delta hereby severally agree to indemnify Escrow Agent for, and hold it harmless against, any and all claims, suits, actions, proceedings, investigations, judgments, deficiencies, damages, settlements, liabilities and expenses (including reasonable legal fees and expenses of attorneys chosen by Escrow Agent) as and when incurred, arising out of or based upon any act, omission, alleged act or alleged omission by Escrow Agent or any other cause, in any case in connection with the acceptance of, or performance or non-performance by Escrow Agent of, any of Escrow Agent’s duties under this Escrow Agreement, except as a result of Escrow Agent’s willful misconduct, gross negligence, bad faith or willful breach of this Escrow Agreement.  The parties shall severally allocate the responsibility for the indemnity obligations contained in this Section 7.4 in the same manner as the responsibility for fees and expenses are allocated in Section 7.3.  The foregoing indemnity shall survive the termination of this Escrow Agreement.

Except in cases of Escrow Agent’s willful misconduct, gross negligence, bad faith or willful breach of this Escrow Agreement, Escrow Agent shall be fully protected by acting in reliance upon any certificate, statement, request, notice, advice, direction or other agreement or instrument or signature believed by Escrow Agent to be genuine, by assuming that any Person (as defined in Section 16.9) purporting to give Escrow Agent any of the foregoing in accordance with the provisions hereof, or in connection with either this Escrow Agreement or Escrow Agent’s duties hereunder, has been duly authorized to do so, or by acting or failing to act in good faith on the advice of any counsel retained by Escrow Agent.  Escrow Agent shall not be liable

4.4(b)(2)-7

for any mistake of fact or law or any error of judgment, or for any act or omission, except as a result of its willful misconduct, gross negligence, bad faith or willful breach of this Escrow Agreement.

7.5                                 Escrow Agent shall incur no liability whatever in connection with its duties hereunder except for willful misconduct, gross negligence, bad faith or willful breach of this Escrow Agreement so long as it acts in good faith. In the event that Escrow Agent shall be uncertain as to its duties or rights hereunder, or shall receive any certificate, statement, request, notice, advice, direction or other agreement or instrument or signature from any other party with respect to the Escrow Fund, which, in Escrow Agent’s opinion, is in conflict with any of the provisions of this Escrow Agreement, or shall be advised that a dispute has arisen with respect to the payment, ownership or right of possession of the Escrow Fund or any part thereof (or as to the delivery, non-delivery or content of any certificate, statement, request, notice, advice, direction or other agreement or instrument or signature), Escrow Agent shall be entitled, without liability to any Person, to refrain from taking any action other than to use its reasonable efforts to keep safely the Escrow Fund, until Escrow Agent shall be directed otherwise in accordance herewith, but Escrow Agent shall be under no duty to institute or defend any proceeding, although Escrow Agent may, in its discretion and at the expense of the parties allocated severally in the same manner as the allocation of fees and expenses as provided in Section 7.3 hereof, institute or defend such proceedings.

7.6                                 If, at any time, there shall exist any dispute between Delta, on the one hand, and Buyer and/or Worldspan, on the other hand, with respect to the holding or disposition of any portion of the Escrow Fund, or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine the proper disposition of any portion of the Escrow Fund, or Escrow Agent’s proper actions with respect to its obligations hereunder, then Escrow Agent may petition (by means of an interpleader action or any other appropriate method) the Supreme Court of the State of New York, County of New York, or the U.S. District Court for the Southern District of New York, for instructions with respect to such dispute, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of the applicable court, all funds held by it in the Escrow Fund.  All costs incident to such matter are recoverable by Escrow Agent from Buyer and Delta severally allocated in the same manner as the allocation of fees and expenses as provided in Section 7.3 hereof.

8.                                       Resignation; Successor Escrow Agent.

8.1                                 Escrow Agent may resign and be discharged from its duties or obligations hereunder at any time by giving no less than thirty (30) Business Days prior written notice of such resignation to Buyer and Delta specifying the date when such resignation shall take effect; provided, however, that no such resignation shall be effective unless and until Buyer and Delta have selected a successor Escrow Agent and such successor Escrow Agent shall have assumed all of the obligations of Escrow Agent hereunder.  Upon receipt of written notice from Buyer and Delta that a successor Escrow Agent has been selected and assumed the obligations of Escrow Agent hereunder, Escrow Agent shall promptly deliver the Escrow Fund to such successor Escrow Agent and render the accounting required by Section 8.3 and shall thereafter have no further obligations hereunder.

4.4(b)(2)-8

8.2                                 Buyer and Delta acting together shall have the right to terminate the appointment of Escrow Agent hereunder by giving notice in writing of such termination to Escrow Agent, specifying the date upon which such termination shall take effect.  In the event of such termination, Buyer and Delta agree that they will jointly appoint a successor Escrow Agent within thirty (30) Business Days of such notice and Escrow Agent hereby agrees that it shall promptly deliver the Escrow Fund to such successor Escrow Agent and render the accounting required by Section 8.3 and that it shall thereafter have no further obligations hereunder.  Upon receipt of the Escrow Fund, the successor Escrow Agent shall thereupon be bound by all of the provisions hereof.

8.3                                 In the event of the resignation or removal of Escrow Agent or upon the termination of the Escrow Agreement pursuant to Section 9 and if requested in writing by either Buyer or Delta, Escrow Agent shall render to Buyer and Delta and to the successor Escrow Agent, if any, an accounting in writing of the property constituting the Escrow Fund and all distributions therefrom.

9.                                       Termination of the Escrow Agreement.

This Escrow Agreement, except for Section 7.4 hereof which shall continue in effect, shall terminate on the date on which the last distribution required to be made by Escrow Agent pursuant to Section 4 is made and the balance of the Escrow Fund is zero; provided, however, that this Escrow Agreement shall not terminate earlier than September 30, 2004.

10.                                 Governing Law.

THIS ESCROW AGREEMENT IS INTENDED AS A CONTRACT UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES WOULD PERMIT OR REQUIRE THE APPLICATION OF LAW OF ANY OTHER JURISDICTION), INCLUDING WITHOUT LIMITATION AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEABILITY AND PERFORMANCE.

11.                                 Notices.

Notices and other communications provided for herein shall be in writing (which shall include notice by facsimile transmission) and shall be delivered or mailed (or if by graphic scanning or other facsimile communications equipment of the sending party hereto, delivered by such equipment), addressed as follows:

4.4(b)(2)-9

If to Delta:
Delta Air Lines, Inc.
1030 Delta Blvd.
Atlanta, GA 30320
	Attention:	Executive Vice President & Chief Financial Officer
Fax No.: (404) 715-4098

and to:
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004
	Attention:	Kenneth A. Lefkowitz, Esq.
Fax No: (212) 422-4726

Delta Air Lines, Inc.
1030 Delta Blvd.
Atlanta, GA 30320
	Attention:	Senior Vice President & General Counsel
Fax No.: (404) 715-2233

If to Buyer or Worldspan:
Worldspan, L.P.
300 Galleria Parkway, N.W.
Suite 2100
Atlanta, Georgia 30339
	Attention:	General Counsel
Fax No.: (770) 563-7878

with copies to:

Citigroup Venture Capital Equity Partners, LP
399 Park Avenue, 14th Floor
New York, New York 10022
	Attention:	Joseph Silvestri
Fax No: (212) 888-2940

Ontario Teachers’ Pension Plan Board
5650 Yonge Street
Toronto, Ontario M2M 4H5
	Attention:	Shael Dolman
Fax No.: (416) 730-5082

4.4(b)(2)-10

and to:
Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania 19103
	Attention:	Geraldine A. Sinatra
Fax No.: (215) 994-2222

Debevoise & Plimpton
919 Third Avenue
New York, New York 10022
	Attention:	Margaret A. Davenport
Fax No.: (212) 909-6836

If to Escrow Agent:
[ ]

Attention:
Fax No:

or to such other address as the applicable party may from time to time designate in writing in accordance with this Section 11.  All notices and other communications given to any party hereto in accordance with the provisions of this Escrow Agreement shall be deemed to have been given when delivered if delivered by hand, when transmission confirmation is received if delivered by facsimile, three (3) Business Days after mailing if mailed, and one Business Day after deposit with an overnight courier service if delivered by overnight courier.  Notwithstanding the foregoing, if a notice or other communication is actually received after 5:00 p.m. at the recipient’s designated address, such notice or other communication shall be deemed to have been given the later of (i) the next Business Day or (ii) the Business Day on which such notice or other communication is deemed to have been given pursuant to the immediately preceding sentence.

12.                                 No Assignment.

This Escrow Agreement shall be binding upon and inure to the benefit of the successors, heirs, beneficiaries, distributees and permitted assigns of the parties hereto.  No assignment of any rights or delegation of any obligations provided for herein may be made by Escrow Agent except in accordance with the provisions of this Escrow Agreement and neither Buyer or Worldspan, on the one hand, nor Delta, on the other hand, may assign its rights or obligations hereunder without the prior written consent of Delta or Buyer, respectively, and any such attempted assignment or delegation without such consent shall be void.  Notwithstanding the foregoing, Buyer may assign any of its rights and obligations hereunder in whole or in part to any Affiliate (as defined in Section 16.1) of Buyer and may collaterally assign its rights hereunder to any lender or financing source to Buyer, in each case, without the consent of the other parties hereto; provided, however, that no such assignment by Buyer shall relieve Buyer

4.4(b)(2)-11

from any of its obligations hereunder.  Any corporation, association or agency into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Escrow Agent hereunder and vested with all of the powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further set, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

13.                                 Counterparts.

This Escrow Agreement may be executed in two or more counterparts, each of which will be deemed to be an original copy of this Escrow Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement.

14.                                 Section Headings.

The section headings contained in this Escrow Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation hereof.

15.                                 Entire Agreement; Construction.

This Escrow Agreement, the Delta Note, the Delta Services Agreement and the Purchase Agreement and any ancillary documents thereto constitute the entire understanding of the parties hereto with respect to the subject matter hereof.  Nothing contained in this Escrow Agreement shall be deemed to require either Buyer or Worldspan to exercise its rights under this Escrow Agreement in connection with any claims it may have under the Purchase Agreement in lieu of any other rights or remedies under such other agreements.

16.                                 Certain Defined Terms.

16.1                           As used in this Escrow Agreement, “Affiliate” shall mean, as to any specified Person, any other Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person.  For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

16.2                           As used in this Escrow Agreement, “Business Day” shall mean any day except Saturday, Sunday or any other day on which commercial banks in New York, New York, U.S.A. are authorized or required by law to remain closed.

16.3                           As used in this Escrow Agreement, “Delta Bankruptcy” shall mean any proceeding instituted by or against Delta seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization

4.4(b)(2)-12

or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for substantially all of its property.

16.4                           As used in this Escrow Agreement, “Delta Bankruptcy FASA Rejection” shall mean, in the event of a Delta Bankruptcy, a rejection of the Delta Services Agreement in such proceeding.

16.5                           As used in this Escrow Agreement, “Delta Continuing Payment Termination” shall mean a termination of the Delta Services Agreement by Delta as the result of an Event of Default with respect to Worldspan pursuant to Section 7.2(b) of the Delta Services Agreement, unless such Event of Default is based, in whole or in part, upon Worldspan’s failure to meet either (i) an Intermediate Performance Standard or a Minimum Performance Standard for either High Severity Impacts or Severity 2 Impacts, as set forth in Schedule 2.2 to the Delta Services Agreement, or (ii) any Improved Performance Standard, as defined in the Delta Services Agreement.  It is acknowledged and agreed that if the Delta Services Agreement is amended to incorporate Improved Performance Standards, as provided in Section 2.12(c) of the Delta Services Agreement, a termination of the Delta Services Agreement by Delta as the result of an Event of Default based solely upon Worldspan’s failure to meet Original Performance Standards, as provided in Section 2.12(c) of the Delta Services Agreement, will be a Delta Continuing Payment Termination, unless such Event of Default is based, in whole or in part, upon Worldspan’s failure to meet either an Intermediate Performance Standard or a Minimum Performance Standard for either High Severity Impacts or Severity 2 Impacts, as set forth in Schedule 2.2 to the Delta Services Agreement, in which event such termination shall be a Delta General Termination.

16.6                           As used in this Escrow Agreement, “Delta General Termination” shall mean a termination of the Delta Services Agreement (i) by Delta pursuant to Section 7.1 of the Delta Services Agreement, (ii) by Worldspan as the result of an Event of Default with respect to Delta pursuant to Section 7.2(a) of the Delta Services Agreement, (iii) by Delta as a result of an Event of Default with respect to Worldspan pursuant to Section 7.2(b) of the Delta Services Agreement, but only if such Event of Default is based, in whole or in part, upon Worldspan’s failure to meet either (x) an Intermediate Performance Standard or a Minimum Performance Standard for either High Severity Impacts or Severity 2 Impacts, as set forth in Schedule 2.2 to the Delta Services Agreement, or (y) any Improved Performance Standard, as defined in the Delta Services Agreement, or (iv) by Delta pursuant to Section 9.2 of the Delta Services Agreement.

16.7                           As used in this Escrow Agreement, “Delta Group” shall mean Delta and its Affiliates.

16.8                           As used in this Escrow Agreement, “Delta Termination Event” shall mean a Delta Continuing Payment Termination, a Worldspan Bankruptcy Delta FASA Rejection, a Delta General Termination or a Delta Bankruptcy FASA Rejection.

16.9                           As used in this Escrow Agreement, “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock

4.4(b)(2)-13

company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

16.10                     As used in this Escrow Agreement, “TTPC/American Escrow Agreement” shall mean the TTPC/American Indemnity Claim Escrow Agreement among American Airlines, Inc., Buyer and Escrow Agent, or the form thereof if such agreement has not been entered into as of the applicable time.

16.11                     As used in this Escrow Agreement, “Worldspan Bankruptcy” shall mean any proceeding instituted by or against Worldspan seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for substantially all of its property.

16.12                     As used in this Escrow Agreement, “Worldspan Bankruptcy Delta FASA Rejection” shall mean, in the event of a Worldspan Bankruptcy, a rejection of the Delta Services Agreement in such proceeding.

16.13                     As used in this Escrow Agreement, “Worldspan/Northwest Escrow Agreement” shall mean the Worldspan/Northwest Indemnity Claim Escrow Agreement among Northwest Airlines, Inc., Buyer, Worldspan and Escrow Agent, or the form thereof if such agreement has not been entered into as of the applicable time.

17.                                 Amendments; Waivers.

17.1                           This Escrow Agreement may not be amended except by an instrument in writing signed by Delta, Buyer and Escrow Agent; provided, however, that this Escrow Agreement may not be amended unless Buyer and Escrow Agent offer to enter into the same amendment, if applicable, with (i) Northwest Airlines, Inc. with respect to the Worldspan/Northwest Escrow Agreement and (ii) American Airlines, Inc. with respect to the TTPC/American Escrow Agreement.

17.2                           The terms of this Escrow Agreement may be waived only by a written instrument signed by the party that would have been able to require compliance therewith; provided, however, that none of Buyer, Worldspan or Escrow Agent may waive any provision of this Escrow Agreement without also offering to waive, if applicable, the same provision under each of the Worldspan/Northwest Escrow Agreement and the TTPC/American Escrow Agreement.  No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.  No waiver on the part of any party of any such right, power or privilege shall preclude any further exercise thereof or the exercise of any other such right, power or privilege.

4.4(b)(2)-14

18.                                 No Third Party Beneficiaries.

18.1                           This Escrow Agreement shall be for the benefit of the parties hereto and none of the provisions of this Escrow Agreement shall be for the benefit of or enforceable by any third party; provided, however, that Northwest Airlines, Inc. and American Airlines, Inc. shall be third party beneficiaries to the proviso contained in Section 17.1 and the proviso contained in the first sentence of Section 17.2, and shall have the right to enforce such provisions directly.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed as of the day and year first above written.

DELTA AIR LINES, INC.

By:
Name:
Title:

TRAVEL TRANSACTION PROCESSING CORPORATION

By:
Name:
Title:

WORLDSPAN, L.P.

By:
Name:
Title:

[THE BANK OF NEW YORK]

By:
Name:
Title:

4.4(b)(2)-15

SCHEDULE 5.3

DELTA EXCLUSIVE USE AND LICENSED SOFTWARE

For purposes of this Agreement, all Worldspan Software operated on the Delta Complexes as of January 31, 2003 will be considered Delta Exclusive Use Software or Delta Licensed Software (as defined in the Deltamatic Technology Transfer Agreement, dated as of September 21, 1994, between Delta and Worldspan). This Worldspan Software will include, but not be limited to, the following:

CSR No.	TITLE	COMMENTS

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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-5

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-6

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-7

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-8

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-9

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-10

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-11

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-12

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-13

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-14

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-15

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-16

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-17

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-18

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-19

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-20

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-21

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-22

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-23

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-24

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-25

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-26

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-27

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-28

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-29

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-30

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-31

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-32

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-33

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-34

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-35

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-36

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-37

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-38

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-39

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-40

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-41

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-42

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-43

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-44

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-45

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-46

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-47

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-48

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-49

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-50

CSR No	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-51

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-52

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-53

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-54

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-55

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-56

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-57

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-58

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-59

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-60

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-61

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-62

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-63

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-64

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-65

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-66

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-67

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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[**]	[**]
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[**]	[**]
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[**]	[**]
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[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-68

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-69

CSR No.	TITLE	COMMENTS
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

5.3-70

SCHEDULE AP

APPLICATION PACKAGES

Deltamatic Application Packages

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

OSS Application Packages

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

[**]

VM Application Packages

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

[**]

Other Application Packages

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.

[**]

[**] = Confidential treatment requested for redacted portion, redacted portion has been filed separately with the Commission.